                                                                     EXHIBIT 10B

ADOPTION AGREEMENT #01
FOR USE WITH

DORSEY & WHITNEY
401(k) REGIONAL PROTOTYPE PLAN
BASIC PLAN DOCUMENT #1

---------------


ARTICLE I.  PLAN ADOPTED


         By execution of this Adoption Agreement, the Employer and the Trustee agree that this Adoption Agreement and the related document entitled "Dorsey & Whitney _ 401(k) Regional Prototype Plan Basic Plan Document #1" are adopted as the formal written instrument under which the Employer will maintain a defined contribution _ 401(k) profit sharing plan for the benefit of its eligible employees. Unless specified otherwise, "_" references are to the Basic Plan Document and terms with initial capital letters are defined in the Basic Plan Document.


ARTICLE II.  THE EMPLOYER

A.       The Employer's name and address are:

                  Computer Network Technology Corporation

                  605 North Highway 169, Suite 800

                  Minneapolis, Minnesota 55441

                  Telephone:  (612) 797-6000

         [_ 1.1.13, _ 9.4]

B. The Employer is organized under the laws of the state of Minnesota as a (check one):

                  X        C corporation.

                           S corporation.

                           partnership.

                           proprietorship.

                           other (specify) .

         [_ 1.1.13]

C.        The Employer's principal trade or business with respect to which this
          Plan is established is:     design and develop high speed networking
          equipment.

D.       The Employer's annual accounting period (federal income tax year) ends:
         December 31.

         [_ 1.1.4]

E.       The Employer's federal taxpayer identification number is:   41-1356476.

F. The Employer designates the following person(s) as the Administrative Committee.

                  Vice President of Human Resources

                  Director of Human Resources

                  Benefits Manager

                                    [_ 1.1.2]

ARTICLE III.  THE TRUSTEE


A. The name, address and phone number of the Trustee(s) to be used for reporting and disclosure purposes is:

                  1.       CG Trust Company

                           525 West Monroe Street, Suite 1900

                           Chicago, Illinois 60661-3629

                           (312) 648 - 2490

                  2.





                           (                )
                  3.





                           (                )

         [_ 1.1.34]

B. Effective date of appointment of Trustee(s) listed in A above: July 1, 1993.

C.       If one or more individuals are Trustees, the federal taxpayer
         identification number assigned to the Trust is:                 .

ARTICLE IV.  HISTORY OF THE PLAN


A.       The execution of this Adoption Agreement is intended to (check one):

                           create a new Plan (skip to item B).

                  X        amend an existing Plan (complete the following).

                      1. The existing Plan which is being amended was (check one):

                                    maintained under this prototype or another prototype also sponsored by Dorsey & Whitney LLP.

                                    maintained under some other prototype or master plan.

                  X maintained under an individually designed document.

                                    [_ 1.1.27]

         2. The name of the Plan under the earlier Plan document was: The Computer Network Technology Corporation 401(k) Salary Savings Plan

                  The original effective date of the Plan was: January 1, 1991.

                  The Trustee under the earlier Plan document was: CG Trust Company

                  The date that the earlier Plan document was executed (or most recently amended) was: April 9, 1998.

                  [_ 1.1.24]

         3. Was the existing Plan a Profit Sharing Plan exempt from spouse annuity rules as described in _ 7.3.5 of the Basic Plan Document?

                           X        Yes

                                    No

                  [_ 7.3.5]

         4. Will the existing Plan continue to hold nondeductible voluntary contributions made under the existing Plan? (Further contributions are not permitted.)

                           X        Yes

                                    No

                                    Not Applicable (skip to Item B)

                  [_ 3.8]

         5. Will Participants be allowed to withdraw their nondeductible voluntary contributions (and the earnings thereon) during employment?

                           X        Yes

                                    No

                  [_ 7.8]

B. Upon the execution of this Adoption Agreement, the Plan name for reporting and disclosure purposes will be: The Computer Network Technology Corporation 401(k) Salary Savings Plan .

         [_ 1.1.24]

C.       The three digit Plan serial number ("PN") which will be used by the
         Employer for reporting and disclosure purposes is:    001.

D.       The Effective Date (the date upon which this Adoption Agreement is to
         be effective) is:          January 1, 1997.

         [_ 1.1.10]

E.       The last day of the Plan Year (the accounting year of the Plan) is:
         December 31.

         [_ 1.1.26]

F. Is this Plan a Profit Sharing Plan exempt from spouse annuity rules as described in _ 7.3.5 of the Basic Plan Document? (If item A(3) above is checked "No", this item must also be checked "No".)

                  X        Yes

                           No

         [_ 7.3.5]



ARTICLE V.  ELIGIBILITY REQUIREMENTS


A. Age. The minimum age each employee must satisfy before becoming a Participant is (check one and complete):

                           No minimum age requirement.

                  X        Minimum age 18 years (not greater than 21).

         [_ 2.1]

B. Service. To become a Participant in the Plan each employee must complete at least (check one):

                           No minimum service requirement (skip to item D).

                           One year of Eligibility Service (with at least 1,000 Hours of Service).

                  X One year of Eligibility Service (with at least 1,000 Hours of Service) or 1 months (less than 12) of continuous service (without regard to Hours of Service credited).

         [_ 2.1, _ 1.1.11]

C. Computation Period. The computation period for Eligibility Service will be (check one):

                  X The year beginning with the date the employee first performs an Hour of Service and then Plan Years.

                           Successive years beginning on the date the employee first performs an Hour of Service and annual anniversaries of that date.

         [_ 1.1.11]

D. Recognized Employment. Recognized Employment is all service in the employment of the Employer except employees covered under collective bargaining agreements (unless the agreement provides for the inclusion of such employees), non-resident aliens, leased and similar employees and the following classifications or categories specifically excluded:

         Excluded

         Salaried employees.                     Yes          X      No

         Hourly employees.                       Yes          X      No

         Owner employees                         Yes          X      No
         (including Partners who own
         more than a 10% interest).

         Partners.                               Yes          X      No

         The following described groups, classifications or individual employees are excluded:

         Any employee who is not scheduled to work at least 1,000 hours in a Plan Year unless such employee completes one year of Eligibility Service (with at least 1,000 Hours of Service).

         [_ 1.1.31]

E.       Enrollment Date(s). The Enrollment Date(s) shall be (check one):

                           the first day of the Plan Year.

                           the first day of the Plan Year and the first day of the 7th month of the Plan Year.

                  X the first day of the Plan Year and the first day of the 4th, 7th and 10th months of the Plan Year.

                           the first day of the Plan Year and the first day of the 2nd through the 12th months of the Plan Year.

         [_ 1.1.14]

F. Valuation Date(s). The Valuation Date(s) shall be (check one): [See Supplemental Adoption Agreement]

                           the Annual Valuation Date.

                           the Annual Valuation Date and the last day of the 6th month of the Plan Year.

                           the Annual Valuation Date and the last day of the 3rd, 6th and 9th months of the Plan Year.

                           the Annual Valuation Date and the last day of the 1st through the 11th months of the Plan Year.

         [_ 1.1.35]



ARTICLE VI.  RETIREMENT SAVINGS (_ 401(k)) CONTRIBUTIONS


A Participant may enter into a Retirement Savings Agreement with the Employer to reduce his Recognized Compensation by any amount the Participant chooses between 1 % and 15 % of such Participant's Recognized Compensation.

[_ 3.2]

ARTICLE VII.  EMPLOYER CONTRIBUTIONS AND FORFEITURES


A. Required Matching Contributions. Will required matching contributions be allowed?

                  X        No

                           Yes in an amount equal to % of each Participant's retirement savings _ 401(k) contribution, ignoring retirement savings in excess of % of the Participant's Recognized Compensation.

B. Discretionary Contributions. Will Employer discretionary contributions be allowed? [See Addendum to Adoption Agreement]

                           No

                           Yes (check one or both):

                           Discretionary Matching Contributions. (check one)

                  Percentage Match. Employer discretionary matching contributions will be allocated to the Employer Matching Accounts of eligible Participants to match a percentage, determined by the Employer, of each eligible Participant's retirement savings _ 401(k) contributions for the Plan, ignoring retirement savings contributions in excess of % of the Participant's Recognized Compensation.


                  Collectively Bargained Match. Employer discretionary matching contributions will be allocated to the Employer Matching Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants.

                           Discretionary Profit Sharing. (check one)

                           Straight Percent of Pay. Employer discretionary profit sharing contributions are not integrated with Social Security contributions. Employer discretionary profit sharing contributions will be allocated to the Employer Profit Sharing Accounts of eligible Participants (whether or not they are making retirement savings 401(k) contributions) pursuant to _ 3.4.5(a) of the Basic Plan Document.

                           Integrated with Social Security. Employer discretionary profit sharing contributions are integrated with Social Security contributions. Employer discretionary profit sharing contributions will be allocated to the Employer Profit Sharing Accounts of eligible Participants (whether or not they are making retirement savings 401(k) contributions) pursuant to _ 3.4.5(b) of the Basic Plan Document.

                           The Integration Level will be equal to:

                           The Taxable Wage Base ("TWB")

                           $(a dollar amount not greater than the TWB)

                           Collectively Bargained. Employer contributions will be allocated to the Employer Profit Sharing Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants or pursuant to the federal Davis Bacon Act or similar federal, state or local prevailing wage legislation.

                           [_ 3.4.3 and _ 3.4.5]

C. Last Day Rule. Will Participants be required to be in employment on the last day of a Plan Year to share in the Employer contribution (and forfeited Suspense Accounts, if any) to be allocated for that Plan Year?

       Employer Required        Employer Discretionary    Employer Discretionary
Matching Contributions    Matching Contribution    Profit Sharing Contribution

                 Yes         X         Yes                     Yes

                 No                    No                      No

             X   Not Applicable        Not Applicable      X   Not Applicable

         [_ 3.5]

D. 1,000 Hour Rule. Will Participants be required to have at least 1,000 Hours of Service in a Plan Year to share in the Employer contribution (and forfeited Suspense Accounts, if any) to be allocated for that Plan Year?18/

       Employer Required        Employer Discretionary    Employer Discretionary
Matching Contributions    Matching Contribution    Profit Sharing Contribution

                Yes                    Yes                        Yes

                No              X      No                         No

          X     Not Applicable         Not Applicable        X    Not Applicable

         [_ 3.5]

E. Recognized Compensation. A Participant's Recognized Compensation for purposes of allocating the Employer contribution is generally total cash pay for Recognized Employment while a Participant during the Plan Year, excluding the following:

                           No exclusions

                           Bonuses

                           Overtime

                           Holiday and Vacation Pay

                           Shift differential

                           Commissions in excess of $ .

                  X Other excluding any reimbursements related to moving expenses; the Saturday Night Stay-over Program; and any income related to the exercise of nonqualified stock options, the sale of stock within one year of receipt under the Employee Stock Purchase Plan, the stock options receive pursuant to the Incentive Stock Option Plan, or the vesting of stock options under the Restricted Stock Option Plan.

         [_ 1.1.30]



ARTICLE VIII.  ROLLOVER CONTRIBUTIONS


A.       Will Participants be allowed to make rollover contributions?

                  X                 Yes

                                    No

         [_ 3.7]

B. Will employees in Recognized Employment who are not yet Participants be allowed to make rollover contributions?

                  X                 Yes

                                    No

         [_ 3.7]



ARTICLE IX.  VESTING OF EMPLOYER MATCHING ACCOUNTS
AND EMPLOYER PROFIT SHARING ACCOUNT

A. Employer Matching Account. Effective for Participants who perform one or more Hours of Service on or after the Effective Date, each Participant's Employer Matching Account shall become Vested as follows (check one):

                           Not Applicable.

                           Full Vesting. Each Participant's Employer Matching Account shall be fully (100%) Vested at all times.

                  X Graduated or Cliff Vesting. Each Participant's Employer Matching Account shall be Vested as follows:

         When the Participant Has             The Vested Portion of the
         Completed the Following                Participant's Matching
             Vesting Service                       Account Will Be:

                                    Not Top Heavy          Top Heavy
                                    3 to 7  5 year cliff   2 to 6  3 year cliff

         Less than 1 year     0 %   (0%)    (0%)           (0%)    (0%)
         1 year               0 %   (0%)    (0%)           (0%)    (0%)
         2 years             50 %   (0%)    (0%)           (20%)   (0%)
         3 years             75 %   (20%)   (0%)           (40%)   (100%)
         4 years            100 %   (40%)   (0%)           (60%)
         5 years                %   (60%)   (100%)         (80%)
         6 years                %   (80%)                  (100%)
         7 years or more    100 %

B. Employer Profit Sharing Account. Effective for Participants who perform one or more Hours of Service on or after the Effective Date, each Participant's Profit Sharing Account shall become Vested as follows (check one):

                  X        Not Applicable.

                           Full Vesting. Each Participant's Profit Sharing Account shall be fully (100%) Vested at all times.

                           Graduated or Cliff Vesting. Each Participant's Profit Sharing Account shall be Vested as follows:

         When the Participant Has            The Vested Portion of the
         Completed the Following               Participant's Matching
              Vesting Service                      Account Will Be:       21/

                                    Not Top Heavy          Top Heavy 22/
                                    3 to 7  5 year cliff   2 to 6  3 year cliff

         Less than 1 year     %     (0%)    (0%)           (0%)    (0%)
         1 year               %     (0%)    (0%)           (0%)    (0%)
         2 years              %     (0%)    (0%)           (20%)   (0%)
         3 years              %     (20%)   (0%)           (40%)   (100%)

         4 years              %     (40%)   (0%)           (60%)
         5 years              %     (60%)   (100%)         (80%)
         6 years              %     (80%)                  (100%)
         7 years or more   100%

C. Full Vesting Events. Notwithstanding any of the foregoing, each Participant's Employer Matching Account and Employer Profit Sharing Account will be 100% Vested upon death, disability or attainment of 65 (must be 65 or earlier), while in the employment of the Employer.

         [_ 5.1.1 and _ 5.1.2]



ARTICLE X.  DISTRIBUTIONS


A. Distribution Date(s). The Distribution Date(s) for the Plan shall be (check one): [See Supplemental Adoption Agreement]

                           the Annual Valuation Date.

                           the Annual Valuation Date and the last day of the 6th month of the Plan Year.

                           the Annual Valuation Date and the last day of the 3rd, 6th, and 9th months of the Plan Year.

                           the Annual Valuation Date and the last day of the 1st through 11th months of the Plan Year.

         [_ 1.1.9]

B.       Time of Distribution. Distribution will occur (check one):

X As of any Distribution Date specified in writing by the Participant or Beneficiary which is coincident with or following both (a) a Participant's Event of Maturity, and (b) the filing of any required application for distribution.

         As of any Distribution Date specified in writing by the Participant or Beneficiary which is coincident with or following both (a) at least months after the Participant's Event of Maturity or, if earlier, the Distribution Date which is coincident with or following the Participant's attainment of Normal Retirement Age, death or disability, and (b) the filing of any required application for distribution.

         Other or, if earlier, as of the Distribution Date which is coincident with or following the Participant's attainment of Normal Retirement Age, death or disability, and the filing of any required application for distribution.26/

         [_ 7.2]

C. Form of Distribution. Participants will be allowed to receive distributions in the following forms (check one or both):

         X        Lump Sum (check one):

         X Lump Sum single payment as of the Distribution Date specified by the Participant and allowed in item B above.

                           Lump Sum single payment as of the Distribution Date specified by the Participant and allowed in item B above, including, if the Participant requests after the Participant's Event of Maturity, a partial advance payment up to 50% of the Vested Total Account determined as of the Distribution Date immediately preceding the Participant's Event of Maturity.

                  Installments (check one or both):

                           Substantially equal installments payable monthly, quarterly or annually over a period of years selected by the Participant before the first payment is made, but not to exceed the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary.

                  X Other - An installment payment in an amount equal to any whole percentage (not to exceed 100%) of the Participant's Total Account as elected at any time and for any reason by a Participant who deferred distribution of their Total Account after the occurrence of an Event of Maturity.

Beneficiaries will be allowed to receive distributions in the following forms (check one or both):

         X        Lump Sum (check one):

                  X Lump Sum single payment as of the Distribution Date specified by the Beneficiary and allowed in item B above.

                           Lump Sum single payment as of the Distribution Date specified by the Beneficiary and allowed in item B above, including, if the Beneficiary requests after the Participant's death, a partial advance payment up to 50% of the Participant's Vested Total Account determined as of the Distribution Date immediately preceding the Participant's death.

                  Installments (check one or both):

                           Substantially equal installments payable monthly, quarterly or annually over a period of years selected by the Beneficiary according to the rules provided in _ 7.3 of the Basic Plan Document.

                           Other

                                                      .

         [_ 7.3]

D. In-service Distributions Hardship. Distributions during employment are available to Participants for the following purposes (check either Yes or No for each purpose):

Yes          No

X Medical expenses described in _ 213(d) of the Internal Revenue Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in _ 152 of the Internal Revenue Code).

X The purchase (excluding mortgage payments) of a principal residence of the Participant.32/

X Payment of tuition for the next semester or quarter of post-secondary education for the Participant, the Participant's spouse, children or dependents.32/

X The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.32/

         [_ 7.9.1]

E. In-service Distributions Age 59-1/2. Will distributions during employment after age 59-1/2 be allowed?

                  X        Yes

                           No

         [_ 7.9.2]

F. Source of Hardship Distributions and Age 59-1/2 Distributions. In-service distributions will be allowed from the following Accounts (check Yes, No, or Not Applicable for each Account):

                           Not
         Yes      No       Applicable

          X                                   Retirement Savings Account

                            X                 Employer Profit Sharing Account

          X                                   Employer Matching Account

          X                                   Rollover Account

          X                                   Transfer Account

          X                                   Nondeductible Voluntary Account

                           X                  Deductible Voluntary Account

         [_ 7.9.1.5, _ 7.9.2.4]



ARTICLE XI.  INVESTMENT OPTIONS


A. Life Insurance. Will Participants be permitted to direct the investment of a part of their Accounts into Life Insurance contracts?

                           Yes

                  X        No

         [_ 10.11]

B. Commingled Investment Subfunds. Can Commingled Investment Subfunds be created so that Participants can control the investment of their Accounts?

                  X        Yes

                           No

         [_ 4.1.1]

C. Individually Directed Accounts. Can Individually Directed Subfunds be created so that Participants can control the investment of their Accounts?

                           Yes36/

                  X        No

         [_ 4.1.2]

D. Employer Direction. Except as provided in Section E of this Article XI, will the Employer have the authority to direct the Trustee in the investment of the Fund?

                           Yes

                  X        No

If yes, enter name and title of the one individual who is authorized to
communicate such directions to the Trustee in writing:            .

         [_ 10.12]



ARTICLE XII.  LOANS


Will loans from the Plan be available to Participants and Beneficiaries (other than Owner-Employees and Shareholder-Employees)?

                           No

                  X        Yes (check one)

                                    X        Loans will be made for any purpose.

                                             Loans will be made for the
                                             following purposes:






[_ 7.10]



ARTICLE XIII.  INTERNAL REVENUE CODE _ 415 LIMITATIONS


A. Does the Employer or any controlled group member now maintain or has the Employer or any controlled group member ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could possibly become a participant or does the Employer or any controlled group member maintain a welfare benefit fund or an individual medical account (as defined in Appendix A) under which amounts are treated as annual additions with respect to any Participant in this Plan?

                  X        No (skip to item E)

                           Yes (complete the rest of this Article XIII)

         [Appendix A]

B. Such other qualified plan was or is a (check one or more as appropriate):

                  Regional prototype defined contribution plan (complete E below)

                  Regional prototype defined benefit plan (complete D and E below)

                  Individually designed defined contribution plan39/ (complete C and E below)

                  Individually designed defined benefit plan (complete D and E below)

                  Welfare benefit fund (complete C and E below)

                  Individual medical account (complete C and E below)

C. To the extent that any Participant in this Plan is, may become or ever has been a participant in another qualified defined contribution plan maintained by the Employer or any controlled group member, other than a regional prototype qualified defined contribution plan (check one):

The provisions of _ 3 of Appendix A will apply, as if the other plan was a regional prototype plan.

The method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion is set forth in an attachment to this Adoption Agreement.

D. To the extent that any Participant is, may become or ever has been a participant in another qualified defined benefit plan maintained by the Employer or any controlled group member (check one):

         In any limitation year, the annual additions credited to the Participant under this Plan may not cause the sum of the defined benefit plan fraction and the defined contribution plan fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's Account under the Plan during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fractions equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants in this plan under the allocation formula under this Plan. If the 1.0 limitation is exceeded because of an excess amount, such excess amount will be reduced in accordance with _ 2.4 of Appendix A.

         The method under which the plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion is set forth in an attachment to this Adoption Agreement.

E. The limitation year is the following 12-consecutive month period (check one):

                  X        the Plan Year

                           the calendar year

                           other



ARTICLE XIV.  INTERNAL REVENUE CODE _ 416 LIMITATIONS

A. Does any Employer adopting this Plan maintain another qualified plan in which any Participant in this Plan is a participant or could possibly become a participant?

                  X        No (skip the rest of this Article XIV)

                           Yes (complete the rest of this Article XIV)

B. To avoid duplication of minimum benefits under _ 416 of the Internal Revenue Code because of the required aggregation of multiple plans, the "Dorsey & Whitney _ 401(k) Regional Prototype Plan Basic Plan Document #1" is amended as follows:



         [_ 9.1.1 and Appendix B]

C. For purposes of establishing the present value to compute the top heavy ratio, any benefit under a defined benefit plan shall be discounted only for mortality and interest based on the following:

Interest rate (check one):                 PBGC Interest Assumption as if Plan
terminated on valuation date.

                                           Other             .

Mortality table (check one):               PBGC Mortality Assumption as if Plan
terminated on valuation date.

                                           Other             .

      [Appendix B]



ARTICLE XV.  HOURS OF SERVICE


For the purpose of determining One-Year Breaks in Service, Vesting Service, Eligibility Service and minimum annual service requirement to share in the Employer contribution made for a Plan Year, Hours of Service for employees for whom the Employer is not required by state or federal "wage and hour" or other laws to count hours worked shall be determined on the following basis (check one):

         On the basis of the actual recorded hours for which an employee is paid or entitled to payment.

         On the basis that, without regard to his actual recorded hours, an employee shall be credited with 10 Hours of Service for a day if under _ 1.1.18 such employee would be credited with at least 1 Hour of Service during that day.

         On the basis that, without regard to his actual recorded hours, an employee shall be credited with 45 Hours of Service for a calendar week if under _ 1.1.18 such employee would be credited with at least 1 Hour of Service during that calendar week.

         On the basis that, without regard to his actual recorded hours, an employee shall be credited with 95 Hours of Service for a semi-monthly pay period if under _ 1.1.18 such employee would be credited with at least 1 Hour of Service during that semi-monthly pay period.

X On the basis that, without regard to his actual recorded hours, an employee shall be credited with 190 Hours of Service for a calendar month if under _ 1.1.18 such employee would be credited with at least 1 Hour of Service during that calendar month.

[_ 1.1.18]



ARTICLE XVI.  COLLECTIVE INVESTMENTS


Does the Trustee maintain any collective investment funds in which this Plan will invest?

                  X        No

                           Yes the Trustee's collective investment funds incorporated by reference into this Plan Statement are:







[_ 10.6(q)]


ARTICLE XVII.  MISCELLANEOUS


The Prototype Sponsor is:

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402
(612) 340-2600

This Adoption Agreement is not effective unless Dorsey & Whitney LLP has consented, in writing, to its use. The Employer's Plan is intended to qualify under Internal Revenue Code _ 401(a) and to be funded through a trust exempt from federal income taxes under Internal Revenue Code _ 501(a). The Employer understands that failure to properly complete or amend this Adoption Agreement may result in disqualification of the Plan.

The Employer and the Trustee further agree that the duties and responsibilities of the Employer, Dorsey & Whitney LLP and the Trustee as set out in the "Dorsey & Whitney _ 401(k) Regional Prototype Plan Basic Plan Document #1" shall be supplemented as follows:

         Dorsey & Whitney LLP as the Prototype Sponsor will furnish the Employer with a copy of the notification letter issued by the Internal Revenue Service with respect to the form of the Prototype Documents. Dorsey & Whitney LLP will notify the Employer annually, in writing, as to whether Dorsey & Whitney LLP intends to continue to be the sponsor of the Prototype, whether any amendments have been made to the Prototype Documents, and, if amendments have been made, the requirements the Employer must satisfy in order to be entitled to reliance. If Dorsey & Whitney LLP amends the Prototype Documents, a copy of the amendment and subsequent notification letter issued by the Internal Revenue Service with respect to the form of the amendment will be furnished to the Employer. If Dorsey & Whitney LLP discontinues or abandons the Prototype Documents, Dorsey & Whitney LLP will notify the Employer at the earliest possible date.

         Although Dorsey & Whitney LLP is responsible for maintaining the Prototype Documents, the Employer (and not the Trustee or Dorsey & Whitney LLP) is responsible for compliance with all laws regarding the Plan, including the filing of the Annual Report/Return (Form 5500) with the government; distributing the Summary Plan Descriptions, Summary Annual Reports and Summary of Material Modifications to Participants and Beneficiaries; furnishing the Trustee with all information necessary for the Trustee to properly withhold federal income taxes from distributions and process distributions; and filings in connection with any Plan amendments or termination.

The Employer may NOT rely on a notification letter issued by the a district office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Employer's Plan is qualified under _ 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district director of the Internal Revenue Service for a determination letter.

         IN WITNESS WHEREOF, this Adoption Agreement is hereby approved.


         FOR THE EMPLOYER

Dated:   ____________, 19___.
         Greg Barnum - Chief Financial Officer

         DORSEY & WHITNEY LLP CONSENTS TO
         THE ADOPTION OF THIS AGREEMENT.

Dated:   ____________, 19___.

By Its Robert Burns

                                DORSEY & WHITNEY


                       ss. 401(k) REGIONAL PROTOTYPE PLAN

                             BASIC PLAN DOCUMENT #1








(C) Copyright 1991 Dorsey & Whitney

                                DORSEY & WHITNEY
                       ss. 401(k) REGIONAL PROTOTYPE PLAN
                             BASIC PLAN DOCUMENT #1


                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.   INTRODUCTION

                1.1.  Definitions
                          1.1.1.  Accounts
                                     (a)  Total Account
                                     (b)  Retirement Savings Account
                                     (c)  Employer Matching Account
                                     (d)  Employer Profit Sharing
                                          Account
                                     (e)  Rollover Account
                                     (f)  Nondeductible Voluntary
                                          Account
                                     (g)  Deductible Voluntary Account
                                     (h)  Transfer Account
                                     (i)  Suspense Account
                          1.1.2.  Administrative Committee
                          1.1.3.  Affiliate
                          1.1.4.  Annual Valuation Date
                          1.1.5.  Beneficiary
                          1.1.6.  Board of Directors
                          1.1.7.  Code
                          1.1.8.  Disability
                          1.1.9.  Distribution Date
                          1.1.10. Effective Date
                          1.1.11. Eligibility Service
                          1.1.12. Employee (Special Definitions)
                          1.1.13. Employer
                          1.1.14. Enrollment Date
                          1.1.15. ERISA

                          1.1.16. Event of Maturity
                          1.1.17. Fund
                          1.1.18. Hours of Service
                          1.1.19. Integration Level
                          1.1.20. Investment Manager
                          1.1.21. Normal Retirement Age
                          1.1.22. One-Year Break in Service
                          1.1.23. Participant
                          1.1.24. Plan
                          1.1.25. Plan Statement
                          1.1.26. Plan Year
                          1.1.27. Prior Plan Statement
                          1.1.28. Prototype Documents
                          1.1.29. Prototype Sponsor
                          1.1.30. Recognized Compensation
                          1.1.31. Recognized Employment
                          1.1.32. Retirement Savings Agreement
                          1.1.33. Subfund
                          1.1.34. Trustee
                          1.1.35. Valuation Date
                          1.1.36. Vested
                          1.1.37. Vesting Service
                1.2.  Rules Of Interpretation
                1.3.  Establishment Of New Plan
                1.4.  Amendment
                1.5.  Automatic Exclusion From Prototype Plan
                1.6.  Special Requirements
                          1.6.1.  Discriminatory Benefits
                          1.6.2.  Discriminatory Coverage
                          1.6.3.  Control Defined
                1.7.  Transitional Rules

SECTION 2.  ELIGIBILITY AND PARTICIPATION

                2.1.  Initial Entry Into Plan
                2.2.  Special Rule For Former Participants
                2.3.  Enrollment
                2.4.  Waiver Of Enrollment Procedures
                2.5.  Retirement Savings Agreement
                2.6.  Modifications Of Retirement Savings Agreement
                          2.6.1.  Increase
                          2.6.2.  Decrease

                          2.6.3.  Cancellation of Retirement Savings
                                  Agreement
                          2.6.4.  Termination Of Recognized Employment
                          2.6.5.  Form Of Agreement
                2.7.  Section 401(k) Compliance
                          2.7.1.  Special Definitions
                          2.7.2.  Special Rules
                          2.7.3.  The Tests
                          2.7.4.  Remedial Action

SECTION 3.  CONTRIBUTIONS AND ALLOCATION THEREOF

                3.1.  Employer Contributions --General
                          3.1.1.  Source Of Employer Contributions
                          3.1.2.  Limitation
                          3.1.3.  Form of Payment
                3.2.  Retirement Savings Contributions
                          3.2.1.  Amount
                          3.2.2.  Allocation
                3.3.  Required Matching Contributions
                          3.3.1.  Amount
                          3.3.2.  Allocation
                3.4.  Discretionary Employer Contributions
                          3.4.1.  General
                          3.4.2.  Section 401(k) Curative Allocation
                          3.4.3.  Discretionary Matching Contributions
                          3.4.4.  Section 401(m) Curative Allocation
                          3.4.5.  Discretionary Profit Sharing
                                  Contributions
                3.5.  Eligible Participants
                3.6.  Make-Up Contributions For Omitted Participants
                3.7.  Rollover Contributions
                          3.7.1.  Eligible Contributions
                          3.7.2.  Specific Review
                          3.7.3.  Allocation
                3.8.  Nondeductible Voluntary Contributions
                3.9.  Deductible Voluntary Contributions
                3.10. Section 401(m) Compliance
                          3.10.1. Special Definitions

                          3.10.2. Special Rules
                          3.10.3. The Tests
                          3.10.4. Remedial Action
                3.11.  Limitation On Allocations
                3.12.  Effect Of Disallowance Of Deduction Or Mistake Of Fact

SECTION 4.  INVESTMENT AND ADJUSTMENT OF ACCOUNTS

                4.1.  Establishment Of Subfunds
                          4.1.1.  Establishing Commingled Subfunds
                          4.1.2.  Individual Subfunds
                          4.1.3.  Operational Rules
                          4.1.4.  Revising Subfunds
                4.2.  Valuation And Adjustment Of Accounts
                          4.2.1.  Intermediate Distributions Adjustment
                          4.2.2.  Investment Adjustment
                          4.2.3.  Contribution Adjustment
                          4.2.4.  Final Distributions Adjustment
                4.3.  Management And Investment Of Fund

SECTION 5.  VESTING

                5.1.  Employer Matching Account And Employer Profit Sharing
                      Account
                          5.1.1.  Progressive Vesting
                          5.1.2.  Full Vesting
                          5.1.3.  Special Rule For Partial Distributions
                          5.1.4.  Effect Of Break On Vesting
                          +5.1.5. Pre-Effective Date Vesting
                5.2.  Optional Vesting Schedule
                          5.2.1.  Election
                          5.2.2.  Qualifying Participant
                          5.2.3.  Procedure For Election
                          5.2.4.  Conclusive Election
                5.3.  Other Accounts

SECTION 6.  MATURITY

                6.1.  Events Of Maturity
                6.2.  Disposition Of Nonvested Portion Of Account
                          6.2.1.  Forfeiture Event
                          6.2.2.  Rehire Before Forfeiture Event
                          6.2.3.  Rehire After Forfeiture Event
                          6.2.4.  Forfeitures
                          6.2.5.  Restorations

SECTION 7.  DISTRIBUTION

                7.1.  Application For Distribution
                          7.1.1.  Application Required
                          7.1.2.  Exception For Small Amounts
                          7.1.3.  Exception For Required Distributions
                          7.1.4.  Lost Distributees
                7.2.  Time Of Distribution
                          7.2.1.  Earliest Beginning Date
                          7.2.2.  Required Beginning Date
                7.3.  Forms Of Distribution
                          7.3.1.  Forms Available
                          7.3.2.  Substantially Equal
                          7.3.3.  Life Expectancy
                          7.3.4.  Presumptive Forms
                          7.3.5.  Exempt Profit Sharing Plan
                          7.3.6.  Effect Of Reemployment
                          7.3.7.  TEFRAss. 242(b) Transitional Rules
                7.4.  Designation Of Beneficiaries
                          7.4.1.  Right To Designate
                          7.4.2.  Spousal Consent
                          7.4.3.  Written Explanation Requirement For
                                  Qualified Preretirement Survivor Annuity
                          7.4.4.  Failure Of Designation
                          7.4.5.  Disclaimers by Beneficiaries
                          7.4.6.  Definitions
                          7.4.7.  Special Rules
                7.5.  Death Prior To Full Distribution
                7.6.  Distribution In Cash
                7.7.  Facility Of Payment

                7.8.  Withdrawals From Nondeductible Voluntary Account
                          7.8.1.  When Available
                          7.8.2.  Sequence of Accounts
                          7.8.3.  Limitations
                          7.8.4.  Coordination With Section 4.1
                7.9.  In-Service Distributions
                          7.9.1.  Hardship Distributions
                                     7.9.1.1.When Available
                                     7.9.1.2.Purposes
                                     7.9.1.3.Limitations
                                     7.9.1.4.Coordination With Retirement
                                             Savings Agreement
                                     7.9.1.5.Sequence Of Accounts
                                     7.9.1.6.Coordination With Section 4.1
                          7.9.2.  Age 59-1/2 In-Service Distribution
                                     7.9.2.1.When Available
                                     7.9.2.2.Purposes
                                     7.9.2.3.Limitations
                                     7.9.2.4.Sequence of Accounts
                                     7.9.2.5.Coordination with Section 4.1
                7.10. Loans
                          7.10.1. Availability
                          7.10.2. Administration
                          7.10.3. Loan Terms
                          7.10.4. Collateral
                          7.10.5. Specific Loan Rules
                          7.10.6. Effect on Distributions
                          7.10.7. IRCss. 72(p) Reporting
                          7.10.8. Truth-in-Lending
                7.11. Corrective Distributions
                          7.11.1. Excess Elective Deferrals ($7,000 Limit)
                          7.11.2. Excess Contributions (Section 401(k) Test)

                          7.11.3. Distribution Of Excess Aggregate
                                  Contributions (Section 401(m) Test)
                          7.11.4. Priority
                          7.11.5. Matching Contributions

SECTION 8.  SPENDTHRIFT PROVISIONS

SECTION 9.  AMENDMENT AND TERMINATION

                9.1.  Amendment
                          9.1.1.  Amendment By Employer
                          9.1.2.  Amendment By Prototype Sponsor
                          9.1.3.  Limitation On Amendments
                          9.1.4.  Resignation Of Prototype Sponsor
                9.2.  Discontinuance Of Contributions And Termination Of Plan
                9.3.  Merger or Spinoff of Plans
                          9.3.1.  In General
                          9.3.2.  Limitations
                          9.3.3.  Beneficiary Designations
                9.4.  Adoption By Other Control Group Employers
                          9.4.1.  Adoption With Consent
                          9.4.2.  Procedure For Adoption
                          9.4.3.  Effect Of Adoption

SECTION 10.  CONCERNING THE TRUSTEE

                10.1.  Dealings With Trustee
                          10.1.1. No Duty To Inquire
                          10.1.2. Assumed Authority
                10.2.  Compensation Of Trustee
                10.3.  Resignation And Removal Of Trustee
                          10.3.1. Resignation, Removal And Appointment
                          10.3.2. Automatic Removal
                          10.3.3. Surviving Trustees
                          10.3.4. Successor Organizations
                          10.3.5. Co-Trustee Responsibility
                          10.3.6. Allocation of Responsibility

                          10.3.7. Majority Decisions
                10.4.  Accountings By Trustee
                          10.4.1. Periodic Reports
                          10.4.2. Special Reports
                10.5.  Trustee's Power To Protect Itself On Account Of Taxes
                10.6.  Other Trust Powers
                10.7.  Investment Managers
                          10.7.1. Appointment And Qualifications
                          10.7.2. Removal
                          10.7.3. Relation To Other Fiduciaries
                10.8.  Fiduciary Principles
                10.9.  Prohibited Transactions
                10.10. Indemnity
                10.11. Investment In Insurance
                          10.11.1.Limitation On Payment Of Premiums
                          10.11.2.Miscellaneous Rules For Purchase Of Contract 10.11.3.Payment Of Expenses
                          10.11.4.Authority For Contract
                          10.11.5.Payment Of Contract Upon Death
                          10.11.6.Payment Of Contract --Not Upon Death
                          10.11.7.Value Of Contract
                          10.11.8.Interpretation
                10.12. Employer Directed Investments
                10.13. No Investment in Employer Real Property
                10.14. No Investment in Employer Securities

SECTION 11.  DETERMINATIONS--RULES AND REGULATIONS

                11.1.  Determinations
                11.2.  Rules And Regulations
                11.3.  Method Of Executing Instruments
                          11.3.1. Employer Or Administrative Committee
                          11.3.2. Trustee
                11.4.  Claims Procedure
                          11.4.1. Original Claim

                          11.4.2. Claims Review Procedure
                          11.4.3. General Rules
                11.5.  Information Furnished By Participants

SECTION 12.  OTHER ADMINISTRATIVE MATTERS

                12.1.  Employer
                          12.1.1. Officers
                          12.1.2. Delegation
                          12.1.3. Board Of Directors
                12.2.  Administrative Committee
                          12.2.2. Automatic Removal
                          12.2.3. Authority
                          12.2.4. Majority Decisions
                12.3.  Limitation On Authority
                          12.3.1. Fiduciaries Generally
                          12.3.2. Trustee
                12.4.  Conflict Of Interest
                12.5.  Dual Capacity
                12.6.  Administrator
                12.7.  Named Fiduciaries
                12.8.  Service Of Process
                12.9.  Residual Authority
                12.10. Administrative Expenses
                12.11. Annual Certification

SECTION 13.  IN GENERAL

                13.1.  Disclaimers
                          13.1.1.Effect On Employment
                          13.1.2.Sole Source Of Benefits
                          13.1.3.Co-Fiduciary Matters
                13.2.  Reversion Of Fund Prohibited
                13.3.  Execution In Counterparts
                13.4.  Continuity
                13.5.  Contingent Top Heavy Plan Rules

APPENDIX A--SECTION 415 LIMITATIONS ON ALLOCATIONS                   A-1

             APPENDIX B --CONTINGENT TOP HEAVY PLAN RULES            B-1

             APPENDIX C --QUALIFIED DOMESTIC RELATIONS ORDERS        C-1

             APPENDIX D --HIGHLY COMPENSATED EMPLOYEE                D-1

             APPENDIX E --TEFRAss. 242(B) TRANSITIONAL RULES         E-1

                                DORSEY & WHITNEY
                       ss. 401(k) REGIONAL PROTOTYPE PLAN
                             BASIC PLAN DOCUMENT #1


                                    SECTION 1

                                  INTRODUCTION

By execution of an Adoption Agreement that relates to this Basic Plan Document, the Employer and the Trustee agree that the Adoption Agreement and this Basic Plan Document are adopted as the formal written instrument under which the Employer will maintain a defined contribution profit sharing plan for the benefit of its eligible employees. Any apparent conflict between the Adoption Agreement and this Basic Plan Document shall be resolved by reference to this Basic Plan Document.

1.1. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

1.1.1. Accounts -- the following Accounts will be maintained under this Plan for
Participants:

(a) Total Account -- a Participant's entire interest in the Fund, including the Participant's Retirement Savings Account, the Participant's Employer Matching Account, the Participant's Employer Profit Sharing Account, the Participant's Rollover Account, the Participant's Nondeductible Voluntary Account, the Participant's Deductible Voluntary Account, and the Participant's Transfer Account, if any (but excluding the Participant's interest in a Suspense Account).

(b) Retirement Savings Account -- the Account maintained for each Participant to which are credited the Employer contributions made in consideration of such Participant's earnings reductions pursuant to
         Section 3.2 or Section 3.4.2 (or comparable provisions of the Prior Plan Statement, if any) together with any increase or decrease thereon.

(c) Employer Matching Account -- the Account maintained for each Participant to which are credited the Participant's allocable share of the Employer contributions and the Participant's allocable share of forfeited Suspense Accounts made pursuant to Section 3.3 or Section
         3.4.3 or Section 3.4.4 (or
         comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

(d) Employer Profit Sharing Account -- the Account maintained for each Participant to which are credited the Participant's allocable share of the Employer contributions and the Participant's allocable share of forfeited Suspense Accounts made pursuant to Section 3.4.5 (or comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

(e) Rollover Account -- the Account maintained for each Participant to which are credited the Participant's rollover contributions made pursuant to Section 3.7 (or comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

(f) Nondeductible Voluntary Account -- the Account maintained for each Participant to which are credited the Participant's nondeductible voluntary contributions made pursuant to a Prior Plan Statement, if any, together with any increase or decrease thereon. (Further nondeductible voluntary contributions are not allowed under this Plan Statement.)

(g) Deductible Voluntary Account -- the Account maintained for each Participant to which is credited the Participant's deductible voluntary contributions made pursuant to a Prior Plan Statement, if any, together with any increase or decrease thereon. (Further deductible voluntary contributions are not allowed under this Plan Statement.)

(h) Transfer Account -- the Account maintained for each Participant to which is credited the Participant's interest, if any, transferred from another qualified plan by the trustee of such other plan pursuant to an agreement made under Section 9.3 and not credited to any other Account pursuant to such agreement (or another provision of this Plan Statement), together with any increase or decrease thereon.

(i) Suspense Account -- the Account maintained for each Participant to which is credited the portion of the Participant's Employer Matching Account and the Participant's Employer Profit Sharing Account which is not Vested in the Participant upon the occurrence of an Event of Maturity (pending reemployment or forfeiture pursuant to Section 6.2), together with any increase or decrease thereon.

1.1.2. Administrative Committee -- the person or committee appointed to make administrative decisions and rules, to communicate on behalf of the Employer and to take other actions specified in this Plan Statement and which is selected pursuant to Section 12.2.

1.1.3. Affiliate -- a business entity which is under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations prescribed by the Secretary of the Treasury under section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations prescribed by said Secretary under Section 414(o) of said Code. In addition to such required treatment, the Employer may, in its discretion, designate as an Affiliate any business entity which is not such a "common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with the Employer, subject to such nondiscriminatory limitations as the Employer may impose.

1.1.4. Annual Valuation Date -- unless indicated otherwise in the Adoption Agreement, the last day of the Employer's taxable year for federal income tax purposes.

1.1.5. Beneficiary -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Vested Total Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

1.1.6. Board of Directors -- the Board of Directors if the Employer is a corporation, any general partner if the Employer is a partnership, or the proprietor if the Employer is a sole proprietor. If the Employer is a corporation, the Board of Directors shall also mean and refer to any properly authorized Committee of the directors. If there is more than one Employer under this Plan, the Board of Directors shall be the Board of Directors of the Employer which is the Principal Employer of this Plan (as specified in Section 9.4).

1.1.7. Code - the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any references in the Plan Statement to a section of the Code, including applicable regulations, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

1.1.8. Disability -- a medically determinable physical or mental impairment which is of such a nature that it (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and (iii) is evidenced by a determination to this effect by a doctor of medicine approved by the Administrative Committee. The Administrative Committee shall determine the date on which the Disability shall have occurred if such determination is necessary. In lieu of such a certification, the Administrative Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires).

1.1.9. Distribution Date -- unless indicated otherwise in the Adoption Agreement, the Annual Valuation Date. Distribution Dates shall determine the frequency and timing of distributions from the Plan, including distributions after an Event of Maturity and hardship distributions pursuant to Section 7.

1.1.10. Effective Date -- the date set forth in the Adoption Agreement as of which this Plan Statement is effective; provided, however, certain provisions (as specified in Section 1.7 and other Sections in this Plan Statement) shall be applicable prior to that date for any Employer maintaining a Plan prior to the first day of the Plan Year beginning after December 31, 1988.

1.1.11. Eligibility Service -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to such of the following rules as are applicable under the Adoption Agreement:

(a) Computation Periods. The computation periods for determining the employee's Eligibility Service (and One-Year Breaks in Service as applied to the Participant's Eligibility Service) shall be (i) unless
         (ii) is indicated in the Adoption Agreement:

         (i) the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service plus all Plan Years beginning after the date the employee first performs an Hour of Service (irrespective of any termination of employment and subsequent reemployment), or

         (ii) the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service plus all twelve (12) consecutive month periods commencing on the annual anniversaries of such date

                  (irrespective of any termination of employment and subsequent reemployment).

                  An employee who is credited with 1,000 Hours of Service in both the initial eligibility period described in (i) above and the first Plan Year commencing prior to the end of such initial eligibility period shall be credited with two years of Eligibility Service.

(b) Completion. A year of Eligibility Service shall be deemed completed only as of the last day of the computation period (irrespective of the date in such period that the employee completed one thousand Hours of Service). (Fractional years of Eligibility Service shall not be credited.)

(c) Pre-Effective Date Service. Eligibility Service shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if the rules of this Plan Statement were then in effect.

(d) Pre-Effective Date Breaks in Service. Eligibility Service cancelled before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be cancelled on and after the Effective Date.

(e) Post Effective Date Breaks in Service. Subject to Section 1.1.11(d), if the employee has any break in service occurring before or after the Effective Date, the Participant's service both before and after such break in service shall be taken into account in computing the Participant's Eligibility Service for the purpose of determining the Participant's entitlement to become a Participant in this Plan.

1.1.12. Employee (Special Definitions) -- each individual who is, with respect to the Employer, or an Affiliate, or both, a Common Law Employee (including a Shareholder-Employee) or a Self-Employed Person (including an Owner-Employee) or a Leased Employee, which shall be further defined as follows:

(a) Common Law Employee -- an individual who performs services as an employee of the Employer or an Affiliate (including, without limiting the generality of the foregoing, a Shareholder-Employee) but who is not a Self-Employed Person with respect to the Employer.

(b) Shareholder-Employee -- an individual who owns, or is deemed with attribution to own within the meaning of section 318(a)(1) of the Code, more than five percent (5%) of the outstanding stock of the Employer on any one day of the taxable year of the Employer with respect to which the Plan is established; provided, however, that during any taxable year that the Employer is not an electing small business corporation (S corporation) there shall be no Shareholder-Employees. All Shareholder-Employees are Common Law Employees.

(c) Self-Employed Person-- an individual who owns either a capital interest or a profits interest in the Employer with respect to which the Plan is maintained at a time when such Employer is either a partnership or a proprietorship or an individual who has earned income from such Employer (or would have had earned income if the Employer had net profits). A proprietor shall be deemed to be an employee of a proprietorship which is the Employer (and the Participant's service with the Employer shall be deemed to be employment with the Employer) and each partner shall be deemed to be an employee of a partnership which is the Employer (and the Participant's service with the Employer shall be deemed to be employment with the Employer).

(d) Owner-Employee -- an individual who is a Self-Employed Person and who is either the proprietor of the Employer (when it is a proprietorship) or a partner owning more than ten percent (10%) either of the capital interests or profits interest of the Employer (when it is a partnership). All Owner-Employees are Self-Employed Persons.

(e) Leased Employees -- an individual (other than an employee) who, pursuant to an agreement with a leasing organization, has performed services for the Employer, or for the Employer and related persons (determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year and has performed services which are of a type historically performed by employees of the Employer or an Affiliate. For services performed prior to January 1, 1987, such an individual shall not be considered a Leased Employee (with respect to the Employer or an Affiliate) if such individual is covered by a money purchase pension plan which provides for: (i) a nonintegrated Employer contribution rate of at least seven and one-half percent (7-1/2%) of compensation; and (ii) immediate participation; and (iii) full and immediate vesting. For services performed after December 31, 1986, such an individual shall not be considered a Leased Employee (with respect to the Employer or an Affiliate) if such individual is covered by a money purchase pension plan which provides for: (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of "section 415 compensation" as defined in Appendix A to this Plan Statement, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the individual's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code; and (ii) immediate participation (except for those individuals whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than one thousand dollars); and (iii) full and immediate vesting; provided, however, that such an individual will be considered a Leased Employee (with respect to the Employer or an Affiliate) if Leased Employees constitute more than twenty percent (20%) of the recipient's non-highly compensated work force as determined in accordance with section 414(n)(5)(C)(ii) of the Code. An individual shall also be treated as a Leased Employee of the Employer or an Affiliate if, and to the extent that, such treatment is required by regulations prescribed by the Secretary of the Treasury under section 414(o) of the said Code. Contributions or benefits provided by the leasing organization to a Leased Employee which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

1.1.13. Employer -- the business entity which establishes a Plan by executing the Adoption Agreement and any business entity that adopts this Plan pursuant to
Section 9.4 and any successor thereof that adopts this Plan. If any such business entity adopts this Plan, the business entity that executed the Adoption Agreement (the "Principal Employer") retains the sole authority to amend the Adoption Agreement, terminate the Plan, act as Plan Administrator and take other actions as are described in Section 9.4. (A sole proprietor shall be treated as the Participant's own Employer. A partnership shall be treated as the Employer of each partner.)

1.1.14. Enrollment Date -- the dates (as indicated in the Adoption Agreement) which shall be either:

(a)      the first day of the Plan Year, or

(b) the first day of the Plan Year and the first day of the seventh calendar month of the Plan Year, or

(c) the first day of the Plan Year and the first day of the fourth, seventh and tenth calendar months of the Plan Year, or

(d) the first day of the Plan Year and the first day of the second through the twelfth calendar months of the Plan Year.

The Enrollment Date shall also include (i) the date upon which an individual who had previously met the age and service requirements of Section 2.1 but who was not then in Recognized Employment is transferred to Recognized Employment, (ii) the date upon which an individual who had previously been a Participant is reemployed in Recognized Employment, and (iii) such other dates as the Administrative Committee may by uniform, nondiscriminatory rules establish from time to time for the commencement of retirement savings under Section 2.5.

1.1.15. ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any references in the Plan Statement to a section of ERISA including applicable regulations shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

1.1.16. Event of Maturity -- any of the occurrences described in Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

1.1.17. Fund -- the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestments, earnings, profits and losses thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any investment Subfund established pursuant to Section 4.1.

1.1.18. Hours of Service -- a measure of an employee's service with the Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

(a) Paid Duty. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the employee for the computation period or periods in which the duties are performed.

(b) Paid Nonduty. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

         (i) no more than five hundred one (501) Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period),

         (ii) no Hours of Service shall be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws,

         (iii) no Hours of Service shall be credited on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee, and

         (iv) payments shall be deemed made by or due from the Employer or an Affiliate whether made directly or indirectly from a trust fund or an insurer to which the Employer or an Affiliate contributes or pays premiums.

         These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

(c) Back Pay. An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service credited under paragraph (a) or (b) shall not be credited under this paragraph (c). The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph. These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(d)      Unpaid Absences.

         (i) Leaves of Absence. If (and to the extent that) the Administrative Committee so provides in rules of nondiscriminatory application which are in writing and approved by the Administrative Committee before the date upon which they are effective, an assumed eight (8) hour day and forty (40) hour week shall be credited during each unpaid leave of absence authorized by the Employer or an Affiliate for Plan purposes under such rules; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

         (ii) Military Leaves. If an employee returns to employment with the Employer or an Affiliate within the time prescribed by law for the retention of veteran's reemployment rights, an assumed eight (8) hour day and forty (40) hour week shall be credited during service in the Armed Forces of the United States if the employee both entered such service and returned to employment with the Employer or an Affiliate from such service under circumstances entitling the Participant to reemployment rights granted veterans under federal law.

         (iii) Parenting Leaves. To the extent not otherwise credited and solely for the purpose of determining whether a One-Year Break in Service has occurred, Hours of Service shall be credited to an employee for any period of absence from work beginning after December 31, 1984, due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for the purpose of caring for such child for a period beginning immediately following such birth or placement. The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence. If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight (8) Hours of Service for each day of such absence. In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501)

                  Hours of Service. Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such Hours is necessary to prevent the employee from incurring a One-Year Break in Service in such computation period. If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One-Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period). These Hours of Service shall not be credited until the employee furnishes timely information which may reasonably be required by the Administrative Committee to establish that the absence from work is for a reason for which these Hours of Service may be credited.

(e) Special Rules. For periods prior to the Plan Year beginning in 1976, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R.ss. 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of Leased Employees, leased owners, leased managers, shared employees, shared Leased Employees and other similar classifications by the Employer or an Affiliate shall be taken into account as if such services were performed as a Common Law Employee of the Employer for the purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service.

(f) Equivalency for Exempt employees. Notwithstanding anything to the contrary in the foregoing, the Hours of Service for any employee for whom the Employer or an Affiliate is not otherwise required by state or federal "wage and hour" or other law to count hours worked shall be credited on the basis selected in the Adoption Agreement.

1.1.19. Integration Level -- a dollar amount which is equal to the maximum annual dollar amount of earnings in effect on the first day of the Plan Year which may be considered to be wages for the purposes of computing Social Security payroll taxes under section 3121(a)(1) of the Code, or if less, a dollar amount specified in the Adoption Agreement.

1.1.20. Investment Manager -- that person other than the Trustee appointed pursuant to Section 10.7 to manage all or a portion of the Fund or any Subfund.

1.1.21. Normal Retirement Age -- the date the Participant attains age sixty-five
(65).

1.1.22. One-Year Break in Service -- a Plan Year for which an employee is not credited with more than five hundred (500) Hours of Service. (A One-Year Break in Service shall be deemed to occur only on the last day of such Plan Year.)

1.1.23. Participant -- an employee of the Employer who becomes a Participant in this Plan in accordance with the provisions of Section 2 or any comparable provisions of the Prior Plan Statement. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the Participant's Suspense Account, if any, has been forfeited and disposed of as provided in Section 6.2).

1.1.24. Plan -- the tax-qualified profit sharing plan of the Employer established for the benefit of employees eligible to participate therein, as set forth in the Prior Plan Statement, if any, and this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the instruments or documents pursuant to which the Plan is maintained. Those instruments and documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") The Plan shall be referred to by the name indicated in the Adoption Agreement.

1.1.25. Plan Statement -- the Prototype Documents as completed and adopted by the Employer and pursuant to which this Plan is maintained on and after the Effective Date.

1.1.26. Plan Year-- the twelve (12) consecutive month period ending on any Annual Valuation Date.

1.1.27. Prior Plan Statement -- the written instrument or instruments or the series of written instruments under which this Plan was established and maintained from time to time prior to the Effective Date. (If this Plan was first established by the Employer's adoption of this Plan Statement, there will have been no Prior Plan Statement and all references thereto shall be disregarded.)

1.1.28. Prototype Documents -- the unexecuted form of the document entitled "Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1," including all Appendices thereto, and the unexecuted and uncompleted form of Adoption Agreement #01 used in connection with it.

1.1.29. Prototype Sponsor -- Dorsey & Whitney, a Minnesota partnership including professional corporations with principal offices in Minneapolis, Minnesota engaged in the practice of law (which has submitted the Regional Prototype Documents to the Chicago District Office of the Internal Revenue Service for a notification letter as to the acceptability of the form of the Regional Prototype Documents under the Code and has retained the right to amend as provided in Section 9).

1.1.30. Recognized Compensation -- an amount determined for a Participant for a Plan Year which is the Participant's "section 415 compensation" as defined in Appendix A to this Statement minus any amounts or classifications of Earned Income (as defined in Section 1.12.4 of Appendix A) or compensation excluded under the Adoption Agreement; subject, however, to the following:

(a) Excluded Items. In determining a Participant's Recognized Compensation there shall be excluded: (i) all expense reimbursements, moving expense payments and other similar payments, and (ii) all noncash remuneration, and (iii) third-party sick pay (including short and long term disability insurance benefits), and (iv) all deferred compensation (both when deferred and when received), and (v) income imputed from insurance coverages and premiums or employee discounts and other similar amounts, and (vi) the value of stock options and stock appreciation rights (whether or not exercised) and other similar amounts, and (vii) final payments on account of termination of employment (i.e., severance payments) and settlement for accrued but unused vacation and sick leave, and (viii) payment for vacation or sick leave accrued but not taken, and (ix) all foreign service allowances, station allowances, foreign tax equalization payments and other similar payments, and (x) similar emoluments consistent with the foregoing.

(b) Included Items. Recognized Compensation shall be determined before any reductions authorized by the Participant under a cafeteria plan under section 125 of the Code or any qualified cash or deferred arrangement under section 401(k) of the Code.

(c) Pre-Participation Employment. Remuneration paid by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall not be taken into account in determining the Participant's Recognized Compensation.

(d) Non-Recognized Employment. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Recognized Compensation.

(e) Attribution to Periods. A Participant's Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued.

(f) Excluded Periods. Amounts received after the Participant's termination of employment shall not be taken into account in determining a Participant's Recognized Compensation.

(g) Multiple Employers. If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.

(h) Annual Maximum. Effective for Plan Years beginning after December 31, 1988, a Participant's Recognized Compensation for a Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000). This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If a Plan determines Recognized Compensation on a period of time that contains fewer than 12 calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining a Participant's Recognized Compensation, the rules of section 414(q)(6) of the Code apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and lineal descendants of the Participant who have not attained age nineteen (19) years before the close of the Plan Year; provided, however, that the rule in this sentence shall not apply to the Seven Thousand Dollar ($7,000) limit specified in Section 2.5. If Participants are aggregated as such family members (and do not otherwise agree in writing), the Recognized Compensation of each family member shall equal Two Hundred Thousand Dollars ($200,000) (as so adjusted) multiplied by a fraction, the numerator of which is such family member's Recognized Compensation (before application of the $200,000 limit as adjusted) and the denominator of which is the total Recognized Compensation (before application of the $200,000 limit as adjusted) of all such family members.

1.1.31. Recognized Employment -- all employment with the Employer, excluding, however:

(a) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and employee representatives if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and Employer, unless such collective bargaining agreement provides for the inclusion of those employees in this Plan,

(b) employment by a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States unless such alien is formally designated by the Administrative Committee as eligible for participation in this Plan,

(c) employment in a division or facility of the Employer which is not in existence on the Effective Date (that is, was acquired, established, founded or produced by liquidation or similar discontinuation of a separate subsidiary after the Effective Date) unless and until the Administrative Committee shall declare such employment to be Recognized Employment,

(d) employment of a United States citizen outside the United States unless and until the Administrative Committee shall declare such employment to be Recognized Employment,

(e) services of a person not a Common Law Employee, a Shareholder-Employee, Self-Employed Person or Owner-Employee of the Employer including, without limiting the generality of the foregoing, services of a Leased Employee, leased owner, leased manager, shared employee, shared Leased Employee or other similar classification,

(f) employment of a highly compensated employee (as defined in section 414(q) of the Code) to the extent agreed to in writing by the employee, and

(g)      employment described as excluded in the Adoption Agreement.

For the purposes of (i), an organization will not be considered to consist of employee representatives if more than one-half (1/2) of its members are employees who are owners, officers or executives of the Employer.

1.1.32. Retirement Savings Agreement -- the agreement which may be entered into by a Participant as provided in Section 2.

1.1.33. Subfund -- a separate pool of assets of the Fund set aside for investment purposes under Section 4.

1.1.34. Trustee -- the Trustee originally named in the Adoption Agreement and its successor or successors in trust.

1.1.35. Valuation Date -- the Annual Valuation Date and each other date, if any, specified in the Adoption Agreement.

1.1.36. Vested -- nonforfeitable, i.e., a claim obtained by a Participant or the Participant's Beneficiary to that part of an immediate or deferred benefit hereunder which arises from the Participant's service, which is unconditional and which is legally enforceable against the Plan.

1.1.37. Vesting Service -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to such of the following rules as are applicable under the Adoption Agreement:

(a) Computation Periods. The computation periods for determining the employee's Vesting Service (and One-Year Breaks in Service as applied to the Participant's Vesting Service) shall be Plan Years.

(b) Completion. A year of Vesting Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service. (Fractional years of Vesting Service shall not be credited.)

(c) Pre-Effective Date Service. Vesting Service shall be credited for Hours of Service earned and computation periods completed prior to the Effective Date as if the rules of this Plan Statement were then in effect.

(d) Breaks in Service -- Before Effective Date. Vesting Service cancelled before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be cancelled on and after the Effective Date.

(e) Vesting in Pre-Break Accounts. If the employee has any break in service but does not have five (5) or more consecutive One-Year Breaks in Service, the Participant's service both before and after such break in service shall be taken into account in computing the Participant's Vesting Service for the purpose of determining the Vested percentage of that portion of the Participant's Employer Matching Account or Employer Profit Sharing Account derived from Employer contributions allocated with respect to the Participant's service before such break in service and separately accounted for under Section 5.1.4. If the employee has five (5) or more consecutive One-Year Breaks in Service, the Participant's service after such One-Year Breaks in Service shall not be counted as years of Vesting Service for the purpose of determining the Vested percentage of that portion of the Participant's Employer Matching Account or Employer Profit Sharing Account derived from Employer contributions allocated with respect to the Participant's service before such One-Year Breaks in Service and separately accounted for under Section 5.1.4.

(f) Vesting in Post-Break Accounts. Subject to Section 1.1.37(d), if the employee has any break in service occurring before or after the Effective Date, the Participant's service both before and after such break in service shall be taken into account in computing the Participant's Vesting Service for the purpose of determining the Vested percentage of that portion of the Participant's Employer Matching Account or Employer Profit Sharing Account derived from Employer Contributions allocated with respect to the Participant's service after such break in service and separately accounted for under Section 5.1.4.

1.2. Rules Of Interpretation. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a

Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this section. In the absence of a conviction of felonious and intentional killing, the Administrative Committee shall determine whether the killing was felonious and intentional for purposes of this section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This instrument has been drawn in conformity to the laws of the State of Minnesota and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of that State.

1.3. Establishment Of New Plan. If the Employer's execution of the Adoption Agreement is an establishment of a new Plan by the Employer, such approval and adoption is conditioned upon the qualification of the Plan under the pertinent provisions of the Code. If this Plan is found not to so qualify, the Employer may, at its election, amend the Adoption Agreement, terminate the Plan in its entirety, or both. If the denial of qualification was in response to an application for advance determination on the establishment of a new Plan which was made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted (or effective, if later), the Trustee may be directed by the Employer to return all contributions made under this Plan to the Employer, adjusted for their pro rata share of earnings and market gains or losses which accrued while they were held in the Fund. Such a return of the contribution shall not be made, however, unless the return is made within one (1) year after the date the initial qualification of the Plan is denied.

1.4. Amendment. If the Employer's execution of the Adoption Agreement is an amendment of a Prior Plan Statement, such execution shall not be considered to be a termination of one plan and the establishment of another but, on the contrary, shall be considered to be the express continuation of the Plan under new documents.

1.5. Automatic Exclusion From Prototype Plan. If an Employer adopting these Prototype Documents fails to obtain or fails to retain qualified status under sections 401(a) and 501(a) of the Code, such Employer shall immediately cease participation under these Prototype Documents and, when applicable, will be deemed to maintain its Plan under an individually designed successor retirement plan document.

1.6. Special Requirements.

1.6.1. Discriminatory Benefits. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business with respect to which this Plan is established and one or more other trades or businesses, this Plan and any plan established for such other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

1.6.2. Discriminatory Coverage. If this Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If an individual is covered as an Owner-Employee under the plans of two (2) or more trades or businesses which are not controlled and the individual controls a trade or business, the contributions or benefits for the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for the Owner-Employee under the most favorable plan of the trade or business which is not controlled.

1.6.3. Control Defined. For purposes of this Section 1.6, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

(a)      own the entire interest in an unincorporated trade or business, or

(b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

An Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

1.7. Transitional Rules. Notwithstanding the general effective date set forth in the Adoption Agreement, the following Sections of the Plan Statement are effective for the first Plan Year beginning on or after January 1, 1987, 2.5, 2.7, 3.4.2, 3.4.4, 3.10, 7.8, 7.9, 7.11, Appendix A, Appendix B, Appendix C
and Appendix D. Notwithstanding the general effective date set forth in the Adoption Agreement, Section 7.10 is effective for all loans made on or after the date the Adoption Agreement is executed. Loans made prior to the execution of the Adoption Agreement will be made in accordance with the provisions of the Prior Plan Statement.

                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

2.1. Initial Entry Into Plan. Each employee shall become a Participant on the first Enrollment Date coincident with or next following the date that such employee has both:

(a) satisfied the age requirement set forth in the Adoption Agreement, if any, and

(b) satisfied the service requirement set forth in the Adoption Agreement, if any,

if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which the employee is employed in Recognized Employment.

If this Plan Statement is adopted as an amendment of a Prior Plan Statement, each employee who immediately before the Effective Date was a Participant in the Plan and who continues in Recognized Employment on the Effective Date shall continue as a Participant in this Plan.

2.2. Special Rule For Former Participants. A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant as of the date of the Participant's return to Recognized Employment.

2.3. Enrollment. Each employee who is or will become a Participant as provided in Section 2.1 or Section 2.2 may enroll for retirement savings by completing a Retirement Savings Agreement and delivering it to the Administrative Committee at least fifteen (15) days (or some other time period specified by the Administrative Committee) prior to the Enrollment Date as of which the employee desires to make it effective. If an employee does not enroll when first eligible to do so, the Participant may enroll as of any subsequent Enrollment Date by completing a Retirement Savings Agreement and delivering it to the Administrative Committee at least fifteen (15) days (or some other time period specified by the Administrative Committee) prior to that Enrollment Date.

2.4. Waiver Of Enrollment Procedures. The Administrative Committee shall have the authority to adopt rules that modify and waive the enrollment procedures set forth in this Section 2 during the period beginning on the

Effective Date and ending twelve (12) months later, in order that an orderly first enrollment might be completed. This authority to modify and waive the enrollment procedures does not authorize the Administrative Committee to modify the minimum service, age or job classification requirements for participation in the Plan.

2.5. Retirement Savings Agreement. Subject to the following rules, the Retirement Savings Agreement which each Participant may execute shall provide for retirement savings through a reduction equal to not more or less than the percentage specified in the Adoption Agreement of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday. Such retirement savings made under this Plan, or any other qualified plan maintained by the Employer, however, shall not exceed Seven Thousand Dollars ($7,000) for that Participant's taxable year. Such Seven Thousand Dollar ($7,000) limit shall be adjusted for cost of living at the same time and in the same manner as under section 415(d) of the Code. In the case of a Participant who is a Self-Employed Person, the reduction in Recognized Compensation shall be determined by multiplying such Participant's Recognized Compensation (for the entire Plan Year) by the percentage elected by the Participant and multiplying the resulting amount by the fraction of the Plan Year that such election on the Retirement Savings Agreement is in effect. The Administrative Committee may, from time to time under uniform, nondiscriminatory rules, change the minimum and maximum allowable retirement savings (without amending the Adoption Agreement). The reductions in Recognized Compensation agreed to by the Participant shall be made by the Employer from the Participant's remuneration each payday on or after the effective date of the Retirement Savings Agreement for so long as the Retirement Savings Agreement remains in effect.

2.6. Modifications Of Retirement Savings Agreement. The Retirement Savings Agreement of a Participant may be modified as follows:

2.6.1. Increase. A Participant whose Retirement Savings Agreement does not provide for the full, allowable reduction may, upon giving fifteen (15) days' prior written notice to the Administrative Committee, amend the Participant's Retirement Savings Agreement to increase the amount of reduction as of the first payday on or after any subsequent Enrollment Date.

2.6.2. Decrease. A Participant whose Retirement Savings Agreement provides for more than the minimum allowable reduction may, upon giving fifteen (15) days' prior written notice to the Administrative Committee, amend the Participant's Retirement Savings Agreement to decrease the amount of reduction as of the first payday on or after any subsequent Enrollment Date.

2.6.3. Cancellation of Retirement Savings Agreement. A Participant who has a Retirement Savings Agreement in effect may, upon giving fifteen (15) days' prior written notice to the Administrative Committee, completely terminate the Retirement Savings Agreement beginning with the payroll period for the payday designated by the Participant. Thereafter, such Participant may, upon giving fifteen (15) days' prior written notice to the Administrative Committee, enter into a new Retirement Savings Agreement effective as of the first payday on or after any subsequent Enrollment Date if, on that Enrollment Date, the Participant is in Recognized Employment.

2.6.4. Termination Of Recognized Employment. The Retirement Savings Agreement of a Participant who ceases to be employed in Recognized Employment (and who thereby ceases to have Recognized Compensation) shall be terminated automatically as of the date the Participant ceased to be employed in Recognized Employment. If such Participant returns to Recognized Employment, the Participant may enter into a new Retirement Savings Agreement effective as of the first payday on or after any Enrollment Date following the Participant's return to Recognized Employment upon giving fifteen (15) days' prior written notice to the Administrative Committee.

2.6.5. Form Of Agreement. The Administrative Committee shall specify the form of the Retirement Savings Agreement, the form of any notices modifying the Retirement Savings Agreement and all procedures for the delivery and acceptance of forms and notices.

2.7. Section 401(k) Compliance.

2.7.1. Special Definitions. For purposes of this Section 2.7, the following special definitions shall apply:

(a) "Eligible employee" means an individual who was entitled to enter into a Retirement Savings Agreement for all or a part of the Plan Year (whether or not the individual did so).

(b) "Highly compensated eligible employees" means those eligible employees defined as highly compensated employees in Appendix D to this Plan Statement.

(c) "Deferral percentage" means the ratio (calculated separately for each eligible employee) of:

         (i) the total amount, for the Plan Year, of Employer contributions credited to the eligible employee's Retirement Savings Account (excluding Employer contributions to the Retirement Savings Account taken into account in determining the contribution percentage in Section 3.10, provided the 401(k) test in this
                  Section 2.7 is satisfied both with and without exclusion of such Employer contributions and including excess elective deferrals under Section 7.11.1) and if the Administrative Committee elects under such rules as the Secretary of the Treasury may prescribe, all or a portion of the amount, for the Plan Year of Employer contributions credited to the eligible employee's Employer Matching Account or Employer Profit Sharing Account, or both, to

         (ii) the eligible employee's compensation, as defined below, for such Plan Year.

         For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

(d) "Compensation" means compensation for services performed for the Employer defined as "ss. 415 compensation" in the Appendix A to this Plan Statement. The Administrative Committee may elect to include as compensation any amount which is contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of the eligible employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code. Notwithstanding the definition of "ss. 415 compensation" in the Appendix A to this Plan Statement: (i) compensation shall always be determined on a cash (and not on an accrual) basis, (ii) there shall not be included in compensation amounts received while the eligible employee is not a Participant until required under such rules as the Secretary of the Treasury may prescribe, and (iii) compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). Effective for Plan Years beginning after December 31, 1988, an eligible employee's compensation for a Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000), as adjusted under the Code for cost of living increases.

(e) "Average deferral percentage" means, for a specified group of eligible employees for the Plan Year, the average of the deferral percentages for all eligible employees in such group.

2.7.2. Special Rules. For purposes of this Section 2.7, the following special rules apply:

(a) Rounding. The deferral percentages of each eligible employee and average deferral percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

(b) Family Member. If a highly compensated eligible employee is subject to the family aggregation rules of section 414(q)(6) of the Code because such employee is either a five percent (5%) owner or one of the ten
         (10) most highly compensated employees (as defined in Appendix D), the combined deferral percentage for the family group (which is treated as one highly compensated eligible employee) shall be the greater of:

         (i) the deferral percentage determined by combining the amounts described in Section 2.7.1(c) and by combining the compensation described in Section 2.7.1(d) of all the eligible family members who are highly compensated eligible employees without regard to family aggregation, or

         (ii) the deferral percentage determined by combining the amounts described in Section 2.7.1(c) and by combining the compensation described in Section 2.7.1(d) of all family members who are eligible employees.

         With respect to any highly compensated employee, "family" shall mean the employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. The family members who are aggregated with respect to a highly compensated eligible employee shall be disregarded as separate, eligible employees in determining the average deferral percentage of highly compensated eligible employees and the average deferral percentage of all other eligible employees. Effective for Plan Years beginning after December 31, 1988, the Two Hundred Thousand Dollars ($200,000) limit specified in Section 2.7.1(d), as adjusted under the Code for cost of living increases, applies to the above deferral percentage determination except that for purposes of that limit, the term "family" shall include only the spouse of the eligible employee and lineal descendants of the eligible employee who have not attained age nineteen (19) years before the close of the Plan Year. If an eligible employee is required to be aggregated as a member of more than one family group in the Plan, all eligible employees who are members of those family groups that include that eligible employee are aggregated as one family group.

(c) Multiple Plans. In the case of a highly compensated eligible employee who participates in any other plan of the Employer to which Employer contributions are made on behalf of the highly compensated eligible employee pursuant to a salary reduction agreement, all such Employer contributions, and if used to determine the deferral percentage of eligible employees, Employer contributions credited to the eligible employee's Employer Matching Account or Employer Profit Sharing Account, or both, must be aggregated for purposes of determining the highly compensated eligible employee's deferral percentage. If this Plan satisfies the requirements of sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 2.7 shall be applied by determining the average deferral percentage of eligible employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

(d) Permissive Aggregation. To the extent permitted under the Code, the Committee may elect to aggregate the Plan with any other plan of the Employer for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

(e) Restructuring. To the extent permitted under the Code, the Committee may elect to restructure the Plan (and any other plan of the Employer with which the Plan may be aggregated under this Section) for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

2.7.3. The Tests. Notwithstanding the foregoing provisions, Retirement Savings Agreements in effect for each Plan Year shall be limited and modified under uniform and nondiscriminatory rules established by the Administrative Committee and by the rules hereinafter provided in order that all such Retirement Savings Agreements (in the aggregate) will satisfy at least one of the following two (2) tests for that Plan Year:

Test 1: The average deferral percentage for the group of highly compensated eligible employees is not more than the average deferral percentage of all other eligible employees multiplied by one and twenty-five hundredths (1.25).

Test 2: The excess of the average deferral percentage for the group of highly compensated eligible employees over that of all other eligible employees is not more than two (2) percentage points, and the average deferral percentage for the group of highly compensated eligible employees is not more than the average deferral percentage of all other eligible employees multiplied by two (2).

2.7.4. Remedial Action. If the Administrative Committee determines that neither of the tests will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the following actions may be taken so that one of the tests will be satisfied for such Plan Year:

(a) The highly compensated eligible employees who have the highest enrollment percentage under Section 2.5 shall be deemed for all purposes of the Plan to have elected for that Plan Year a lower enrollment percentage (and the amounts credited pursuant to Section 3.2, and the applicable amount, if any, credited pursuant to Section 3.3, shall be reduced accordingly).

(b) If neither of the tests is satisfied after such adjustment, the enrollment percentage under Section 2.5 of the highly compensated eligible employees who then have the highest enrollment percentage (including any reduced under (a) above) shall be reduced to a lower enrollment percentage (and the amounts credited pursuant to Section 3.2 and the applicable amount, if any, credited pursuant to Section 3.3 shall be reduced accordingly).

(c) If neither of the tests is satisfied after such adjustment, this method of adjustment shall be repeated one or more additional times until one of the tests is satisfied.

The Administrative Committee shall prescribe rules concerning such adjustments, including the frequency of applying the tests and the commencement and termination dates for any adjustments. The Administrative Committee shall maintain records to demonstrate compliance with one of the two (2) tests described in Section 2.7.3, including the extent to which Employer matching contributions and Employer profit sharing contributions are used in determining the deferral percentage. The determination and treatment of the deferral percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. Any amounts required to be distributed as provided above which are distributed more than 2-1/2 months after the close of the Plan Year being tested, will result in a ten percent (10%) penalty tax on the Employer as provided in section 4979 of the Code.

                                    SECTION 3

                      CONTRIBUTIONS AND ALLOCATION THEREOF

3.1. Employer Contributions -- General.

3.1.1. Source Of Employer Contributions. All Employer contributions to the Plan may be made without regard to profits.

3.1.2. Limitation. The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax-qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified profit sharing plan under section 404 of the Code. Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

3.1.3. Form of Payment. The appropriate contribution of the Employer to the Plan, determined as herein provided, shall be paid to the Trustee in cash.

3.2. Retirement Savings Contributions.

3.2.1. Amount. Within the time required by regulations of the United States Department of Labor, the Employer shall contribute to the Trustee for deposit in the Fund the reduction in Recognized Compensation which was agreed to by each Participant pursuant to a Retirement Savings Agreement.

3.2.2. Allocation. The portion of this contribution made with respect to each Participant shall be credited to that Participant's Retirement Savings Account as of the Valuation Date coincident with or immediately following the last day of the calendar month for which the contribution is made.

3.3. Required Matching Contributions.

3.3.1. Amount. The Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Employer Matching Account such amounts, if any, as are required pursuant to the Adoption Agreement as Employer contributions to match each Participant's reduction in Recognized Compensation which was agreed to by the Participant pursuant to a Retirement Savings Agreement; provided, however, that a reduction in Recognized Compensation above a percentage of a Participant's Recognized Compensation specified in the Adoption Agreement shall not be used in allocating such contribution. Such contributions shall be made only for Participants who are eligible Participants within the meaning of Section 3.5. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

3.3.2. Allocation. The Employer required matching contribution (including forfeited Suspense Accounts, if any, to be reallocated as of the date of the contribution) which is made with respect to a Participant shall be credited to that Participant's Employer Matching Account as of the Annual Valuation Date in the Plan Year for which such contribution is made or, if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

3.4. Discretionary Employer Contributions.

3.4.1. General. If the Adoption Agreement so provides, the Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

The Employer's discretionary contribution for a Plan Year, including forfeited Suspense Accounts, if any, to be included with that contribution or reallocated as of the Annual Valuation Date of such Plan Year shall be allocated in the following order.

3.4.2. Section 401(k) Curative Allocation. If, for any Plan Year, neither of the section 401(k) tests set forth in Section 2 has been satisfied and a distribution of "excess contributions" has not been made pursuant to Section 7, then all or a portion of the Employer's discretionary contribution for that Plan Year shall be allocated to meet one of such tests. Forfeited Suspense Accounts, however, will not be included in this allocation. Only those Participants who were not "highly compensated eligible employees" (as defined in Section 2.7) for that Plan Year and for whom some contribution was made pursuant to Section 3.2 for such Plan Year shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation (as defined in Section 2) and then, in ascending order of compensation (as defined in Section
2), to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the 401(k) tests set forth in Section 2.7 for the Plan Year; provided, however, that in no case shall amounts be so allocated to cause a Participant's deferral percentage (as defined in Section 2) to exceed twenty percent (20%). The Employer discretionary contribution so allocated to a Participant shall be credited to that Participant's Retirement Savings Account as of the Annual Valuation Date in the Plan Year for which this Employer discretionary contribution is made, or if earlier, the

Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

3.4.3. Discretionary Matching Contributions. If the Adoption Agreement so provides, any portion of the Employer's discretionary contribution not allocated under Section 3.4.2 shall be allocated to the Employer Matching Accounts of eligible Participants under Section 3.5; provided, however, that the Employer's discretionary contribution to be so allocated shall be reduced by any amounts necessary to make the section 401(m) curative allocation described in Section
3.4.4. The Employer's discretionary matching contribution, if any, for a Plan Year shall be allocated to the Employer Matching Account of eligible Participants under either the formula set forth in Section 3.4.3(a) or Section 3.4.3(b) as indicated in the Adoption Agreement.

(a) Straight Percent Matching Allocation. If the discretionary matching contribution is adopted as a straight percent contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Matching Accounts of eligible Participants to match a percentage, determined by the Employer, of each eligible Participant's reduction in Recognized Compensation which was agreed to by the Participant pursuant to a Retirement Savings Agreement; provided, however, that a reduction in Recognized Compensation above a percentage of a Participant's Recognized Compensation specified in the Adoption Agreement shall not be used in allocating such contribution.

(b) Collectively Bargained Matching Allocation. If the discretionary matching contribution is adopted as a collectively bargained contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Matching Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants.

The amount so allocated to an eligible Participant pursuant to this Section 3.4.3, shall be credited to such Participant's Employer Matching Account as of the Annual Valuation Date in the Plan Year for which such contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

3.4.4. Section 401(m) Curative Allocation. If, for any Plan Year, neither of the section 401(m) tests set forth in Section 3 has been satisfied and a distribution of "excess aggregate contributions" has not been made pursuant to
Section 7, then any remaining portion of the Employer discretionary contribution for that Plan Year which has not been allocated under Section

3.4.2 above shall be allocated to meet one of such tests. Forfeited Suspense Accounts, however, will not be included in this allocation. Only those Participants who were not "highly compensated eligible employees" (as defined in Section 3) for that Plan Year and who were eligible to receive an Employer matching contribution pursuant to Section 3.3 or Section 3.4.3 shall share in such allocation. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the section 401(m) tests set forth in Section 3 for the Plan Year and shall be allocated to all such eligible Participants. The Employer discretionary contribution so allocated to a Participant shall be credited to that Participant's Employer Matching Account as of the Annual Valuation Date in the Plan Year for which this Employer discretionary contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

3.4.5. Discretionary Profit Sharing Contributions. If the Adoption Agreement so provides, any portion of the Employer's discretionary contribution not allocated under Section 3.4.2, Section 3.4.3 and Section 3.4.4 shall be allocated to the Employer Profit Sharing Accounts of eligible Participants under Section 3.5. The discretionary contribution for a Plan Year including forfeited Suspense Accounts, if any, to be reallocated as of the Annual Valuation Date in such Plan Year, shall be allocated to the Employer Profit Sharing Accounts of eligible Participants under the formula set forth in Section 3.4.5(a), Section 3.4.5(b) or Section 3.4.5(c) as indicated in the Adoption Agreement.

(a) Straight Percent of Pay Profit Sharing Allocation. If the discretionary profit sharing contribution is adopted as a non-integrated straight percent of pay profit sharing contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants.

(b) Integrated Profit Sharing Allocation. If the discretionary profit sharing contribution is adopted as an integrated profit sharing contribution, the contribution, if any, made by the Employer for a given Plan Year shall be determined and allocated under the following rules:

         (i) Base Contribution Percentage. Subject to the rules in Section 3.4.5(b)(iii), the Employer shall determine a uniform base contribution percentage for the Plan

                  Year and shall contribute to each eligible Participant's Employer Profit Sharing Account an amount equal to that base contribution percentage multiplied by each such eligible Participant's Recognized Compensation up to the Integration Level (as defined in the Adoption Agreement) for that Plan Year.

         (ii)     Excess Contribution Percentage. Subject to the rules in
                  Section 3.4.5(b)(iii), the Employer shall determine a uniform excess contribution percentage for the Plan Year and shall contribute to each eligible Participant's Employer Profit Sharing Account an amount equal to that excess contribution percentage multiplied by each such eligible Participant's Recognized Compensation in excess of the Integration Level (as defined in the Adoption Agreement) for that Plan Year.

         (iii) Rules. The uniform base contribution percentage and the uniform excess contribution percentage for a Plan Year shall be determined as follows:

                  o Two Times Rule. If the base contribution percentage is equal to or less than the integration rate (as determined in footnote 13 to the Adoption Agreement), the excess contribution percentage shall be the product of the base contribution percentage multiplied by two (2).

                  o Integration Limitation. If the base contribution percentage is greater than the integration rate (as determined in footnote 13 to the Adoption Agreement), the excess contribution percentage shall be equal to the sum of the base contribution percentage plus the integration rate.

(c) Collectively Bargained Profit Sharing Allocation. If the discretionary profit sharing contribution is adopted as a collectively bargained profit sharing contribution, the contribution, if any, made by the Employer for a given Plan Year shall be allocated to the Employer Profit Sharing Accounts of eligible Participants pursuant to a collective bargaining agreement covering said Participants or pursuant to the federal Davis Bacon Act or similar federal, state or local prevailing wage legislation.

The Employer discretionary contribution so allocated to a Participant shall be credited to such Participant's Employer Profit Sharing Account as of the Annual Valuation Date in the Plan Year for which such contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee

3.5. Eligible Participants. A Participant shall be considered eligible to share in the allocation of Employer matching or discretionary contributions for a Plan Year pursuant to Section 3.3, Section 3.4.3 and Section 3.4.5, if any, and forfeited Suspense Accounts to be reallocated with such contributions as of the Annual Valuation Date in such Plan Year, if any, only if such Participant satisfies all of the following requirements:

(a) Participant. The Participant was a Participant at some time during the Plan Year.

(b)      Compensation. The Participant has Recognized Compensation for such Plan
         Year.

(c) Last Day Rule. If the Adoption Agreement so provides, the Participant was an employee on the last day of the Plan Year (including, for this purpose, individuals temporarily absent due to illness, vacation or layoff and individuals inducted into the Armed Forces of the United States during such Plan Year) or the Participant died, became Disabled or retired at or after the Participant's Normal Retirement Age during such Plan Year.

(d) 1,000 Hour Rule. If the Adoption Agreement so provides, the Participant has one thousand (1,000) or more Hours of Service in the Plan Year, or the Participant died, became Disabled or retired at or after the Participant's Normal Retirement Age during such Plan Year.

No other Participant shall be considered an eligible Participant for such Plan Year.

3.6. Make-Up Contributions For Omitted Participants. If, after the Employer's annual contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution, received no allocation or received an allocation which was less than the Participant should have received, the Employer may, at its election, and in lieu of reallocating such contribution, make a special make-up contribution for the Account of such Participant in an amount adequate to provide for the Participant the same addition to the Participant's Account for such Plan Year as the Participant should have received.

3.7. Rollover Contributions.

3.7.1. Eligible Contributions. To the extent the Adoption Agreement permits it, employees in Recognized Employment may contribute to this Plan, within such time and in such form and manner as may be prescribed by the Administrative Committee in accordance with those provisions of federal law relating to rollover contributions, property (or the cash proceeds thereof) received by them in qualifying distributions from certain types of qualified plans or trusts, employee annuities, and so-called "rollover" individual retirement accounts or annuities. The provisions of this Section shall be subject to such nondiscriminatory conditions and limitations as the Administrative Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of the Plan.

3.7.2. Specific Review. The Administrative Committee shall have the right to reject or return any such rollover contribution if, in its opinion, the acceptance thereof might jeopardize the tax-qualified status of the Plan or unduly complicate its administration, but the acceptance of any such rollover contribution shall not be regarded as an opinion or guarantee on the part of the Employer, the Trustee, the Administrative Committee or the Plan as to the tax consequences which may result to the contributing employee thereby.

3.7.3. Allocation. All rollover contributions made by an employee to this Plan shall be allocated to a Rollover Account established for such employee. The amount so allocated to an employee shall be credited to the employee's Rollover Account as of the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee. If the Adoption Agreement permits rollover contributions by employees in Recognized Employment who are not yet Participants, any such employee making a rollover contribution shall be considered a Participant solely with respect to the Participant's Rollover Account (until the Participant becomes a Participant pursuant to Section 2).

3.8. Nondeductible Voluntary Contributions.

Nondeductible voluntary contributions shall not be accepted by the Plan. If nondeductible voluntary contributions were accepted under the Prior Plan Statement, such contributions will be held in the Voluntary Account and shall continue to share in any trust earnings or losses and be distributed in accordance with the provisions of Section 7. Nondeductible voluntary contributions accepted under the Prior Plan Statement for Plan Years beginning after December 31, 1986, and prior to Plan Years beginning after the effective date of this Plan Statement shall be limited so as to comply with the nondiscrimination test of section 401(m) of the Code.

3.9. Deductible Voluntary Contributions. Effective January 1, 1987, the Plan shall not accept deductible voluntary contributions for a taxable year of the Participant beginning after December 31, 1986. If deductible voluntary contributions were accepted under the Prior Plan Statement prior to January 1, 1987, such contributions will be held in the Deductible Voluntary Account and shall continue to share in any trust earnings or losses and be distributed in accordance with the provisions of Section 7.

3.10. Section 401(m) Compliance.

3.10.1. Special Definitions. For purposes of this Section 3.10, the following special definitions shall apply:

(a) "Eligible employee" means an individual who was entitled to enter into a Retirement Savings Agreement for all or a part of the Plan Year (whether or not the individual does so).

(b) "Highly compensated eligible employees" means those eligible employees defined as highly compensated employees in Appendix D to this Plan Statement.

(c) "Contribution percentage" means, the ratio (calculated separately for each eligible employee) of:

         (i) the total amount, for the Plan Year, of Employer matching contributions (and forfeitures, if any) credited to the eligible employee's Employer Matching Account (but if the Administrative Committee elects to include the Employer matching contributions in the section 401(k) test in Section 2, the Administrative Committee may elect, under such rules as the Secretary of the Treasury may prescribe, to not include the Employer matching contributions in this section 401(m) test, and if the Administrative Committee elects, under such rules as the Secretary of the Treasury may prescribe, all or a portion of the amount, for the Plan Year, of Employer contributions credited to the eligible employee's Retirement Savings Account or Employer Profit Sharing Account, or both, to

         (ii) the eligible employee's compensation, as defined below, for such Plan Year.

         For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

(d) "Compensation" means compensation for services performed for the Employer defined as "section 415 compensation" in the Appendix A to this Plan Statement. The Administrative Committee may elect to include as compensation any amount which is contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of an eligible employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code. Notwithstanding the definition of "section 415 compensation" in the Appendix A to this Plan Statement:
         (i) compensation shall always be determined on a cash (and not on an accrual) basis, (ii) there shall not be included in compensation amounts received while the eligible employee is not a Participant until required under such rules as the Secretary of the Treasury may prescribe, and (iii) compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). Effective for Plan Years beginning after December 31, 1988, an eligible employee's compensation for a Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000), as adjusted under the Code for cost of living increases.

(e) "Average contribution percentage" means, for a specified group of eligible employees for the Plan Year, the average of the contribution percentage for all eligible employees in such group.

3.10.2. Special Rules. For purposes of this Section 3.10, the following special rules apply:

(a) Rounding. The contribution percentages and average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent of the eligible employee's compensation.

(b) Family Member. If a highly compensated eligible employee is subject to the family aggregation rules of section 414(q)(6) of the Code because such employee is either a five percent (5%) owner or one of the ten
         (10) most highly compensated employees (as defined in Appendix D), the combined contribution percentage for the family group (which is treated as one highly compensated eligible employee) shall be the greater of:

         (i) the contribution percentage determined by combining the amounts described in Section 3.10.1(c) and by combining the compensation described in Section 3.10.1(d) of all family members who are highly compensated eligible employees without regard to family aggregation, or

         (ii) the contribution percentage determined by combining the amount described in Section 3.10.1(c) and by combining the compensation described in Section 3.10.1(d) of all family members who are eligible employees.

         With respect to any highly compensated eligible employee, "family" shall mean the employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. The family members who are aggregated with respect to a highly compensated eligible employee shall be disregarded as separate eligible employees in determining the average contribution percentage of highly compensated eligible employees and the average contribution percentage of all other employees. Effective for Plan Years beginning after December 31, 1988, the Two Hundred Thousand Dollar ($200,000) limit specified in Section 3.10.1(d), as adjusted under the Code for cost of living increases, applies to the above contribution percentage determination except that for purposes of that limit, the term "family" shall include only the spouse of the Participant and lineal descendants of the Participant who have not attained age nineteen (19) years before the close of that Plan Year. If an eligible employee is required to be aggregated as a member of more than one family group in the Plan, all eligible employees who are members of those family groups that include that eligible employee are aggregated as one family group.

(c) Multiple Plans. In the case of a highly compensated eligible employee who participates in any other plan of the Employer to which Employer matching contributions are made on behalf of the highly compensated eligible employee, all such Employer matching contributions, and if used to determine the contribution percentage of eligible employees, Employer contributions made pursuant to a salary reduction agreement or Employer contributions credited to the eligible employee's Employer Profit Sharing Account, or both, must be aggregated for purposes of determining the highly compensated eligible employee's contribution percentage. In the event that this Plan satisfies the requirements of section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.10 shall be applied by determining the contribution percentage of eligible employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans must be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year.

(d) Permissive Aggregation. To the extent permitted under the Code, the Administrative Committee may elect to aggregate the Plan with any other plan of the Employer for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

(e) Restructuring. To the extent permitted under the Code, the Administrative Committee may elect to restructure the Plan (and any other plan of the Employer with which the Plan may be aggregated under this Section) for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

3.10.3. The Tests. Notwithstanding the foregoing provisions, Employer matching contributions made for each Plan Year shall be limited and modified under rules established by the Administrative Committee and by the rules hereinafter provided in order that one of the following two (2) tests is satisfied for that Plan Year:

Test 1: The average contribution percentage for the group of highly compensated eligible employees is not more than the average contribution percentage of all other eligible employees multiplied by one and twenty-five hundredths (1.25).

Test 2: The excess of the average contribution percentage for the group of highly compensated eligible employees over that of all other eligible employees is not more than two (2) percentage points, and the average contribution percentage for the group of highly compensated eligible employees is not more than the average contribution percentage of all other eligible employees multiplied by two (2).

Effective for Plan Years beginning after December 31, 1988, and to the extent prescribed under regulations issued by the Secretary of the Treasury, for an Plan Year in which Test 2 is satisfied for the purposes of the section 401(k) test in Section 2, this Plan must satisfy Test 1 for the purposes of the section 401(m) test in this Section 3, or the sum of the actual deferral percentage and the average contribution percentage of the highly compensated employees does not exceed the "aggregate limit" defined below. This additional test is not necessary if neither the actual deferral percentage nor the average contribution percentage of the highly compensated employees exceeds 1.25 multiplied by the actual deferral percentage and average contribution percentage, respectively, of the non-highly compensated employees. "Aggregate limit" shall mean the sum of
(i) 125 percent of the greater of the actual deferral percentage or the average contribution percentage of non-highly compensated employees for the Plan Year, and (ii) the lesser of 200% of or two plus the lesser of such actual deferral percentage or average contribution percentage.

3.10.4. Remedial Action. If the Administrative Committee determines that neither of the tests will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the following actions may be taken so that one of the tests will be satisfied for such Plan Year:

(a) The Employer matching contributions for the highly compensated eligible employees who have the highest contribution percentage shall be reduced to the extent necessary to reduce their contribution percentage to the next lower percentage.

(b) If neither of the tests is satisfied after such adjustment, the Employer matching contributions for the highly compensated eligible employees who then have the highest contribution percentage (including those reduced under (a) above) shall be reduced to the extent necessary to reduce their contribution percentage to the next lower percentage.

(c) If neither of the tests is satisfied after such adjustment, this method of adjustment shall be repeated one or more additional times until one of the tests is satisfied.

The Administrative Committee shall prescribe rules concerning such adjustments, including the frequency of applying the tests and the commencement and termination dates for any adjustments. The Administrative Committee shall maintain records to demonstrate compliance with one of the two (2) tests described in Section 3.10.3, including the extent to which other Employer contributions are used in determining the contribution percentage. The determination and treatment of the contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. Any amounts required to be distributed as provided above which are distributed more than 2-1/2 months after the close of the Plan Year being tested, will result in a ten percent (10%) penalty tax on the Employer.

3.11. Limitation On Allocations. In no event shall any amount be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in the Appendix A to this Plan Statement.

3.12. Effect Of Disallowance Of Deduction Or Mistake Of Fact. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Code. If the deduction for federal income tax purposes under section 404 of the Code should be disallowed, in whole or in part, for any Employer contribution to this Plan for any year, or if any Employer contribution to this Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Employer shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                    SECTION 4

                      INVESTMENT AND ADJUSTMENT OF ACCOUNTS

4.1. Establishment Of Subfunds.

4.1.1. Establishing Commingled Subfunds. The Administrative Committee may (but is not required to) direct the Trustee in writing to divide the Fund into two
(2) or more investment Subfunds, which shall serve as vehicles for the investment of Participants' Accounts and which shall be managed either by the Trustee or by one or more Investment Managers, as the Administrative Committee shall determine. The Administrative Committee shall determine the general investment characteristics and objectives of each investment Subfund. The Trustee or Investment Manager, as the case may be, shall have complete investment discretion over each investment Subfund assigned to it, subject only to the general investment characteristics and objectives established for the particular investment Subfund.

4.1.2. Individual Subfunds. The Administrative Committee may (but is not required to) direct the Trustee in writing to establish investment Subfunds that consist solely of all or a part of the assets of a single Participant's Total Account, which assets the Participant controls by investment directives to the Trustee and which may not be commingled with the assets of any other Participant's Accounts. If any Participant is permitted to direct the Trustee with regard to the investment of the Participant's individual investment Subfund, then all Participants shall be permitted to direct the Trustee with respect to their individual investment Subfunds. In no event, however, shall the Participant be allowed to direct the investment of assets in such individual investment Subfund in any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other similar tangible personal property if the investment in such property shall have been prohibited by the Secretary of the Treasury.

Notwithstanding anything apparently to the contrary in Section 10.6, each Participant and each Beneficiary for whom an individually directed Subfund is maintained shall be responsible for the exercise of any voting or similar rights which exist with respect to assets in such individually directed Subfund. The Trustee shall cooperate with Participants and Beneficiaries to permit them to exercise such rights. The Trustee shall not independently exercise such rights. Any Beneficiary of a deceased Participant with an individually directed Subfund shall have the responsibility to direct investments for such Subfund until the Beneficiary directs the Trustee otherwise in writing.

4.1.3. Operational Rules. In accordance with uniform rules, the Administrative Committee shall determine the circumstances under which a particular investment Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular investment Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account.

4.1.4. Revising Subfunds. The Administrative Committee shall have the power, from time to time, to dissolve investment Subfunds, to direct that additional investment Subfunds be established, to change Investment Managers for any one or more of the investment Subfunds, and, under uniform rules, to withdraw or limit participation in a particular investment Subfund. In connection with the power to commingle reserved to the Trustee under Section 10.6, the Administrative Committee shall also have the power to direct the Trustee to consolidate any separate investment Subfunds hereunder with any other separate investment Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any corporation affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

4.2. Valuation And Adjustment Of Accounts. The Trustee shall value each investment Subfund as of each Valuation Date (which for purposes of this Section 4.2, shall include any Distribution Date which a distribution is to be made pursuant to Section 7), which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising such investment Subfund (including income accumulations therein). In making such valuations the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over the particular investment Subfund.

Unless the Administrative Committee adopts other accounting rules as of each Valuation Date (the "current Valuation Date"), the value of each Account or portion of an Account invested in a particular investment Subfund, including Suspense Accounts, determined as of the last preceding Valuation Date (the "initial Account value") shall be increased (or decreased) by the following adjustments made in the following sequence:

4.2.1. Intermediate Distributions Adjustment. The initial Account value shall be adjusted by the total amount:

(a) distributed in fact to (or with respect to) the Participant from such Account, and

(b) loaned to the Participant, whether the loan was made before or after the date on which the initial Account value is determined, and

(c) transferred from such Account to another Account of that Participant (or any other Participant) within this Plan (including amounts transferred to other investment Subfunds) or to the trustee of another plan pursuant to an arrangement contemplated under Section 9.3, and

(d) transferred into such Account from another Account of that Participant (or any other Participant) within this Plan (including amounts transferred from other investment Subfunds), or from the trustee of another plan pursuant to an arrangement contemplated under Section 9.3, and

(e) paid as expenses incurred by the Plan which were charged specifically against that Account (as distinguished from being a general charge against the assets of the Fund),

as of a date subsequent to the last preceding Valuation Date but prior to the current Valuation Date.

4.2.2. Investment Adjustment. The initial Account value (as adjusted above) shall be increased (or decreased) for its proportionate share of all the:

(a)      realized and unrealized gains and losses on the assets of the Fund, and

(b)      income earned by the Fund, and

(c) expenses incurred by the Plan and paid generally from the Fund (rather than charged specifically against a particular Account),

as of a date subsequent to the last preceding Valuation Date but not later than the current Valuation Date.

Contributions made in advance of the Valuation Date as of which they are allocated to Participants' Accounts shall be held separately by the Trustee, and the gains, losses and income on such contributions until such contributions are allocated to Participants' Accounts, shall be treated as general earnings of the Fund and allocated pursuant to this Section 4.2.

4.2.3. Contribution Adjustment. The initial Account value (as adjusted above) shall be increased by the total amount allocated to such Account under Section 3 as of a date subsequent to the immediately preceding Valuation Date but not later than the current Valuation Date.

4.2.4. Final Distributions Adjustment. The initial Account value (as adjusted above) shall be adjusted by the total amount:

(a) distributed in fact to (or with respect to) the Participant from such Account, and

(b) transferred from such Account to another Account of that Participant (or any other Participant) within this Plan (including amounts transferred to other investment Subfunds), or to the trustee of another plan pursuant to an arrangement contemplated under Section 9.3, and

(c) paid as expenses incurred by the Plan which were charged specifically against that Account (as distinguished from being a general charge against the assets of the Fund),

as of the current Valuation Date.

4.3. Management And Investment Of Fund. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under the Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of an Employer, Participant, Beneficiary or Investment Manager, and subject to the directions of the Administrative Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund in its custody and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of the Plan Statement.

                                    SECTION 5

                                     VESTING

5.1. Employer Matching Account And Employer Profit Sharing Account.

5.1.1. Progressive Vesting. The Employer Matching Account and Employer Profit Sharing Account of each Participant shall become Vested in the Participant in accordance with the schedule set forth in the Adoption Agreement; provided, however, that the Vested percentage of a Participant's Employer Matching Account and Employer Profit Sharing Account determined as of the Effective Date (or the date of the execution of the Adoption Agreement by the Employer, if later) shall be not less than such Vested percentage computed under the Prior Plan Statement, if any, as of that date.

5.1.2. Full Vesting. Notwithstanding the foregoing, the entire Employer Matching Account and Employer Profit Sharing Account of each Participant shall be fully Vested in the Participant upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

(a)      the Participant's death,

(b) the Participant's attainment of the Participant's Normal Retirement Age (or any earlier age specified in the Adoption Agreement for full Vesting),

(c)      the occurrence of the Participant's Disability,

(d) a partial termination of the Plan which is effective as to the Participant, or

(e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

In addition, a Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be so fully Vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described in Section 6.2.1.

5.1.3. Special Rule For Partial Distributions. If a distribution is made of less than the entire Employer Matching Account or Employer Profit Sharing Account of a Participant who is not then fully (100%) Vested, then until the Participant becomes fully Vested in the Participant's Employer Matching Account or Employer Profit Sharing Account or until the Participant incurs five

(5) or more consecutive One-Year Breaks in Service, whichever first occurs, (i) a separate account shall be established for the portion of the Employer Matching Account or Employer Profit Sharing Account not so distributed and (ii) the Participant's Vested interest in such account at any relevant time shall not be less than an amount ("X") determined by the formula: X = P[B + (R x D)] - (R x
D). For the purpose of applying the formula, "P" is the Vested percentage at the relevant time (determined pursuant to Section 5); "B" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the Employer Matching Account or Employer Profit Sharing Account balance immediately after distribution.

5.1.4. Effect Of Break On Vesting. If a Participant who is not fully (100%) Vested incurs five (5) or more consecutive One-Year Breaks in Service, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant's undistributed Employer Matching Account or Employer Profit Sharing Account, if any, attributable to Employer contributions allocated as of a date before such five (5) consecutive One-Year Breaks in Service, and in which the Participant has a fully (100%) Vested interest by reason of such prior service and the Participant's new Employer Matching Account or Employer Profit Sharing Account shall be separately maintained for vesting purposes until the Participant is fully (100%) Vested in each such Account under the rules of Section 1.1.37 and this Section 5.

5.1.5. Pre-Effective Date Vesting. For any person who does not perform one (1) Hour of Service on or after the Effective Date of the Adoption Agreement, the Vesting provisions of the Prior Plan Statement shall continue to apply.

5.2. Optional Vesting Schedule.

5.2.1. Election. If an amendment of the Plan's vesting schedule should be adopted or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested percentage, a qualifying Participant may elect to have the Vested portion of the Participant's Employer Matching Account or Employer Profit Sharing Account determined under the vesting schedule as it existed immediately before the adoption of such amendment. (In no event shall an amendment of the Plan's vesting schedule reduce a Participant's Vested percentage as of the date such amendment is adopted or, if later, the date such amendment is effective.)

5.2.2. Qualifying Participant. A Participant in the Plan qualifies for the election described in this Section 5.2 only if, as of the expiration of the period described in Section 5.2.3, the Participant has five (5) or more years of Vesting Service; provided, however, effective for Plan Years beginning after December 31, 1988, a Participant who has one (1) or more Hours of Service in any Plan

Year beginning after December 31, 1988, qualifies for the election described in this Section 5.2, only if, as of the expiration of the period described in
Section 5.2.3, the Participant has three (3) or more years of Vesting Service.

5.2.3. Procedure For Election. The election described in Section 5.2.1 shall be effective only if it is executed in writing upon forms to be prepared by the Administrative Committee and delivered to the Administrative Committee after the date upon which the amendment is formally adopted and before the latest of:

(a)      the date sixty (60) days after such formal adoption,

(b) the date sixty (60) days after the date such amendment becomes effective, or

(c) the date sixty (60) days after the date the Participant is issued written notice of the adoption of the amendment.

5.2.4. Conclusive Election. Failure to file an election will be deemed an irrevocable waiver of the election. An election filed in accordance with this provision will be irrevocable from the date it is filed.

5.3. Other Accounts. The Retirement Savings Account, Rollover Account, Nondeductible Voluntary Account, Deductible Voluntary Account, and Transfer Account of each Participant shall be fully (100%) Vested in the Participant at all times. Each Account will be credited with applicable contributions, forfeitures, earnings and losses as provided in Section 4.

                                    SECTION 6

                                    MATURITY

6.1. Events Of Maturity. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

(a)      the Participant's death,

(b) the Participant's separation from service, whether voluntary or involuntary,

(c) the Participant's attainment of age seventy and one-half (70-1/2) years,

(d) the crediting of any amounts to the Participant's Account after the Participant's attainment of age seventy and one-half (70-1/2) years,

(e)      the Participant's Disability,

(f) termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code),

(g) the disposition by the Employer (which is a corporation) to an unrelated corporation of substantially all the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in a trade or business of the Employer, if such acquiring corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition, or

(h) the disposition by the Employer (which is a corporation) to an unrelated corporation of the Employer's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code), if such acquiring corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with such subsidiary and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

6.2. Disposition Of Nonvested Portion Of Account. Upon the occurrence of a Participant's Event of Maturity, if any portion of the Participant's Employer Matching Account or the Participant's Employer Profit Sharing Account is not Vested, such portion shall be transferred to the Participant's Suspense Account as of the Valuation Date coincident with or next following such Event of Maturity. The portion thereof which was not Vested (and therefore became the Participant's Suspense Account) shall be retained in the Suspense Account until the earlier of the date the Participant is reemployed by the Employer or an Affiliate or the date upon which occurs the Participant's first forfeiture event.

6.2.1. Forfeiture Event. A forfeiture event shall occur with respect to a Participant upon the earliest of:

(a) the occurrence after an Event of Maturity of five (5) consecutive One-Year Breaks in Service,

(b) the distribution after an Event of Maturity, to (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant,

(c) the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account, or

(d) the death of the Participant at a time and under circumstances which do not entitle the Participant to be full (100%) Vested in the Participant's Total Account.

6.2.2. Rehire Before Forfeiture Event. If such Participant is reemployed by the Employer or an Affiliate before the forfeiture event following the Participant's Event of Maturity, the portion of the Participant's Employer Matching Account or the Participant's Employer Profit Sharing Account which was not Vested upon such Event of Maturity (and therefore became the Participant's Suspense Account) shall be transferred back to and held in the Participant's Employer Matching Account or Employer Profit Sharing Account under the Plan as of the Valuation Date coincident with or next following the reemployment date and it shall be held there pending the occurrence of another Event of Maturity effective as to the Participant, during which period of subsequent employment the Participant may earn a Vested interest in some or all of such portion in accordance with the provisions of Section 5.

6.2.3. Rehire After Forfeiture Event. If such Participant is not reemployed by the Employer or an Affiliate before the forfeiture event following the Participant's Event of Maturity, the portion of the Participant's Employer Matching Account or Employer Profit Sharing Account which was not Vested upon such Event of Maturity (and therefore became the Participant's Suspense Account) shall be forfeited as of the Annual Valuation Date coincident with or immediately following the date of that forfeiture event as provided in Section 6.2.4.

6.2.4. Forfeitures. Forfeited Suspense Accounts shall be used first to restore any forfeited Suspense Accounts for rehired Participants as required in Section
6.2.5 and, next, to restore any forfeited Vested Total Accounts as required in
Section 7.1.4, and any remaining portion shall be used to reduce Employer matching contributions otherwise required under Section 3.3. To the extent the forfeited Suspense Accounts are used to reduce Employer matching contributions, they shall be added to the reduced Employer matching contribution, if any, to be allocated, as of the Annual Valuation Date in the Plan Year in which the Participant's forfeiture event occurred (or as of any succeeding date), to the Employer Matching Accounts of those Participants employed by the same Employer during the Plan Year, as provided in Section 3.3. Next, any remaining portion shall then be added to the Employer discretionary contribution, if any, to be allocated as of such Annual Valuation Date, to the Employer Matching Accounts and Employer Profit Sharing Accounts of all Participants during the Plan Year, as provided in Section 3.4. Any Suspense Accounts remaining at the termination of the Plan shall be considered to be a discretionary contribution and shall be allocated pursuant to Section 3.4.5 as if the Plan termination date were an Annual Valuation Date.

6.2.5. Restorations. If a Participant:

(a) incurs an Event of Maturity at a time when the Participant was not fully (100%) Vested in the Participant's Employer Matching Account or Employer Profit Sharing Account, and

(b) the Participant's Suspense Account (which was established on account of that Event of Maturity) has been forfeited and disposed of as provided in Section 6.2.4, and

(c) the Participant becomes an employee of the Employer or an Affiliate before the Participant has incurred five (5) consecutive One-Year Breaks in Service following such Event of Maturity, then there shall be restored to the Participant's Employer Matching Account or Employer Profit Sharing Account an amount equal to the amount which was forfeited from the Participant's Suspense Account (without any adjustment for income, gains or losses). This restoration shall occur as of the Annual Valuation Date next following the Participant's return to employment with the Employer or an Affiliate, and shall be conditioned upon the Participant's remaining in employment with the Employer or Affiliate until that Annual Valuation Date. The amount so restored shall be held in a separate sub-account within the Participant's Employer Matching Account or Employer Profit Sharing Account and shall become Vested in accordance with the rules of Section 5.1.3. The amount necessary to make the restoration shall come first from Suspense Accounts of Participants that are to be forfeited on the Annual Valuation Date on which the restoration is to occur. If such Suspense Accounts are not adequate for this purpose, the Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions required to be made under Section 3). If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from Suspense Accounts of Participants of the Principal Employer that are to be forfeited on the Annual Valuation Date on which the restoration is to occur and, if such Suspense Accounts are not adequate for this purpose, then the Principal Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3).

                                    SECTION 7

                                  DISTRIBUTION

7.1. Application For Distribution.

7.1.1. Application Required. No distribution shall be made from the Plan until the Administrative Committee has received a written application for distribution from the Participant or the Beneficiary entitled to receive distribution (the "Distributee"). The Administrative Committee may prescribe rules regarding the form of such application, the manner of filing such application and the information required to be furnished in connection with such application.

All distributions required under the Plan shall be made in accordance with the provisions of this Section 7 and the regulations under section 401(a)(9) of the Code including the minimum distribution incidental benefit requirement of Treas. Reg. 1.401(a)(9)-2 (proposed).

7.1.2. Exception For Small Amounts. A Vested Total Account (but not including the Deductible Voluntary Account) which does not exceed Three Thousand Five Hundred Dollars ($3,500) as of the Distribution Date coincident with or next following an Event of Maturity effective as to a Participant and has never exceeded Three Thousand Five Hundred Dollars ($3,500) at the time of any prior distribution, shall be automatically distributed in a single lump sum as of the Distribution Date without a written application for distribution. A Participant who has no Vested interest in the Participant's Total Account as of the Participant's Event of Maturity shall be deemed to have received an immediate distribution of the Participant's entire interest in the Plan as of such Event of Maturity.

7.1.3. Exception For Required Distributions. Any Vested Total Account for which no application has been received on the required beginning date effective as to a Distributee under Section 7.2.2 or, subject to Section 9.2, following a termination of the Plan, shall be automatically distributed in a single lump sum (if the Plan is not an exempt profit sharing plan, however, the Vested Total Account shall be distributed pursuant to Section 7.3.4), without a written application for distribution.

7.1.4. Lost Distributees. If distribution of any Vested Total Account is required to be made without an application pursuant to Section 7.1.2 or Section
7.1.3 to a Distributee who cannot be found after a first class mailing to the Distributee's last known address, then such Distributee's Vested Total Account shall be forfeited and allocated pursuant to Section 3.2.8 (in the same manner as forfeited Suspense Accounts) as of the Annual Valuation Date coincident with or immediately following the date as of which distribution was required to be made to the Distributee. Provided, however, that if the Distributee was not fully Vested, such forfeiture and allocation shall be made as of the Annual Valuation Date on which the Distributee's non-Vested Total Account is forfeited, if later.

If a Distributee's Vested Total Account is forfeited because the Distributee cannot be found, such Vested Total Account shall be restored as of the Annual Valuation Date following the filing of a written application by the Distributee. The amount necessary to make the restoration shall first come from Suspense Accounts to be forfeited on the Annual Valuation Date as of which the restoration is to occur as provided in Section 6.2.5. If Suspense Accounts to be forfeited as of that Annual Valuation Date are not adequate for this purpose, the Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions required to be made under Section 6.2.5 and Section 3).

If at Plan termination there is any Distributee with a Vested Total Account that cannot be found after a first class mailing to the Distributee's last known address, then such Distributee's Vested Total Account shall be forfeited pursuant to Section 6.2.4 as if the Plan termination date were an Annual Valuation Date.

7.2. Time Of Distribution. Upon the receipt of a proper application for distribution from the Distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the Participant's Vested Total Account has been determined and the right of the Distributee to receive a distribution has been established, the Administrative Committee shall cause the Trustee to make or commence distribution of such Vested Total Account as of (and as soon as may be administratively feasible after) a Distribution Date (authorized in the Adoption Agreement) specified by the Distributee which is not earlier than nor later than the dates specified in Section 7.2.1 and Section 7.2.2.

7.2.1. Earliest Beginning Date. Distribution to a Distributee shall not be made or commenced earlier than the Distribution Date (i) the Administrative Committee receives any required application for distribution, and (ii) which is allowed in the Adoption Agreement.

7.2.2. Required Beginning Date. Distribution shall be made or commenced as of the Distribution Date immediately preceding the required beginning date effective as to the Distributee. Actual distribution shall be made or commenced as soon thereafter as is administratively feasible. In all events, however, distribution shall be made or commenced not later than the required beginning date.

(a) Participant. If the Distributee is a Participant, the required beginning date is the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years.

(b) Beneficiary. If the Distributee is the Beneficiary of a Participant who died on or after the April 1 following the calendar year in which the Participant attained age seventy and one-half (70-1/2) years, the required beginning date is the latest date that will allow distributions to such Beneficiary to be made at a rate (considering both time and amount) that is cumulatively at least as rapid as the rate of distribution scheduled and commenced prior to the death of the Participant.

(c) Beneficiary. If the Distributee is a Beneficiary of a Participant who died before the April 1 following the calendar year in which the Participant attained age seventy and one-half (70-1/2) years, the required beginning date is December 31 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death; provided, however, that:

         (i) if the Beneficiary is an individual who is not the surviving spouse of the Participant and if in a written application, timely filed, such Beneficiary requests that distributions be made to such individual Beneficiary in substantially equal annual amounts over a period of time not extending beyond the life expectancy of such Beneficiary, distributions must commence not later than (and the required beginning date is) December 31 of the year following the year of the Participant's death, or

         (ii) if the Beneficiary is the surviving spouse of the Participant and if in a written application, timely filed, such spouse Beneficiary requests that distributions will be made to such surviving spouse in substantially equal annual amounts over a period of time not extending beyond the life expectancy of the surviving spouse, distributions must commence not later than (and the required beginning date is) the date specified in paragraph (i) above or, if later, the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years.

A Beneficiary must elect the method of distribution no later than the earlier of
(i) December 1 of the calendar year in which distribution would be required to begin under this Section 7.2.2, or (ii) December 1 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death. If a Beneficiary makes no election, distribution of the Beneficiary's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

7.3. Forms Of Distribution.

7.3.1. Forms Available. At the direction of the Administrative Committee (subject to Section 7.3.4), the Trustee shall make distribution of the Participant's Vested Total Account to the Distributee in one of the following ways as permitted in the Adoption Agreement and as designated by the Distributee in writing:

(a) Lump Sum. If the Distributee is either a Participant or a Beneficiary, in a single lump sum as described in the Adoption Agreement.

(b) Installments To Participant. If the Distributee is a Participant, in a series of substantially equal installments payable monthly, quarterly or annually over a period of years selected by the Participant before the first payment which does not exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary; provided, however, that the amount of such installments shall automatically be increased if the series of substantially equal installments payable annually over the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary determined again as of the Participant's required beginning date (pursuant to Section 7.2.2(a)) and based on the facts then in existence is greater than the amount determined as of the first such installment payment. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Beneficiary, then the method of distribution selected must assure that at least fifty percent (50%) of the Vested Total Account is paid within the life expectancy of the Participant.

(c) Continued Installments to Beneficiary. If the Distributee is a Beneficiary of a Participant who died on or after the April 1 following the calendar year in which the Participant attained age seventy and one-half (70-1/2) years, then in a series of substantially equal installments payable monthly, quarterly or annually which provides distribution to such Beneficiary at a rate (considering both time and amount) which is cumulatively at least as rapid as the rate of distribution commenced prior to the death of the Participant.

(d) Installments to Beneficiaries. If the Distributee is a Beneficiary of a Participant who died before the April 1 following the calendar year in which the Participant attained age seventy and one-half (70-1/2) years, in a series of substantially equal installments, the last payment of which shall be made not later than December 31 of the calendar year in which occurs the fifth (5th) anniversary of the death of the Participant; provided, however, that:

         (i) if the Beneficiary is an individual who is not the surviving spouse of the Participant and if distributions will commence not later than December 31 of the calendar year following the calendar year of the Participant's death and will be made to such individual Beneficiary over a period of years not extending beyond the life expectancy of such Beneficiary, in a series of substantially equal monthly, quarterly or annual installments, or

         (ii) if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse over a period of years not extending beyond the life expectancy of the surviving spouse, and will commence not later than the date specified in paragraph (i) above or, if later, the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years, in a series of substantially equal monthly, quarterly or annual installments.

(e) Other Installments to Participants and Beneficiaries. If the Distributee is either a Participant or a Beneficiary, in a series of installments as specified in the Adoption Agreement or, if greater, the minimum installments necessary to comply with section 401(a)(9) of the Code and regulations thereunder (proposed or final), including the minimum distribution incidental benefit requirements determined by using the applicable divisor from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

7.3.2. Substantially Equal. Distributions shall be considered to be substantially equal if the distributions are determined in whichever of the following manners is applicable:

(a) Term Certain Installments. If distributions are in the form of installments payable over a fixed number of years, the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested Total Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the number of remaining years in the fixed period. The amount of the Vested Total Account as of such Valuation Date shall be increased by the amount of any contributions and forfeitures allocated to the Vested Total Account during the valuation year and after such Valuation Date (including contributions and forfeitures, if any, made after the end of the valuation year which are allocated as of dates in the valuation year). The amount of the Vested Total Account shall be decreased by the amount of any distributions made for the valuation year and after such Valuation Date.

(b) Lifetime Installments. If distributions are in the form of installments over the life expectancy of the recipient or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary, the amount of the distribution required to be made for each calendar year (the "distribution year") shall be determined by dividing the amount of the Vested Total Account as of the last Valuation Date in the calendar year immediately preceding the distribution year (such preceding calendar year being the "valuation year") by the remaining life expectancy as of the distribution year. The amount of the Vested Total Account as of the last Valuation Date in the valuation year shall be increased by the amount of any contributions and forfeitures allocated to the Vested Total Account during the valuation year and after such Valuation Date (including contributions and forfeitures, if any, made after the end of the valuation year which are allocated as of dates in the valuation year). The amount of the Vested Total Account shall be decreased by distributions made for the valuation year and after such Valuation Date.

For purposes of Sections 7.3.2(a) and (b) above, if any portion of a minimum distribution (made pursuant to proposed regulation 1.401(a)(9)) is made for the first distribution year in the second distribution year on or before the required beginning date, the amount of the minimum required distribution made in the second distribution year shall be treated as if it had been made in the immediately preceding distribution year.

7.3.3. Life Expectancy. Life expectancy shall be determined from the expected return multiples located in Tables V and VI of Treasury Regulation 1.72-9 (except as provided in (b) below). Life expectancy shall be based upon attained age on the individual's birthday in the calendar year for which life expectancy is being determined and, in the absence of an election as provided below, shall be reduced by one (1) year in each succeeding calendar year.

(a) Election to Recalculate Life Expectancy. A Participant may elect to redetermine the Participant's life expectancy for each succeeding calendar year that a distribution is required to be made. In the case of a Participant who has designated the Participant's spouse as Beneficiary, the Participant may elect to have life expectancy for the Participant and the Participant's spouse, redetermined for each succeeding calendar year that a distribution is required to be made. The election must be made no later than the time of the first required distribution. The election is irrevocable and must apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

(b) Joint and Last Survivor. Joint and last survivor life expectancy shall be determined for the Participant and the Participant's Beneficiary (in the case of a nonspouse Beneficiary) in accordance with the rules of section 401(a)(9) of the Code and the regulations thereunder, including, if applicable, the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

(c) Minimum Distribution Incidental Benefit Requirement. In the case of a Participant who has not designated the Participant's or her spouse as Beneficiary, the life expectancy factor used to compute the amount of the substantially equal payment during the Participant's lifetime shall not be greater than the factor determined under Regulation 1.401(a)(9)-2 of the Code (the minimum distribution incidental benefit requirement).

7.3.4. Presumptive Forms. The selection of a form of distribution shall be subject, however, to the following rules:

(a) Required Lump Sum. As provided in Section 7.1.2, if the value of the Participant's Vested Total Account (not including, however, the value of the Participant's Deductible Voluntary Account) is not greater than Three Thousand Five Hundred Dollars ($3,500) when distributed and has never exceeded Three Thousand Five Hundred Dollars ($3,500) at the time of any prior distribution, the distribution shall be made in a single lump sum.

(b) QJ&SA Contract. A QJ&SA contract is a nontransferable immediate annuity contract issued as an individual policy or under a master or group contract which provides for a monthly annuity payable to and for the lifetime of the Participant beginning as of the Distribution Date as of which it is purchased with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the surviving spouse of the Participant (to whom the Participant was married on the date as of which the first payment is due) in an amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and the surviving spouse. The contract shall be a QJ&SA contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse. The contract shall comply with the requirements of this Plan and section 401(a)(9) of the Code and the regulations thereunder.

(c) Life Annuity Contract. A Life Annuity contract is a nontransferable immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for (i) the lifetime of an unmarried Participant beginning as of the

         Distribution Date as of which it is purchased, or (ii) the lifetime of the surviving spouse of a Participant beginning as of the Distribution Date as of which it is purchased. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse. The contract shall comply with the requirements of this Plan and section 401(a)(9) of the Code and the regulations thereunder.

(d) Married Participant. In the case of any distribution which is to be made:

         (i) if this Plan is not an exempt profit sharing plan (as defined in Section 7.3.5), and

         (ii)     when paragraph (a) above is not applicable, and

         (iii) to a Participant who is married on the Distribution Date as of which such distribution is to be made to the Participant, and

         (iv) to a Participant who has not rejected distribution in the form of a QJ&SA contract,

         distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a QJ&SA contract. A Participant may reject distribution in the form of a QJ&SA contract by filing with the Administrative Committee an affirmative written rejection of distribution in that form not more than ninety (90) days before the Distribution Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date as of which the distribution to the Participant is made A rejection shall not be effective unless the Participant's spouse consents. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution, must be witnessed by a notary public, must be given during the ninety (90) day period before the Distribution Date as of which the distribution is made and must relate to that specific distribution. The consent of the spouse must be to a specific form of distribution (other than the QJ&SA contract) which may not be changed without further spousal consent unless the Participant elects a QJ&SA contract, or alternatively, the consent of the spouse must expressly permit the Participant to elect and to change the form of distribution (other than the QJ&SA contract) without any requirement of further spousal consent. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse. No less than thirty (30) days and no more than ninety (90) days prior to the date distribution is to be made or commenced to the Participant, there shall be furnished to the Participant a written explanation of the terms and conditions of the QJ&SA contract, the Participant's right to reject, and the effect of a rejection of distribution in the form of the QJ&SA contract, the requirement for the consent of the Participant's spouse, the right to revoke a prior rejection of distribution in the form of a QJ&SA contract, and the right to make any number of further revocations or rejections until the Distribution Date as of which the distribution actually is made. Notwithstanding the consent requirement described above, if the Participant establishes to the satisfaction of the Administrative Committee that such written consent cannot be obtained because there is no spouse, or the spouse cannot be located, a Participant's rejection shall be deemed a valid rejection.

(e) Unmarried Participant. In the case of any distribution which is to be made:

         (i) if this Plan is not an exempt profit sharing plan (as defined in Section 7.3.5), and

         (ii)     when paragraph (a) above is not applicable, and

         (iii) to a Participant who is not married on the Distribution Date as of which such distribution is to be made to the Participant, and

         (iv) to a Participant who has not rejected distribution in the form of a Life Annuity contract,

         distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a Life Annuity contract. A Participant may reject distribution in the form of a Life Annuity contract by filing with the Administrative Committee an affirmative written rejection of distribution in that form not more than ninety (90) days before the Distribution Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Distribution Date as of which the distribution to the Participant is made. No less than thirty (30) days and no

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

         more than ninety (90) days prior to the date distribution is to be made or commenced, there shall be furnished to the Participant a written explanation of the terms and conditions of the Life Annuity contract, the Participant's right to reject and the effect of a rejection of, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Distribution Date as of which distribution actually is made.

(f)      Surviving Spouse. In the case of a distribution which is made:

         (i) if this Plan is not an exempt profit sharing plan (as defined in Section 7.3.5), and

         (ii)     when paragraph (a) above is not applicable, and

         (iii)    to the surviving spouse of a deceased Participant, and

         (iv) when such surviving spouse has not rejected distribution in the form of a Life Annuity contract,

         distribution shall be effected for such surviving spouse by applying the entire Vested Total Account to purchase and distribute to such surviving spouse a Life Annuity contract. A surviving spouse may reject distribution in the form of a Life Annuity contract by filing with the Administrative Committee an affirmative written rejection of distribution in that form not more than ninety (90) days before the Distribution Date as of which the distribution is made. Any number of rejections and revocations of rejections may be made at any time until the Distribution Date as of which the distributions are made or commence to such surviving spouse. No less than thirty (30) days and no more than ninety (90) days prior to the date distribution is to be made or commenced to the surviving spouse, there shall be furnished to the surviving spouse a written explanation of the terms and conditions of the contract, the surviving spouse's right to reject, and the effect of a rejection of distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of the Life Annuity contract, and the right to make any number of further revocations or rejections until the Distribution Date as of which distribution actually is made.

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

(g) Advance Distribution. If the Adoption Agreement allows a partial advance payment, the 90-day period referred to in Section 7.3.4(d), (e) and (f) shall end on the date any such payment is actually made but only with regard to such payment.

7.3.5. Exempt Profit Sharing Plan. This Plan is an exempt profit sharing plan if the following conditions are satisfied:

(a)      this Plan is adopted as a profit sharing plan, and

(b) no Participant under this Plan can elect to receive payments in the form of a lifetime annuity, and

(c) this Plan is not a direct or indirect transferee of assets from a defined benefit pension plan, money purchase pension plan or target benefit money purchase pension plan, and

(d) this Plan is not a direct or indirect transferee from a stock bonus plan or a profit sharing plan which was otherwise required to make available to Participants with respect to whom assets and liabilities were transferred distribution in the form of a lifetime annuity.

7.3.6. Effect Of Reemployment. If a Participant is reemployed by the Employer or an Affiliate after distribution has been scheduled to be made to the Participant but before the Participant attains Normal Retirement Age and before actual distribution, distribution of the Participant's Vested Total Account, shall be suspended and the Participant's Vested Total Account shall continue to be held in the Fund until another Event of Maturity effective as to the Participant shall occur after the Participant's reemployment. It is the general intent of this Plan that no distribution shall be made while a Participant is employed by the Employer or an Affiliate before the Participant's Normal Retirement Age.

7.3.7. TEFRA ss. 242(b) Transitional Rules. Notwithstanding the other provisions of this Section 7, distributions to or with respect to each individual eligible to make a designation (before January 1, 1984) of a method of distribution pursuant to section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 shall be made on and after the first day of the Plan Year beginning in 1984 in accordance with the provisions set forth in the Appendix E to this Plan Statement; provided, however, that if the Plan is not an exempt profit sharing plan, the QJ&SA contract or Life Annuity contract has been rejected as described in Section 7.3.4.

7.4. Designation Of Beneficiaries.

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

7.4.1. Right To Designate. Each Participant may designate, upon forms to be furnished by and filed with the Administrative Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant's Vested Total Account in the event of the Participant's death and may change or revoke any such designation from time to time. No such designation, change or revocation shall be effective unless executed by the Participant and accepted by the Administrative Committee during the Participant's lifetime. If, however, the Plan is not an exempt profit sharing plan and such designation of Beneficiary is made before the first day of the Plan Year in which the Participant attains age thirty-five (35) years and the Participant dies on or after that date while married, the beneficiary designation is void.

7.4.2. Spousal Consent. Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent. The consent of the spouse to a nonspouse Beneficiary is a waiver of the spouse's rights to benefits under the Plan. In a plan that is not an exempt profit sharing plan, these benefits are sometimes known as a qualified preretirement survivor annuity. The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

7.4.3. Written Explanation Requirement For Qualified Preretirement Survivor Annuity. If this Plan is not an exempt profit sharing plan as defined in Section 7.3.5, the Administrative Committee shall provide each Participant with a written explanation of a qualified preretirement survivor annuity under one of the following rules as determined by the Administrative Committee:

(a) General Annual Distribution. Each Participant will receive a written explanation of the qualified preretirement survivor annuity once each year.

(b) Specific Distribution. The Administrative Committee will provide each Participant within the "applicable period" for such

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

         Participant a written explanation of the qualified preretirement survivor annuity. The "applicable period" for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; and (iii) a reasonable period ending after this paragraph first applies to the Participant. Notwithstanding the foregoing, the written explanation must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35. For purposes of applying (i) and (iii), a reasonable period is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, written explanation shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

7.4.4. Failure Of Designation. If a Participant:
(a)      fails to designate a Beneficiary,

(b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

(c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Vested Total Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

         Participant's surviving spouse
         Participant's surviving issue per stirpes and not per capita Participant's surviving parents
         Participant's surviving brothers and sisters
         Representative of Participant's estate.

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

7.4.5. Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim the Participant's interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Administrative Committee and to the Trustee after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Administrative Committee and the Trustee. A disclaimer shall be considered to be delivered to the Administrative Committee or the Trustee only when actually received by the Administrative Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Administrative Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Administrative Committee or the Trustee.

7.4.6. Definitions. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

7.4.7. Special Rules. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

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

(a) if there is not sufficient evidence that a Beneficiary was living after the death of the Participant, it shall be deemed that the Beneficiary was not living after the death of the Participant.

(b) The automatic Beneficiaries specified in Section 7.4.4 and the Beneficiaries designated by the Participant shall become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

(c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Administrative Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

(d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

(e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Administrative Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

7.5. Death Prior To Full Distribution. If a Participant dies after the Participant's Event of Maturity but before distribution of the Participant's Vested Total Account has been made, the remainder of the Participant's undistributed Vested Total Account shall be distributed in the same manner as hereinbefore provided in the Event of Maturity by reason of death. If, at the

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

death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Total Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

7.6. Distribution In Cash. Subject to the requirements of Section 7.3 for a Plan that is not an exempt profit sharing plan, distribution of a Participant's Vested Total Account shall be made in cash. If, however, (i) the Vested Total Account to be distributed consists in whole or in part of a Participant's unpaid promissory note, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in the form of that unpaid promissory note, or
(ii) the Vested Total Account to be distributed consists in whole or in part of a life insurance contract acquired pursuant to the Participant's direction under
Section 10.11, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in the form of the life insurance contract so acquired, or (iii) the Vested Total Account to be distributed consists in whole or in part of a Participant's individually directed Subfund established pursuant to Section 4.1.2, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in the form of the assets held in the individually directed Subfund.

7.7. Facility Of Payment. In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if the Administrative Committee shall be advised of the existence of such condition:

(a) to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or

(b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Administrative Committee that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of the Employer, the Administrative Committee, the Trustee and the Fund therefor.

7.8. Withdrawals From Nondeductible Voluntary Account.

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

7.8.1. When Available. If the Adoption Agreement so provides, a Participant (whether or not then employed by the Employer) may make withdrawals from time to time from the Participant's Nondeductible Voluntary Account (if any). To receive such a withdrawal, the Participant must submit a written application specifying the dollar amount to be withdrawn. Such withdrawal application shall be approved by the Administrative Committee to be made as of the Distribution Date coincident with or next following the approval of a completed application by the Administrative Committee and shall be made in a lump sum cash payment as soon as practicable after such Distribution Date.

7.8.2. Sequence of Accounts. The amount of such withdrawals by a Participant shall be deemed to first come from the aggregate amount of voluntary contributions theretofore made by the Participant and only thereafter from the earnings or gains in, or attributable to, the Nondeductible Voluntary Account. Notwithstanding the foregoing, any such withdrawal shall be deemed to have been first taken from the Participant's nondeductible voluntary contributions made prior to January 1, 1987, to the extent of the aggregate amount not previously withdrawn. Thereafter, the withdrawal shall be deemed to have been taken from a combination of (i) the Participant's nondeductible voluntary contributions made after December 31, 1986, to the extent of the aggregate amount thereof not previously withdrawn, and (ii) a portion of the earnings in the Nondeductible Voluntary Account. The portion of each such withdrawal that is deemed to be earnings will be in the same ratio as the total earnings of the Nondeductible Voluntary Account bear to the total Nondeductible Voluntary Account.

7.8.3. Limitations. Notwithstanding the foregoing, no distribution shall be made pursuant to this Section 7.8 unless this Plan is an exempt profit sharing plan (as defined in Section 7.3.5) or the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the withdrawal and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Distribution Date as of which the withdrawal is made and must relate to that specific withdrawal. The consent given by one spouse shall be effective only with respect to that spouse.

7.8.4. Coordination With Section 4.1. If the Nondeductible Voluntary Account is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each such Subfund in the same proportions as the Account is invested in each Subfund.

7.9. In-Service Distributions.

7.9.1. Hardship Distributions.

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

         7.9.1.1. When Available. If the Adoption Agreement so provides, a Participant (whether or not then employed by the Employer) may receive a hardship distribution from the Vested portion of the Participant's Total Account (unless the Adoption Agreement specifically prohibits hardship distributions from a particular Account) if the Administrative Committee determines that such hardship distribution is for one of the purposes described in Section 7.9.1.2 and the conditions in Section 7.9.1.3 and Section 7.9.1.4 have been fulfilled. To receive such a distribution, the Participant must file an in-service distribution application with the Administrative Committee. In the Participant's application, the Participant shall specify the dollar amount to be distributed. Such hardship distribution shall be approved by the Administrative Committee to be made in a lump sum cash payment as soon as practicable after approval of a completed application by the Administrative Committee.

         7.9.1.2. Purposes. In-service hardship distributions under this Section
7.9.1 shall be approved by the Administrative Committee only if the Participant establishes that the distribution is to be made for one of the following purposes as permitted in the Adoption Agreement.

(a) medical expenses described in section 213(d) of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code);

(b) the purchase (excluding mortgage payment) of a principal residence of the Participant;

(c) payment of tuition for the next semester or quarter of post-secondary education for the Participant, the Participant's spouse, children or dependents; or

(d) the need to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence.

Such purposes shall be considered to be an immediate and heavy financial need of the Participant.

         7.9.1.3. Limitations. In no event, shall the cumulative amount of hardship distributions withdrawn from a Participant's Retirement Savings Account exceed the amount of contributions to that Account made pursuant to Section 3.2 (i.e., hardship distributions from that Account will not include any earnings on such contributions or any curative allocations or earnings on curative allocations made pursuant to Section 3.4.2). The amount of the hardship distribution shall not exceed the amount of the Participant's immediate and heavy financial need. In addition, a hardship distribution which includes a portion of the Participant's Retirement Savings Account shall

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

not be allowed unless the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer.

Notwithstanding the foregoing, no hardship distribution shall be made pursuant to this Section 7.9.1 unless the Plan is an exempt profit sharing plan (as defined in Section 7.3.5) or the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the Date as of which the distribution is made and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

         7.9.1.4. Coordination With Retirement Savings Agreement. If the hardship distribution is made from a Participant's Retirement Savings Account, the Participant's Retirement Savings Agreement shall be cancelled for twelve
(12) months after receipt of a hardship distribution and shall not be automatically reinstated. Thereafter, such Participant may, upon giving fifteen
(15) days' prior written notice to the Plan Administrator, enter into a new Retirement Savings Agreement effective as of the payday on or after any subsequent Enrollment Date following such twelve (12) month period, provided the Participant is in Recognized Employment on that date. In addition, such a Participant shall not be allowed to make retirement savings contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution which exceeds the adjusted Seven Thousand Dollar ($7,000) limit (as described in Section 2.5) for such next taxable year less the amount of such Participant's retirement savings contributions for the taxable year of the hardship distribution. The rules described in this Section 7.9.1.4 only apply if the hardship distribution includes a portion of the Participant's Retirement Savings Account.

         7.9.1.5. Sequence Of Accounts. Each hardship distribution made pursuant to this Section 7.9.1 shall first be taken from and charged to the Participant's Accounts (if the Adoption Agreement permits distribution from such Account) in the following sequence:

                         Nondeductible Voluntary Account
                                Rollover Account
                                Transfer Account
                         Employer Profit Sharing Account
                            Employer Matching Account
                          Deductible Voluntary Account
                           Retirement Savings Account

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

Distributions from the Participant's Nondeductible Voluntary Account shall be distributed in the sequence described in Section 7.8.

         7.9.1.6. Coordination With Section 4.1. If a withdrawal is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each such Subfund in the same proportions as the Account is invested in each Subfund.

7.9.2. Age 59-1/2 In-Service Distribution.
         7.9.2.1. When Available. If the Adoption Agreement so provides, a Participant may receive an age 59-1/2 in-service distribution of all or a part of the Vested portion of the Participant's Total Account (unless the Adoption Agreement specifically prohibits age 59-1/2 in-service distributions from a particular account) if the Administrative Committee determines that such in-service distribution is for the purpose described in Section 7.9.2.2 and the conditions in Section 7.9.2.3 have been fulfilled. To receive such a distribution, the Participant must file an in-service distribution application with the Administrative Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such in-service distribution shall be approved by the Administrative Committee to be made as of the Distribution Date coincident with or next following the approval of a completed application by the Administrative Committee and shall be made in a lump sum cash payment as soon as administratively feasible after such Distribution Date.

         7.9.2.2. Purposes. In-service distributions under Section 7.9.2 shall be approved by the Administrative Committee only if it is established that the in-service distribution is to be made after the Participant has attained age fifty-nine and one-half (59-1/2) years.

         7.9.2.3. Limitations. Unless and until a Participant shall have been a Participant for five (5) full years, the Participant shall not be entitled to an in-service distribution from the Participant's Employer Matching Account or Employer Profit Sharing Account under this Section 7.9.2 which would reduce that Employer Matching Account or Employer Profit Sharing Account below the amounts credited as a result of the Employer contributions made during the most recent two (2) consecutive Plan Years ending coincident with or immediately preceding the Distribution Date as of which such distribution is made.

Notwithstanding the foregoing, no distribution shall be made pursuant to this
Section 7.9.2 unless the Plan is an exempt profit sharing plan (as defined in Section 7.3.5) or the spouse of the Participant, if any, consents in writing to the distribution. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior

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

to the Distribution Date as of which the distribution is made and must relate to the specific distribution. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse.

         7.9.2.4. Sequence of Accounts. Each in-service distribution made pursuant to this Section 7.9.2 shall first be taken from and charged to the Participant's Accounts in the following sequence:

                         Nondeductible Voluntary Account
                                Rollover Account
                                Transfer Account
                            Employer Matching Account
                         Employer Profit Sharing Account
                          Deductible Voluntary Account
                           Retirement Savings Account

Distributions from the Participant's Nondeductible Voluntary Account shall be distributed in the sequence described in Section 7.8.

         7.9.2.5. Coordination with Section 4.1. If an in-service distribution is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount distributed shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

7.10. Loans. Unless the Adoption Agreement precludes it, loans may be made to Participants and Beneficiaries who are not Owner-employees or Shareholder employees subject to the following rules, conditions and limitations:

7.10.1. Availability. Loans shall be made available to all Participants (without regard to whether they are actively employed) and all Beneficiaries for the purposes outlined in the Adoption Agreement and subject to the limitations and conditions established under this Section on a reasonably equivalent basis and shall not be made available to highly compensated employees (as defined in the Appendix D to the Plan Statement) in an amount (expressed as a percentage of Vested Total Account) greater than is made available to other employees. For this purpose, a person shall be a Beneficiary only after the death of the Participant with respect to whom the person is a Beneficiary. An alternate payee shall be considered a Beneficiary for this purpose only after the domestic relation order has been finally determined to be a Qualified Domestic Relations Order as defined in the Appendix C to the Plan Statement.

Notwithstanding the foregoing, no loan shall be made pursuant to this Section
7.10 if this Plan is not an exempt profit sharing plan as defined in Section
7.3.5 unless the spouse of the Participant, if any, consents in writing to the

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

loan. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the loan and the use of the Account as security for the loan and must be witnessed by a notary public. The consent of the spouse must be given within ninety (90) days prior to the date the loan is made and must relate to that specific loan. The consent given by the spouse to whom the Participant was married at the time the loan was made shall be effective with respect that spouse and each subsequent spouse of the Participant. A new consent shall be required if the Account is used for renegotiation, extension, renewal or other revision of the loan.

7.10.2. Administration. Loan requests shall be granted or denied solely on the basis of this Section and the Adoption Agreement. There shall be no discretion to grant or deny a loan request. Denials shall be processed under the claims procedure rules of the Plan. Loans shall be approved (or denied) by the Administrative Committee. The Administrative Committee shall be contacted for this purpose at the address shown in the summary plan description. A copy of these rules, loan application forms, specimen promissory notes, security agreements and any other information that is available concerning loans shall be made available at that address upon written request. Loans under this Plan and any other Plan maintained by the Employer will be considered separate loans. Therefore, separate loan application forms and promissory notes will need to be completed for loans from this Plan or any other Plan. A loan will be made upon completion of a loan application, the execution of a promissory note and security agreement and the completing of such other forms and the furnishing of such other information as may be required to comply with this Section. The promissory note will be a negotiable instrument for purposes of a Trustee to Trustee transfer of Plan assets.

7.10.3. Loan Terms. The total amount of such loans to any Participant or Beneficiary shall not exceed the lesser of:

(a) fifty percent (50%) of the Vested amount of that Participant's or Beneficiary's Total Account; or

(b)      Fifty Thousand Dollars ($50,000);

provided, however, that the Fifty Thousand Dollar ($50,000) limitation shall be reduced by the excess (if any) of: (i) the highest outstanding balance of loans from the Plan to such person during the one-year period ending on the day before the new loan is made, over (ii) the outstanding balance of all loans from the Plan to such person on the day the new loan is made. For the purpose of the above limitations, all loans and Vested benefits from all plans of the Employer and any Affiliate of the Employer as defined under Section 1.1.3 (disregarding the last sentence thereof) are aggregated.

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Any such loan must be repaid monthly in substantially level amounts, including principal and interest, over the term of the loan. Any such loan shall provide that it shall be repaid within a definite period of time to be specified by the borrower in the loan application and the promissory note. That period shall not exceed five (5) years unless such loan is used to acquire the principal residence of the Participant and then it shall not exceed ten (10) years.

7.10.4. Collateral. Every loan made under these rules shall be secured by that portion of the Participant's or Beneficiary's Account in the Plan which does not exceed fifty percent (50%) of the sum total of the borrower's Vested Total Account. This dollar amount shall be determined immediately after the origination of the loan (and shall be reduced by the amount of any unpaid principal and interest on any earlier loan which is similarly secured). This security interest shall exist without regard to whether it is or is not referenced in the loan documents. The Plan shall be permitted to realize on this collateral (as hereinafter provided) by any means including (but not limited to) offset. No other collateral shall be permitted or required.

7.10.5. Specific Loan Rules. Unless the Administrative Committee adopts other loan rules in writing (which shall be considered part of the Plan document, the following rules shall apply;

(a) Loan Amount. Loans will not be made in a principal amount less than One Thousand Dollars ($1,000) nor in increments of less than One Hundred Dollars ($100). (Even if the Administrative Committee adopts other loan rules, a required minimum loan amount cannot exceed One Thousand Dollars ($1,000).)

(b) Interest Rate. The interest rate on any loan shall be equal to the prime rate (the base rate on corporate loans at large United States money center commercial banks) as published for the last business day of the calendar month preceding the calendar month in which the loan is granted or renewed by The Wall Street Journal in its "Money Rates" column or any comparable successor rate so published plus one percent (1%).

(c) Accounting for the Loan. For the purpose of determining the extent to which a Participant's Account is entitled to share in income, gains or losses of the Fund under Section 4, the same shall be deemed to be reduced by the unpaid balance of any outstanding loans to the borrower, and the interest payments on such loans shall be credited to the borrower's Total Account. If a loan is made to a person who has assets in more than one Account, such loan shall be deemed to have been made from the Accounts in the following sequence:


                                Rollover Account
                                Transfer Account
                         Employer Profit Sharing Account
                            Employer Matching Account
                         Nondeductible Voluntary Account
                           Retirement Savings Account

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

         Repayments of principal on loans and payments of interest shall be apportioned among the Accounts from which the loan was made in proportion to the amounts by which the Accounts were initially reduced in order to make the loan. If a loan is made from an Account which is invested in more than one Subfund authorized and established under
         Section 4.1, the amount withdrawn in order to make the loan shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund. All repayments of principal and interest shall be reinvested in Subfunds in accordance with the borrower's current investment election.

(d) Payroll Deduction. All Participants shall make payment of loans by monthly or more frequently payroll deduction. The making of the loan shall be considered an irrevocable authorization for payroll deduction. To the extent that the available payroll amount is not sufficient to satisfy the payment obligation, the Participant shall make monthly payment by cash, personal check or equivalent negotiable instrument delivered to the Trustee or to the Administrative Committee as agent for the Trustee (at the address shown in the Plan's summary plan description) by the due date for the payment. All payments by Beneficiaries shall be made monthly by cash, personal check or equivalent negotiable instrument delivered to the Trustee or to the Administrative Committee as agent for the Trustee at the address shown in the Plan's summary plan description by the due date for the payment.

(e) Default. The only event of default on a loan shall be nonpayment within ten (10) days after the stated due date; provided, however, that a loan that is not in default at the death of the borrower shall not be in default earlier than ninety (90) days after the death of the borrower. Payment shall be considered made for this purpose only when the cash, personal check or other equivalent negotiable instrument is received in fact by the Trustee or the Administrative Committee as agent for the Trustee. Without limiting the generality of the foregoing, neither death nor termination of employment shall be events of default. Default on one (1) payment shall not accelerate the balance of the payments. Upon default, all future payments shall be applied first to interest (including interest on the defaulted principal and interest payment at the loan's stated rate) and thereafter against principal. Therefore, until the defaulted payment and subsequent interest on the defaulted payment

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         is made up in full, all subsequent payments will be in default (even if timely made).

(f) Foreclosure. Upon the occurrence of an event of default, the Accounts in the Plan given as security shall be foreclosed against (not to exceed the fifty percent (50%) limit specified above) to satisfy all amounts then in default (including subsequent interest on the amount in default). In the case of a Participant, however, this foreclosure shall not occur before the Participant's death or separation from service. After such foreclosure, it shall not be possible to cure the default. Such foreclosure shall be automatic. No notice shall be required prior to foreclosure. No discretion shall be exercised in foreclosing.

         Subject to the fifty percent (50%) limitation described above, such foreclosure shall be accomplished by cancelling the obligation to pay the amount in default and simultaneously cancelling the portion of the Account (including subsequent interest on the amount in default) represented by the amount in default (including the accrued subsequent interest on the amount in default).

(g) Miscellaneous. Prepayment of principal and interest shall be allowed only if the entire remaining balance due on the promissory note is paid in full. Loans will be made only as of the last day of each month of the Plan Year. No loan shall be made to any Participant or beneficiary who has any loan which was in default at any time during the preceding twelve (12) months.

(h) Fees and Charges. The loan shall be subject to any origination and periodic maintenance fees charged by the Trustee and approved by the Administrative Committee.

         7.10.6. Effect on Distributions. If any distribution is to be made when a loan is outstanding, the first asset distributed (after foreclosure to satisfy any default) shall be the unpaid promissory note.

         7.10.7. IRC ss. 72(p) Reporting. To the extent required by Code section 72(p), the Trustee shall report, from time to time, distributions of income in connection with loans made under this Plan. The operation of those tax rules is entirely independent of the rules of the Plan. It may be possible for loans not in default under these rules to nevertheless require reports of distributable income. Similarly, loans in default under these rules may not result in such reports. This Plan shall make all disclosures required under

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federal truth-in-lending regulations (Regulation Z issued by the Board of
Governors of the Federal Reserve System).

         7.10.8. Truth-in-Lending. This Plan shall make all disclosures required under federal trust-in-lending regulations (Regulation Z issued by the Board of Governors of the Federal Reserve System).

7.11. Corrective Distributions.

         7.11.1. Excess Elective Deferrals ($7,000 Limit).

         (a) In General. Notwithstanding any other provision of the Plan Statement, a Participant's excess elective deferrals, plus any income and minus any loss allocable thereto shall be distributed to the Participant no later than the first April 15 following the close of the Participant's taxable year.

         (b) Definitions. For purposes of this Section, "excess elective deferrals" shall mean the amount of retirement savings allocated to the Participant's Retirement Savings Account for a Participant's taxable year and which the Participant allocates to this Plan pursuant to the claim procedure described below.

         (c) Claims. The Participant's claim shall be in writing; shall be submitted to the Administrative Committee not later than March 1 with respect to the immediately preceding taxable year; shall specify the amount of the Participant's excess elective deferrals for the preceding taxable year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such excess elective deferrals, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k), 403(b), 457 and 501(c)(18) of the Code, will exceed the limit imposed on the Participant by section 402(g) of the Code for the taxable year in which the deferral occurred.

         (d) Determination Of Income Or Loss. The excess elective deferral shall be adjusted for income or loss. The income or loss allocable to excess elective deferrals shall be determined by multiplying the income or loss allocable to the Participant's retirement savings for the Plan Year ending within such preceding taxable year by a fraction, the numerator of which is the excess elective deferral on behalf of the Participant for such preceding taxable year and the denominator of which is the Participant's Retirement Savings

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

                  Account balance attributable to retirement savings on the Valuation Date coincident with or immediately before the last day of such preceding taxable year without regard to any income or loss occurring during such taxable year. The excess elective deferral shall also be adjusted for income or loss for the period between the Valuation Date coincident with or immediately before the last day of such preceding taxable year and the date of distribution. The income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess elective deferral for the applicable taxable year multiplied by the number of whole calendar months that have elapsed since the Valuation Date coincident with or immediately before the last day of such taxable year, including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         (e) Accounting for Excess Elective Deferrals. Excess elective deferrals distributed under this Section 7.11.1 shall be distributed from the Participant's Retirement Savings Account.

         7.11.2. Excess Contributions (Section 401(k) Test).

         (a) In General. Notwithstanding any other provision of the Plan Statement, excess contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year, to Participants to whose accounts retirement savings, and if used to determine the deferral percentage under Section 2, matching contributions or Employer discretionary contributions, or both, were allocated. Such distributions shall be made to highly compensated eligible employees (as defined in Section 2) on the basis of the respective portions of the excess contributions attributable to each of such employees. Excess contributions shall be treated as annual additions as defined in Section 1.1 of Appendix A to this Plan Statement.

         (b) Excess Contributions. For purposes of this Section, "excess contributions" shall mean, with respect to any Plan Year, the excess of:

                  (i) the aggregate amount of Employer contributions actually taken into account in computing the average deferral percentage (as defined in Section 2) of highly

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

                           compensated eligible employees (as defined in Section
                           2) for such Plan Year, over

                  (ii) the maximum amount of such contribution permitted by the 401(k) test described in Section 2 (determined by reducing contributions made on behalf of such highly compensated eligible employees in order of the deferral percentage, as defined in Section 2, beginning with the highest of such percentages).

         (c) Determination Of Income Or Loss. The excess contributions shall be adjusted for income or loss. The income or loss allocable to excess contributions shall be determined by multiplying income or loss allocable to the Participant's retirement savings, and if used to determine an eligible employee's deferral percentage under Section 2, matching contributions or Employer discretionary contributions, or both, for the Plan Year by a fraction, the numerator of which is the excess contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balances attributable to retirement savings and such matching contributions or Employer discretionary contributions, or both, on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year. The excess contributions shall also be adjusted for income or loss for the period between the last day of the Plan Year and the date of distribution. The income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess contributions for the applicable Plan Year multiplied by the number of whole calendar months that have elapsed since the end of the applicable Plan Year, including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         (d) Accounting For Excess Contributions. Excess contributions distributed under this Section 7.11.2 shall be treated as distributions from the Participant's Retirement Savings Account and Employer Matching Account (if applicable) in proportion to the Participant's retirement savings and matching contributions, if applicable, for the Plan Year. Excess contributions shall be distributed from the Participant's Employer Profit Sharing Account, if applicable, only to the extent such excess contributions

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                  exceed the balance in the Participant's Retirement Savings
                  Account and Employer Matching Account, if applicable.

         (e) Special Family Member Rule. If the deferral percentage of a highly compensated eligible employee is determined under
                  Section 2.7.2(b)(ii), then the deferral percentage is reduced as required under rules prescribed by the Secretary of the Treasury, and the excess contributions for the family group shall be allocated among the family members in proportion to the retirement savings contributions of each family member that are combined to determine the deferral percentage. If the deferral percentage of a highly compensated eligible employee is determined under Section 2.7.2(b)(i), then the deferral percentage is reduced as required under rules prescribed by the Secretary of the Treasury, in two steps. First, the deferral percentage is reduced as required under rules prescribed by the Secretary of the Treasury, but not below the deferral percentage of the group of eligible family members who are not highly compensated eligible employees without regard to family aggregation. Excess contributions are determined by taking into account the contributions of the family members whose contributions were combined to determine the deferral percentage under Section 2.7.2(b)(i), and shall be allocated among such family members in proportion to each such family member's retirement savings contributions. If further reduction of the deferral percentage is required, excess contributions resulting from this reduction are determined by taking into account the contributions of all the eligible family members and are allocated among such family members in proportion to the retirement savings contributions of each family member.

         7.11.3. Distribution Of Excess Aggregate Contributions (Section 401(m)
Test).

         (a) In General. Notwithstanding any other provision of the Plan Statement, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to Participants to whose accounts Employer matching contributions, and if used to determine the contribution percentage under Section 3.10.1(c), retirement savings contributions or Employer discretionary contributions or both, were allocated. Such distributions shall be made to highly compensated eligible employees (as defined in Section

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                  3) on the basis of the respective portions of the excess
                  aggregate contributions attributable to each of such employees.

         (b) Excess Aggregate Contributions. For purposes of this Section, "excess aggregate contributions" shall mean, with respect to any Plan Year, the excess of:

                  (i) the aggregate amount of contributions taken into account in computing the average contribution percentage (as defined in Section 3) of highly compensated eligible employees (as defined in Section
                           3) for such Plan Year, over

                  (ii) the maximum amount of such contributions permitted by the 401(m) test described in Section 3 (determined by reducing contributions made on behalf of highly compensated eligible employees in order of the contribution percentage, beginning with the highest such percentage).

         (c) Determination Of Income. The excess aggregate contributions shall be adjusted for income or loss. The income or loss allocable to excess aggregate contributions shall be determined by multiplying the income or loss allocable to the Employer matching contributions (to the extent used to determine the eligible employee's contribution percentage under Section 3), and if used to determine an eligible employee's contribution percentage under Section 3, retirement savings contributions or Employer discretionary contributions or both, for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the account balances attributable to Employer matching contributions and such retirement savings contributions or Employer discretionary contributions, or both, on the last day of the preceding Plan Year without regard to any income or loss occurring during such Plan Year. The excess aggregate contributions shall also be adjusted for income or loss for the period between the last day of the Plan Year and the date of distribution. The income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess aggregate contributions for the applicable Plan Year multiplied by the number of whole calendar months that have elapsed since the end of the

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

                  applicable Plan Year including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         (d) Accounting For Excess Aggregate Contributions. Excess aggregate contributions shall be distributed from the Participant's Employer Matching Account (and, if applicable, the Participant's Retirement Savings Account or Employer Profit Sharing Account, or both) in proportion to the Employer matching contributions, and if used to determine the contribution percentage under Section 3, retirement savings contributions or other Employer discretionary contributions, or both, for the Plan Year.

         (e) Special Family Member Rule. If the contribution percentage of a highly compensated eligible employee is determined under
                  Section 3.10.2(b)(ii), then the contribution percentage is reduced as required under rules prescribed by the Secretary of the Treasury, and the excess aggregate contributions for the family group shall be allocated among the family members in proportion to the Employer matching contributions of each family member that are combined to determine the contribution percentage. If the contribution percentage of a highly compensated eligible employee is determined under Section 3.10.2(b)(i), then the contribution percentage is reduced as required under rules prescribed by the Secretary of the Treasury in two steps. First, the contribution percentage is reduced as required under rules prescribed by the Secretary of the Treasury, but not below the contribution percentage of the group of eligible family members who are not highly compensated eligible employees without regard to family aggregation. Excess aggregate contributions are determined by taking into account the contributions of the family members whose contributions were combined to determine the contribution percentage under Section 3.10.2(b)(i), and shall be allocated among such family members in proportion to each such family member's matching contributions. If further reduction of the contribution percentage is required, excess aggregate contributions resulting from this reduction are determined by taking into account the contributions of all the eligible family members and are allocated among such family members in proportion to the Employer matching contributions of each family member.

         7.11.4. Priority. The determination of the excess aggregate contributions shall be made after first determining the excess elective deferrals,

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

and then determining the excess contributions. The amount of excess contributions shall be reduced by excess deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.

         7.11.5. Matching Contributions. If excess elective deferrals, excess contributions or retirement savings contributions treated as excess aggregate contributions are distributed pursuant to this Section 7.11, applicable matching contributions under Section 3.3 shall not be distributed except as required by
Section 7.11.2 or 7.11.3.

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                                    SECTION 8

                             SPENDTHRIFT PROVISIONS

No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall the Trustee, the Administrative Committee or the Employer recognize any assignment thereof, either in whole or in part, nor shall any Account herein be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee.

The power to designate Beneficiaries to receive the Vested Total Account of a Participant in the event of the Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Trustee, the Administrative Committee and the Employer.

This section shall not prevent the Trustee, the Administrative Committee or the Employer from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof, nor prevent the Plan from foreclosing on the lien granted to secure any and all loans made to the Participant as a Participant from the Fund. (In the event of a default on a Participant loan, foreclosure on the promissory note and the attachment of the security interest in the Account will not occur until an Event of Maturity occurs with respect to such Participant.) This section does not prevent the Administrative Committee or Trustee from observing the forms of a qualified domestic relations order as provided in the Appendix C to this Plan Statement.

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

                                    SECTION 9

                            AMENDMENT AND TERMINATION


9.1. Amendment.

         9.1.1. Amendment By Employer. The Principal Employer reserves the right to amend the designations and elections made by it under the Adoption Agreement from time to time by making and delivering a new Adoption Agreement to the Trustee, to add overriding language in the Adoption Agreement when such language is necessary to satisfy the requirements of section 415 of the Code or to avoid duplication of minimum benefits under section 416 of the Code because of the required aggregation of multiple plans, which amendment shall become effective only if expressly accepted in writing by the Trustee, and to add certain model amendments published by the Internal Revenue Service, which specifically provide that their adoption will not cause the plan to be treated as individually designed. The Principal Employer that amends the Plan for any other reason will no longer participate in the Prototype Documents and will be considered to have an individually designed plan. The Principal Employer further reserves the right to amend its plan in its entirety by the adoption of another master, prototype or individually designed successor retirement plan document in place of this Plan Statement, and by entering into such agreement with the Trustee or with a successor trustee, or other successor funding medium selected by the Principal Employer, as may be required for the purpose of carrying such successor retirement plan document into effect. The Principal Employer may not amend the Prototype Documents (as distinguished from amending its elections in the Adoption Agreement). If the Principal Employer should take action to:

         (a) amend this Plan Statement by the adoption of another document in lieu of this Plan Statement, or

         (b)      attempt to amend the Prototype Documents, or

         (c) attempt to complete the Adoption Agreement in a manner not permitted by the Adoption Agreement, or

         (d) affirmatively refuse to consent to an amendment effected by the Prototype Sponsor under Section 9.1.2,

such action shall not be considered a termination of the Plan adopted or continued under this Plan Statement. Rather, upon the occurrence of such action, the Principal Employer and any adopting Employer shall no longer be considered to be maintaining a Plan under the Prototype Documents but under an individually designed document.

         9.1.2. Amendment By Prototype Sponsor. The Principal Employer has delegated to the Prototype Sponsor the right to amend this Plan Statement (either as to its form or the elections specified in the Adoption Agreement). Although it is intended that this power of amendment will be used principally to assure compliance with applicable provisions of ERISA and the Code as they may be now or hereafter amended, this power of amendment may be exercised for any purpose deemed appropriate by the Prototype Sponsor. Any such amendment shall be effective only upon notice in writing to the Principal Employer. The Principal Employer shall be deemed to have consented to such amendment unless prior to the expiration of thirty (30) days after notice is sent to the Principal Employer, the Principal Employer exercises its reserved power of amendment by adopting a successor retirement plan and funding medium, as provided in Section 9.1.

         9.1.3. Limitation On Amendments. No amendment shall be effective to reduce or divest the Account of any Participant, unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Prototype Documents. No amendment shall eliminate an optional form of distribution with respect to benefits attributable to service before the amendment was adopted, unless such amendment is adopted pursuant to regulations issued by the Secretary of the Treasury.

         9.1.4. Resignation Of Prototype Sponsor. By giving the Principal Employer thirty (30) days' written notice of its intention to do so, the Prototype Sponsor may withdraw its consent to the Principal Employer's use of the Prototype Documents. Upon the occurrence of such action, the Principal Employer shall no longer be considered to be maintaining a Plan under these Prototype Documents but rather under an individually designed document. Notwithstanding the foregoing, the Prototype Sponsor and the Principal Employer and any adopting Employer may terminate any lawyer-client relationship between them (as opposed to use of the Prototype Document) at any time.

9.2. Discontinuance Of Contributions And Termination Of Plan. The Principal Employer also reserves the right to reduce, suspend or discontinue its contributions to this Plan and to terminate the Plan herein embodied in its entirety.

Notwithstanding Section 7, upon termination of the Plan, distribution of each Participant's Vested Total Account shall be payable in a lump sum without the Participant's consent, subject to the following:

         (a) If the Plan is not an exempt profit sharing plan (as defined in Section 7.3.5), then such distribution shall be made (i) by purchase of a QJ&SA contract (as defined in Section 7.3.4(b)) if the Participant is married on the distribution date (unless the Participant and spouse consent to a lump sum distribution), or (ii) by purchase of a Life Annuity contract (as defined in Section 7.3.4(c)) if the Participant is not married on the distribution date (unless the Participant consents to a lump sum distribution).

         (b) If the Plan is an exempt profit sharing plan (as defined in Section 7.3.5), and if the Employer or any member of a controlled group including the Employer under sections 414(b) or 414(c) of the Code maintains a defined contribution plan qualified under section 401(a) of the Code (other than an employee stock ownership plan defined in section 4975(e)(7) of the Code), then, subject to Section 9.3, each Participant's Vested Total Account shall be transferred to such plan (unless the Participant consents to a lump sum distribution).

9.3. Merger or Spinoff of Plans.

         9.3.1. In General. The Principal Employer may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets and liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). If the Principal Employer agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded shall specify the Accounts to which the transferred amounts are to be credited.

         9.3.2. Limitations. In no event shall assets be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code or, where applicable, the distribution rules of section 401(k) of the Code and any other in-service distribution restrictions applicable to such transferred assets. In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii)

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of the Code and any in-service distribution restrictions applicable to such transferred assets.

         9.3.3. Beneficiary Designations. If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void on the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on that date.

9.4. Adoption By Other Control Group Employers.

         9.4.1. Adoption With Consent. The Employer executing the Adoption Agreement (the "Principal Employer") may consent to the adoption of this Plan by any business entity that is aggregated with the Principal Employer under section 414(b), (c), (o) or (m) of the Code (subject to such conditions as the Principal Employer may impose).

         9.4.2. Procedure For Adoption. Any such adopting business entity shall initiate its adoption of this Plan by delivery of a certified copy of the action of its directors (if a corporation), general partner (if a partnership) or proprietor (if a sole proprietorship), adopting this Plan Statement to the Principal Employer. Upon the consent by the principal Employer of the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Principal Employer's consent, the adoption of this Plan by the adopting business entity shall be effective as of the date specified by the Principal Employer.

         9.4.3. Effect Of Adoption. Upon the adoption of this Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each adopting business entity, as a condition of continued participation in this Plan, delegates to the Principal Employer the sole power and authority:

         (a) to determine any Employer contributions to the Plan which contributions must be the same for each Employer,

         (b) to terminate the Plan (except that each adopting business entity shall have the power to terminate this Plan as applied to it); to amend the Adoption Agreement (except that each adopting business entity shall have the power to amend the Adoption Agreement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3),

         (c) to appoint, remove and accept the resignation of a Trustee; to appoint or remove the Administrative Committee; to

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                  appoint or remove an Investment Manager; to act as the plan administrator,

         (d) to direct the Trustee to return an Employer contribution if the Plan does not initially qualify within one year, or was made by mistake or which is not deductible,

         (e) to consent to the adoption of this Plan by affiliated Employers; to establish conditions and limitations upon such adoption of this Plan by affiliated Employers; to designate any business as an Affiliate, and

         (f) to cause this Plan to be merged with another plan and to transfer assets and liabilities between this Plan and another.

Each reference herein to the Employer shall include the Principal Employer and all adopting business entities unless the context clearly requires otherwise. Employment with the Principal Employer and all adopting business entities shall be credited with each other and all Affiliates of any of them for the purposes of determining Eligibility Service, Vesting Service, One-Year Breaks in Service and the minimum annual service requirement for allocation of contributions and forfeited Suspense Accounts. Contributions of the Principal Employer and each adopting business entity shall be allocated only among those persons who were their employees during the Plan Year with respect to which the contribution is made.

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                                   SECTION 10

                             CONCERNING THE TRUSTEE

10.1. Dealings With Trustee.

         10.1.1. No Duty To Inquire. No person, firm or corporation dealing with the Trustee shall be required to take cognizance of the provisions of this Plan Statement or be required to make inquiry as to the authority of the Trustee to do any act which the Trustee shall do hereunder. No person, firm or corporation dealing with the Trustee shall be required to see either to the administration of the Plan or Fund or to the faithful performance by the Trustee of its duties hereunder (except to the extent otherwise provided by ERISA). Any such person, firm or corporation shall be entitled to assume conclusively that the Trustee is properly authorized to do any act which it shall do hereunder. Any such person, firm or corporation shall be under no liability to anyone whomsoever for any act done hereunder pursuant to the written direction of the Trustee.

         10.1.2. Assumed Authority. Any such person, firm or corporation may conclusively assume that the Trustee has full power and authority to receive and receipt for any money or property becoming due and payable to the Trustee. No such person shall be bound to inquire as to the disposition or application of any money or property paid to the Trustee or paid in accordance with the written directions of the Trustee.

10.2. Compensation Of Trustee. If a corporate Trustee shall be acting hereunder, the corporate Trustee shall be entitled to receive compensation for its services as Trustee hereunder as may be agreed upon from time to time by the Principal Employer and the Trustee. Any individual Trustee who already receives full-time pay from the Employer shall receive no compensation for services hereunder. Other individual Trustees shall likewise serve without compensation unless they shall otherwise specifically agree with the Principal Employer to the contrary. In any event, however, the Trustee (whether corporate or individual Trustees be acting) shall be entitled to receive reimbursement for reasonable expenses, fees, costs and other charges incurred by it or payable by it on account of the administration of the Plan and the Fund to the extent approved by the Principal Employer. Such items of expense and compensation shall be payable out of the Fund in a fair and equitable manner as determined by the Trustee, except to the extent that the Employer, in its discretion, directly pays the Trustee.

10.3. Resignation And Removal Of Trustee.

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

         10.3.1. Resignation, Removal And Appointment. The Trustee (or in the event two or more co-trustees are acting, any such co-trustee) may resign by giving the Principal Employer thirty (30) days' written notice of its intention so to do. The Principal Employer may agree in writing to a lesser period of notice. The notice period shall begin on the date such notice is mailed. The Principal Employer may remove any Trustee or successor Trustee hereunder by giving such Trustee (or any co-trustee) thirty (30) days' written notice of removal by certified mail. The Principal Employer shall have the power to appoint one or more individual or corporate Trustees, or both, as additional or successor Trustees. Such appointments shall not be effective until a written acceptance of trusteeship is filed with the then acting Trustee.

         10.3.2. Automatic Removal. If any individual who is a Trustee is a director, officer or employee when appointed as a Trustee, then such individual shall be automatically removed as a Trustee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Employer or any notice to the individual so removed.

         10.3.3. Surviving Trustees. When any person or corporation appointed, qualified and serving as a Trustee hereunder shall cease to be a Trustee of the Fund, the remaining Trustee or Trustees then serving hereunder, or the successor Trustee or Trustees appointed hereunder, as the case may be, shall thereupon be and become vested with full title and right to possession of all assets and records of the Plan and Fund in the possession or control of such prior Trustee, and the prior Trustee shall forthwith account for and deliver the same to such remaining or successor Trustee or Trustees.

         10.3.4. Successor Organizations. By designating a corporate Trustee, original or successor, hereunder, there is included in such designation and as a part thereof any other corporation possessing trust powers and authorized by law to accept the Plan and Fund into which or with which the designated corporate Trustee, original or successor, shall be converted, consolidated or merged, and the corporation into which or with which any corporate Trustee hereunder shall be so converted, consolidated or merged shall continue to be the corporate Trustee of the Plan and Fund.

         10.3.5. Co-Trustee Responsibility. No Trustee shall be or become liable for any act or omission of a co-trustee serving hereunder with the Participant or it (except to the extent that liability is imposed under ERISA) or of a prior Trustee hereunder, it being the purpose and intent that each Trustee shall be liable only for the Participant's or its own acts or omissions during the Participant's or its term of service as Trustee hereunder.

         10.3.6. Allocation of Responsibility. If there shall at any time be two
(2) or more co-trustees serving hereunder, such Trustees, in addition to all other powers and authorities vested in them by law or conferred upon them by any provision of this Plan Statement, shall have power to allocate and reallocate from time to time to any one or more of their number specific responsibilities, obligations or duties and may delegate and redelegate from time to time to any one or more of their number the exercise of any right, power or discretion vested in the Trustees by law or conferred upon them by

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

any provision of this Plan Statement, and any person, firm or corporation dealing with the co-trustees with respect to the Plan or the Fund may assume conclusively that any action taken or instrument executed by any one of such co-trustees is the action of all the co-trustees serving hereunder, and that authority for the doing of such act or the execution of such instrument has been conferred upon and delegated to the Trustee doing such act or executing such instrument. If any responsibility, obligation, duty, right, power or discretion vested in the Trustee is allocated or delegated to one or more co-trustees, the remaining co-trustees shall not be or become liable for an act or omission by the co-trustees to whom a right, power or discretion was delegated while such co-trustees were acting pursuant to such delegation.

         10.3.7. Majority Decisions. If there shall at any time be three (3) or more co-trustees serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

10.4. Accountings By Trustee.

         10.4.1. Periodic Reports. The Trustee shall render to the Employer and to the Administrative Committee an account and report as soon as practicable after the Annual Valuation Date in each year (and as soon as may be practicable after each other Valuation Date) showing all transactions affecting the administration of the Plan and the Fund, including, but not necessarily limited to, such information concerning the Plan and the Fund and the administration thereof by the Trustee as shall be requested in writing by the Employer.

         10.4.2. Special Reports. The Trustee shall also render such further reports from time to time as may be requested by the Employer and shall submit its final report and account to the Employer when it shall cease to be Trustee hereunder, whether by resignation or other cause.

10.5. Trustee's Power To Protect Itself On Account Of Taxes. The Trustee, as a condition to the making of distribution of a Participant's Vested Total Account during the Participant's lifetime, may require the Participant, or in the event of the Participant's death may require the person or persons entitled to receive the Participant's Vested Total Account in such event, to furnish the Trustee with proof of payment of all income, inheritance, estate,

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

transfer, legacy and/or succession taxes and all other taxes of any different type or kind that may be imposed under or by virtue of any state or federal statute or law upon the payment, transfer, descent or distribution of such Vested Total Account and for the payment of which the Trustee may, in its judgment, be directly or indirectly liable. In lieu of the foregoing, the Trustee may deduct, withhold and transmit to the proper taxing authorities any such tax which it may be permitted or required to deduct and withhold and the Vested Total Account to be distributed in such case shall be correspondingly reduced.

10.6. Other Trust Powers. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, Beneficiary or Investment Manager (and in extension, but not in limitation, of the rights, powers and discretions conferred upon the Trustee herein), the Trustee shall have and may exercise from time to time in the administration of the Plan and the Fund, for the purpose of distribution after the termination thereof, and for the purpose of distribution of Vested Total Accounts, without order or license of any court, any one or more or all of the following rights, powers and discretions:

         (a) To invest and reinvest any investment Subfunds established pursuant to Section 4.1 in accordance with the investment characteristics and objectives determined therefor and to invest and reinvest the assets of the Fund in any securities or properties in which an individual could invest the Participant's own funds and which it deems for the best interest of the Fund, without limitation by any statute, rule of law or regulation of any governmental body prescribing or limiting the investment of trust assets by corporate or individual trustees, in or to certain kinds, types or classes of investments or prescribing or limiting the portion of the Fund which may be invested in any one property or kind, type or class of investment. Specifically and without limiting the generality of the foregoing, the Trustee may invest and reinvest principal and accumulated income of the Fund in any real or personal property; preferred or common stocks of any kind or class of any corporation, including but not limited to investment and small business investment companies of all types; voting trust certificates; interests in investment trusts; shares of mutual funds; interests in any limited or general partnership or other business enterprise, however organized and for whatever purpose; group or individual annuity contracts (which may involve investment in the issuer's general account or any of its separate accounts); interests in common or collective trusts, variable interest notes or any other type of collective fund maintained

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

                  by a bank or similar institution (whether or not the Trustee hereunder); bonds, notes and debentures, secured or unsecured; mortgages, leases or other interests in real or personal property; interests in mineral, gas, oil or timber properties or other wasting assets; options; commodity or financial futures contracts; foreign currency; interest-bearing certificates, accounts or similar interest-bearing instruments in a bank or similar financial institution, including the Trustee or an Affiliate of the Trustee, provided such certificates, accounts or instruments bear a reasonable rate of interest; insurance contracts on the life of any "keyman" or shareholder of the Employer; or conditional sales contracts. The Plan may not acquire or hold any securities issued by an Employer or real estate leased to an Employer. Investment of the entire Fund in common stocks shall be deemed appropriate at any phase of the economic business cycle, but it is not, however, the purpose hereof to direct that the Fund shall be invested either entirely or to any extent whatsoever in such common stocks. Prior to maturity and distribution of the Vested Total Accounts of Participants, the Trustee shall commingle the Accounts of Participants and former Participants in each investment Subfund and invest, reinvest, control and manage each of the same as a common trust fund.

         (b) To sell, exchange or otherwise dispose of any asset of whatsoever character at any time held by the Trustee in trust hereunder.

         (c) To segregate any part or portion of the Fund for the purpose of administration or distribution thereof and, in its sole discretion, to hold the Fund uninvested whenever and for so long as, in the Trustee's discretion, the same is likely to be required for the payment in cash of Accounts normally expected to mature in the near future, or whenever, and for as long as, market conditions are uncertain, or for any other reason which, in the Trustee's discretion, requires such action or makes such action advisable.

         (d) In connection with the Trustee's power to hold uninvested reasonable amounts of cash whenever it is deemed advisable to do so, to deposit the same, with or without interest, in the commercial or savings departments of any corporate Trustee serving hereunder or of any other bank, trust company or other financial institution.

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

         (e) To register any investment held in the Fund in the name of the Trustee, without trust designation, or in the name of a nominee or nominees, and to hold any investment in bearer form, but the records of the Trustee shall at all times show that all such investments are part of the Fund, and the Trustee shall be as responsible for any act or default of any such nominee as for its own.

         (f) To retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Fund, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Fund, including power to employ and retain counsel upon any matter of doubt as to the meaning of or interpretation to be placed upon this Plan Statement or any provisions thereof with reference to any question arising in the administration of the Fund or pertaining to the rights and liabilities of the Trustee hereunder. The Trustee, in any such event, may act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

         (g) To institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or Fund or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Fund or at the sole cost and expense of the Total Account of the Participant that may be concerned therein or that may be affected thereby as, in the Trustee's opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or Fund or asserted by or against the Trustee, on such terms as the Trustee, in each such case, shall deem reasonable and proper. The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or anticipate by reason thereof.

         (h) To institute, participate and join in any plan of reorganization, readjustment, merger or consolidation with respect to the issuer of any securities held by the Trustee hereunder, and to use any other means of protecting and dealing with any of the assets of the Fund which it believes reasonably necessary or proper and, in general, to exercise each and every other power or right with respect to each asset or investment held by it hereunder as individuals generally have and enjoy with respect to their own assets and investment, including power to vote upon any securities or other assets having voting power which it may hold from time to time, and to give proxies with respect thereto, with or without power of substitution or revocation, and to deposit assets or investments with any protective Committee, or with trustees or depositories designated by any such Committee or by any such trustees or any court. Notwithstanding the foregoing, an Investment Manager shall have any or all of such powers and rights with respect to Plan assets for which it has investment responsibility but only if (and only to the extent that) such powers and rights are expressly given to such Investment Manager in a written agreement signed by it and acknowledged in writing by the Trustee. In all other cases, such powers and rights shall be exercised solely by the Trustee. Furthermore, neither the Trustee nor the Investment Manager, as the case may be, shall vote or take similar actions with respect to any security in which it may have an interest, direct or indirect. In such case, the Trustee or Investment Manager shall notify the Principal Employer and the Principal Employer shall direct the Trustee of the Investment Manager with respect to such voting or similar action.

         (i) In any matter of doubt affecting the meaning, purpose or intent of any provision of this Plan Statement which directly affects its duties, to determine such meaning, purpose or intent; and the determination of the Trustee in any such respect shall be binding and conclusive upon all persons interested or who may become interested in the Plan or the Fund.

         (j) To require, as a condition to distribution of any Vested Total Account, proof of identity or of authority of the person entitled to receive the same, including power to require reasonable indemnification on that account as a condition precedent to its obligation to make distribution hereunder.

         (k) To collect, receive, receipt and give quittance for all payments that may be or become due and payable on

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                  account of any asset in trust hereunder which has not, by act of the Trustee taken pursuant thereto, been made payable to others; and payment thereof by the company issuing the same, or by the party obligated thereon, as the case may be, when made to the Trustee hereunder or to any person or persons designated by the Trustee, shall acquit, release and discharge such company or obligated party from any and all liability on account thereof.

         (l) To determine from time to time, as required for the purpose of distribution or for the purpose of allocating trust income or for any other purpose of the Plan, the then value of the Fund and the Accounts in the Fund, the Trustee, in each such case, using and employing for that purpose the fair market value of each of the assets constituting the Fund. Each such determination so made by the Trustee in good faith shall be binding and conclusive upon all persons interested or becoming interested in the Plan or the Fund.

         (m) To receive and retain contributions made in a form other than cash in the form in which the same are received until such time as the Trustee, in its sole discretion, deems it advisable to sell or otherwise dispose of such assets.

         (n) To commingle, for investment purposes, the assets of the Fund with the assets of any other qualified retirement plan trust fund of the Employer, provided that the records of the Trustee shall reflect the relative interests of the separate trusts in such commingled fund.

         (o) To grant an option or options for the sale or other disposition of a trust asset, including the issuance of options for purchase of common stock held by the Trust in return for the receipt of a premium from the optionee (it being expressly intended that said options may be in such form and terms as to permit their being freely traded on an option exchange) and including the repurchase of any such option granted, or in lieu thereof, the repurchase of an option identical in terms to the one issued.

         (p) To have and to exercise such other and additional powers as may be advisable or proper in its opinion for the effective and economical administration of the Fund.

         (q) If so provided in the Adoption Agreement, one (1) or more declarations of trust executed by the Trustee (or by banks or

                                       98
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                  trust companies affiliated in ownership with the Trustee)
                  shall be incorporated by reference into this Agreement and not withstanding any other provision of the Agreement to the contrary, the Trustee may cause all or any part of the Fund, without limitation as to amount, to be commingled with the money of trusts created by others by causing such money to be invested as a part of any or all of the funds created by said declarations of trust and the Fund so added to any of said funds shall be subject to all of the provisions of said declarations of trust as the same may be amended from time to time.

10.7. Investment Managers.

         10.7.1. Appointment And Qualifications. The Principal Employer shall have the power to appoint from time to time one or more Investment Managers to direct the Trustee in the investment of, or to assume complete investment responsibility over, all or any portion of the Fund. An Investment Manager may be any person or firm (a) which is either (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, or (3) an insurance company which is qualified to perform the services of an Investment Manager under the laws of more than one state; and (b) which acknowledges in writing that it is a fiduciary with respect to the Plan because it has been appointed as an Investment Manager with respect to the Plan. The conditions prescribed in the preceding sentence shall apply to the issuer of any group annuity contract hereunder only if, and to the extent that, such issuer would otherwise be considered a "fiduciary" with respect to the Plan, within the meaning of ERISA.

         10.7.2. Removal. The Principal Employer may remove any such Investment Manager and shall have the power to appoint a successor or successors from time to time in succession to any Investment Manager who shall be removed, shall resign or shall otherwise cease to serve hereunder. The Principal Employer shall furnish the Trustee with such written evidence as the Trustee may require of the appointment, removal and scope of the authority of the Investment Manager.

         10.7.3. Relation To Other Fiduciaries. The Trustee shall comply with all investment directions given to the Trustee with respect to the designated portion of the Fund, and the Trustee shall be released and exonerated of and from all liability for or on account of any action taken or not taken by it pursuant to the directions of such Investment Manager, except to the extent that liability is imposed under ERISA. Neither the Employer, nor any officer, director or employee thereof, nor any member of the Administrative Committee shall be liable for the acts or omissions of the Trustee or of any Investment Manager appointed hereunder. The fees and expenses of any

Investment Manager, as agreed upon from time to time between the Investment Manager and the Employer, shall be charged to and paid from the Fund in a fair and equitable manner, except to the extent that the Employer, in its discretion, may pay such directly to the Investment Manager.

10.8. Fiduciary Principles. The Trustee and each other fiduciary hereunder, in the exercise of each and every power or discretion vested in them by the provisions of this Plan Statement shall (subject to the provisions of ERISA) discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and:

         (a)      for the exclusive purpose of:

                  (i) providing benefits to Participants and Beneficiaries, and

                  (ii) defraying reasonable expenses of administering the Plan,

         (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

         (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and

         (d) in accordance with the documents and instruments governing the Plan, insofar as they are consistent with the provisions of ERISA.

Notwithstanding anything in this Plan Statement to the contrary, any provision hereof which purports to relieve a fiduciary from responsibility or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Title I of ERISA shall, to the extent the same is inconsistent with said Part 4, be deemed void.

10.9. Prohibited Transactions. Except as may be permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following transactions with a person who is a "disqualified person" (as defined in section 4975 of the Code) or a "party in interest" (as defined in section 3(14) of ERISA):

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         (a)      sale, exchange or leasing of any property between the Plan and such person,

         (b) lending of money or other extension of credit between the Plan and such person,

         (c) furnishing of goods, services or facilities between the Plan and such person,

         (d) transfer to, or use by or for the benefit of, such person of the income or assets of the Plan,

         (e) act by such person who is a fiduciary hereunder whereby the Participant deals with the income or assets of the Plan in the Participant's own interest or for the Participant's own account, or

         (f) receipt of any consideration for the Participant's own personal account by such person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving the income or assets of the Plan.

10.10. Indemnity. The Trustee, and directors, officers and employees of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such Trustee or individuals as Trustee, fiduciary or in any other capacity with respect to this Plan, whether imposed under ERISA or otherwise unless such liability arises from the proven gross negligence, the bad faith or, if such Trustee or individuals have reasonable cause to believe their conduct was unlawful, the criminal misconduct of such Trustee, director, officer or employee. This indemnification shall continue as to a Trustee, director, officer or employee after such Trustee or individual ceases to be a Trustee, director, officer or employee.

10.11. Investment In Insurance. If the Employer shall so designate in the Adoption Agreement, a Participant may, with the consent of the Administrative Committee and subject to such conditions as the Administrative Committee may impose, elect to have a portion of the Participant's Vested Total Account (excluding any Deductible Voluntary Account) invested in life insurance contracts issued by any insurance company licensed to do business in the State of where the Trustee has its principal place of business (any such insurance contract held for a Participant hereunder being herein referred to as a "contract").

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         10.11.1. Limitation On Payment Of Premiums. The aggregate premiums paid on contracts for the Participant from the Participant's Total Account (excluding any Deductible Voluntary Account) must at all times be less than fifty percent (50%), in the case of ordinary life insurance (ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums) or other higher premium type of permanent life insurance, or twenty-five percent (25%), in the case of term or universal life insurance or all other life insurance contracts which are not considered ordinary life, of the Employer contributions allocated to a Participant's Employer Matching Account, Employer Profit Sharing Account and Retirement Savings Account; provided further, that the aggregate premiums paid on term, universal life insurance contracts or all other life insurance contracts which are not considered ordinary life, together with one-half (1/2) of the aggregate premiums paid on ordinary life insurance or other higher premium type of permanent life insurance must at all times be less than twenty-five percent (25%) of the aggregate of Employer contributions allocated to the Participant's Employer Matching Account, Employer Profit
Sharing Account and Retirement Savings Account).

If the Vested portion of the Participant's Employer Matching Account, Employer Profit Sharing Account and Retirement Savings Account is insufficient within the limitations herein contained to pay any premium on a contract when the same becomes due, the Trustee shall, unless the Participant directs the Trustee to use the Participant's Voluntary Account, Rollover Account or Transfer Account for this purpose, cause such contract to be rewritten for its then paid-up value, if any, and retain the same for the Participant, in which event no further premium payments shall thereafter be made thereon. All dividends on a contract shall be used to reduce premiums.

         10.11.2. Miscellaneous Rules For Purchase Of Contract. The Participant shall take such physical examinations and furnish such information as may be necessary to procure a contract. To the extent possible, all contracts shall have a uniform premium due date. The Trustee shall be the owner of all contracts, with full power to execute all insurance applications and to exercise all available options, and shall be the death beneficiary thereunder.

         10.11.3. Payment Of Expenses. Any charge or expense of the Trustee in handling a Participant's contract shall be paid from that Participant's Total Account (excluding any Deductible Voluntary Account); provided, that the Employer may, in its discretion, directly pay such charge or expense.

         10.11.4. Authority For Contract. Any insurance company issuing contracts may deal with the Trustee alone and without the consent of any Participant or Beneficiary and shall not be required to examine the provisions of this Plan Statement or any amendment thereto, nor shall it be responsible for the failure of the Trustee to perform its duties, nor shall it be obliged to see to the application or disposition of any money paid by it to the Trustee, and any such payment shall fully discharge such insurance company for the amount so paid.

         10.11.5. Payment Of Contract Upon Death. Upon the death of the Participant, the proceeds of the contracts held for the Participant hereunder shall be deemed a death benefit under this Plan and shall be added to the Vested Total Account and distributed to the Participant's Beneficiary or Beneficiaries in the manner prescribed in Section 7.

         10.11.6. Payment Of Contract -- Not Upon Death. Upon the occurrence of an Event of Maturity other than the death of the Participant, the Trustee shall, as directed by the Administrative Committee, either: (i) surrender the contracts held for the Participant hereunder for cash and distribute the proceeds in the manner described in Section 7, (ii) distribute the contracts to the Participant (provided, however, that the optional modes of settlement under any such contract shall be limited to those available under this Plan), or (iii) convert the contracts into an annuity contract or contracts of the type described in
Section 7.3 and distribute the same to the Participant, or (iv) any combination of the foregoing. In no event, however, shall any such contract be distributed in a manner which is inconsistent with the requirements in Section 7.3.

         10.11.7. Value Of Contract. For the purpose of determining the value of a contract hereunder, such contract shall be valued at the greater of the premiums theretofore paid thereon or its then cash value, but such contract shall not be considered a part of the Fund for the purpose of allocating income, market gains and losses of the Fund in accordance with Section 4.

         10.11.8. Interpretation. If any provision of any contract is inconsistent with any provision of the Plan Statement, the provision of the Plan Statement shall control.

10.12. Employer Directed Investments. If so indicated in the Adoption Agreement, the Trustee shall be subject in the management and control of the Fund to the directions (to the extent not inconsistent with law) of the person or Administrative Committee identified in the Adoption Agreement or certified to the Trustee by an officer of the Employer. The Trustee in acting pursuant to and in reliance on such directions shall be fully and completely indemnified and held harmless by the Employer from any liability, loss or expense (including legal fees) arising out of its actions so directed notwithstanding that such directions, and the Trustee's conduct pursuant thereto, may constitute a breach of fiduciary obligations to the Plan, the Participants and Beneficiaries.

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

10.13. No Investment in Employer Real Property. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "Employer real property" as that term is defined in section 407(d) of ERISA.

10.14. No Investment in Employer Securities. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "Employer security" as that term is defined in section 407(d) of ERISA.

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

                                   SECTION 11

                     DETERMINATIONS -- RULES AND REGULATIONS


11.1. Determinations. The Administrative Committee shall make such determinations as may be required from time to time in the administration of this Plan. The Administrative Committee shall have the sole authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to, the entitlement of employees, Participants and Beneficiaries and the amounts of their respective interests. The Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

11.2. Rules And Regulations. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Administrative Committee.

11.3. Method Of Executing Instruments.

         11.3.1. Employer Or Administrative Committee. Information to be supplied or written notices to be made or consents to be given by the Employer or the Administrative Committee pursuant to any provision of this Plan Statement may be signed in the name of the Employer by any officer thereof who has been authorized to make such certification or to give such notices or consents or by the Administrative Committee.

         11.3.2. Trustee. Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

11.4. Claims Procedure. The Administrative Committee shall establish procedures for the resolution of disputes and disposition of claims arising under this Plan. An application for a distribution under Section 7 shall be considered as a claim for the purposes of this Section 11.4. Until modified by the Administrative Committee, this claims procedure is as described below.

         11.4.1. Original Claim. Any employee, former employee or Beneficiary of such employee or former employee may, if the Participant so desires, file with the Administrative Committee a written claim for benefits under this Plan. Within ninety (90) days after the filing of such a claim, the

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

Administrative Committee shall notify the claimant in writing whether the Participant's claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Administrative Committee shall state in writing:

         (a)      the specific reasons for the denial,

         (b) the specific references to the pertinent provisions of the Plan Statement on which the denial is based,

         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

         (d) an explanation of the claims review procedure set forth in this Section.

         11.4.2. Claims Review Procedure. Within sixty (60) days after receipt of notice that the Participant's claim has been denied in whole or in part, the claimant may file with the Administrative Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Administrative Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

         11.4.3. General Rules.

         (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Administrative Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Administrative Committee upon request.

         (b) All decisions on claims and on requests for a review of denied claims shall be made by the Administrative Committee.

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

         (c) The Administrative Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

         (d) Claimants may be represented by a lawyer or other representative (at their own expense), but the Administrative Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

         (e) The decision of the Administrative Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

         (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or the Participant's representative shall have a reasonable opportunity to review a copy of the Plan Statement and all other pertinent documents in the possession of the Employer, the Administrative Committee and the Trustee.

11.5. Information Furnished By Participants. Neither the Employer nor the Administrative Committee nor the Trustee shall be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Employer, the Administrative Committee or the Trustee and used by them in determining the Participant's Account. Neither the Employer nor the Administrative Committee nor the Trustee shall be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the Participant in view of the truth. Any refund received upon reduction of an Account so made shall be used to reduce the next succeeding contribution of the Employer to the Plan.

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

                                   SECTION 12

                          OTHER ADMINISTRATIVE MATTERS

12.1. Employer.

         12.1.1. Officers. Except as hereinafter provided, functions generally assigned to the Employer shall be discharged by its officers or delegated and allocated as provided herein.

         12.1.2. Delegation. Except as hereinafter provided, the Board of Directors of the Principal Employer may delegate or redelegate and allocate and reallocate to one or more persons or to an Administrative Committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such fiduciary and other functions assigned to it or to the Employer hereunder as it may from time to time deem advisable.

         12.1.3. Board Of Directors. The Board of Directors of the Principal Employer shall have the exclusive authority, which authority may not be delegated, to act for the Employer:

         (a)      to adopt the Plan, to terminate the Plan, and

         (b) to appoint or remove a Trustee, to appoint or remove an Investment Manager, to appoint or remove the Administrative Committee.

12.2. Administrative Committee.

         12.2.1. Appointment and Removal. The Administrative Committee shall consist of such members as may be determined and appointed from time to time by the Principal Employer and they shall serve at the pleasure of the Principal Employer. Members of the Administrative Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

         12.2.2. Automatic Removal. If any individual who is a member of the Administrative Committee is a director, officer or employee when appointed as a member of the Administrative Committee, then such individual shall be automatically removed as a member of the Administrative Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Employer or any notice to the individual so removed.

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

         12.2.3. Authority. The Administrative Committee may elect such officers as the Administrative Committee may decide upon. The Administrative Committee shall:

         (a) establish rules for the functioning of the Administrative Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,

         (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Administrative Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Administrative Committee, to keep its records and otherwise assist the Administrative Committee in the performance of its duties,

         (c) keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Trustee and the Employer of any action taken by the Administrative Committee and, when required, notify any other interested person or persons,

         (d) determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,

         (e) cause to be compiled at least annually, from the records of the Administrative Committee and the reports and accountings of the Trustee, a report and accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part or portion of such report and accounting (or a true and correct copy of such part) which sets forth the Participant's benefits and the Participant's ratable interest in the Fund,

         (f) prescribe forms to be used for applications for participation, distributions, withdrawals, notifications, etc., as may be required in the administration of the Plan,

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

         (g) set up such rules, applicable to all Participants similarly situated, as are deemed necessary to carry out the terms of the Plan Statement,

         (h) perform all other acts reasonably necessary for administering the Plan including collecting data for and performing the tests described in Section 2 and 3, carrying out the provisions of the Plan Statement and performing the duties imposed on it by the Employer,

         (i)      interpret and construe the Plan Statement,

         (j) resolve questions of eligibility and status under the Plan, and the rights of employees, Participants and Beneficiaries and the amounts of their interests,

         (k) resolve all questions of administration of the Plan not specifically referred to in this section, and

         (l) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of a Administrative Committee, such functions assigned to the Administrative Committee hereunder as it may from time to time deem advisable.

         12.2.4. Majority Decisions. If the Administrative Committee is a Committee and not a person, there shall at any time be three (3) or more members serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

If the Employer does not designate an Administrative Committee, the President (or other chief executive officer) of the Employer shall be the Administrative Committee.

12.3. Limitation On Authority.

         12.3.1. Fiduciaries Generally. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it hereunder, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

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

         12.3.2. Trustee. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under this Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Employer or the Administrative Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Employer, Principal Employer or Administrative Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Employer notice of (and tender to the Principal Employer) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

12.4. Conflict Of Interest. If any Trustee, any Administrative Committee, any member of the Board of Directors or any officer or employee of the Employer to whom authority has been delegated or redelegated hereunder shall also be a Participant in this Plan, the Participant shall have no authority as such Trustee, member, officer or employee with respect to any matter specially affecting the Participant's individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other Trustees, members, officers or employees, as the case may be, to the exclusion of such Participant, and such Participant shall act only in the Participant's individual capacity in connection with any such matter.

12.5. Dual Capacity. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

12.6. Administrator. The Principal Employer shall be the administrator for purposes of section 3(16)(A) of ERISA.

12.7. Named Fiduciaries. The Trustee, the Employer, the officers and Board of Directors of the Principal Employer and the Administrative Committee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

12.8. Service Of Process. In the absence of any designation to the contrary by the Employer, the President of the Principal Employer is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

12.9. Residual Authority. In the event the Employer, Administrative Committee, Board of Directors, or other person designated as having the authority to act or a duty to act on any matter hereunder, is prevented by death, dissolution, incapacity or other similar cause from acting hereunder and there is no other person then empowered to act on such matter, the Trustee shall be empowered to act in its place.

12.10. Administrative Expenses. The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.

12.11. Annual Certification. As of each Annual Valuation Date during the continuance of the Plan, the Administrative Committee shall certify in writing the names of all Participants who are entitled to participate in the Employer contribution for the Plan Year ending on that date and all other facts that may be required to properly administer the provisions of this Plan.

                                   SECTION 13

                                   IN GENERAL

13.1. Disclaimers.

         13.1.1. Effect On Employment. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obliged to continue this Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

         13.1.2. Sole Source Of Benefits. Neither the Trustee nor the Administrative Committee nor the Employer or any of its officers or members of its Board of Directors in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant or to any Beneficiary or to any creditor of a Participant, a Beneficiary or the Trustee. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments or to the Vested Total Account distributed to any Participant or Beneficiary, as the case may be, for such payments. In each case where a Vested Total Account shall have been distributed to a former Participant or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Participant or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of the Fund.

         13.1.3. Co-Fiduciary Matters. Neither the Employer nor any of its officers or members of its Board of Directors nor the Administrative Committee shall in any manner be liable to any Participant, Beneficiary or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA). Neither the Trustee nor the Administrative Committee nor the Employer or any of its officers or members of its Board of Directors shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of this Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund. Except as is otherwise provided in ERISA, the Employer, its officers and the members of its Board of Directors, the Trustee, the Administrative Committee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

13.2. Reversion Of Fund Prohibited. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section 1.3, Section 3.12, Section 11.5 and Appendix A hereof. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as provided in Section 1.3, Section 3.12, Section 11.5 and Appendix A).

13.3. Execution In Counterparts. This Plan Statement may be executed in any number of counterparts, each of which, without production of the others, shall be deemed to be an original.

13.4. Continuity. If this Plan Statement is adopted as an amendment of a Prior Plan Statement, the tenure and membership of the any Administrative Committee previously appointed, the rules of administration adopted and the Beneficiary designations in effect under the Prior Plan Statement immediately before the Effective Date shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

13.5. Contingent Top Heavy Plan Rules. The rules set forth in the Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

                                   APPENDIX A

                     SECTION 415 LIMITATIONS ON ALLOCATIONS


                                    SECTION 1

                                  INTRODUCTION

         Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. Annual Addition. Annual addition means, with respect to any Participant for a limitation year, the sum of:

                  (i) all employer contributions (including employer contributions of the Participant's earnings reductions under section 401(k), section 403(b) and section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

                  (ii) all forfeitures allocable as of a date during such limitation year to the Participant under all defined contribution plans;

                  (iii) all Participant contributions made as of a date during such limitation year to all defined contribution plans;

                  (iv) all amounts allocated after March 31, 1984 to an individual medical account as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the employer;

                  (v) all amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund as defined in section 419(e) of the Code, maintained by the employer; and

                  (vi) all amounts allocable as of a date during such limitation year to the Participant under Section 2.4,
                           Section 3.6, Section 4 or Section 5 of this Appendix.

         1.1.1. Specific Inclusions. With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess deferrals and excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed.

         1.1.2. Specific Exclusions. The annual addition shall not, however, include any portion of a Participant's rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law.

         1.1.3. ESOP Rule. In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants' accounts or (ii) on securities which are not allocated to Participants' accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants' accounts or, in the case of a sale, result in sale proceeds being allocated to Participants' accounts). In the case of an employee stock ownership plan under which no more than one-third (1/3rd) of the employer contributions for a limitation year which are deductible under section 404(a)(9) of the Code are allocated to highly compensated employees (as defined in section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or employer contributions to the employee stock ownership plan which are deductible by the employer under section 404(a)(9)(B) of the Code and charged against the Participant's account (i.e., interest payments).

1.2. Controlled Group Member. Controlled group member means the Employer and each member of a controlled group of corporations (as defined in section 414(b) and as modified by Code section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) and as modified by Code section 415(h) of the Code) and affiliated service groups (as defined in section 414(m) of the Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under section 414(o) of the Code.

1.3. Defined Benefit and Defined Contribution Plans. Defined benefit plan and defined contribution plan have the meanings assigned to those terms by section 415(k)(1) of the Code. Whenever reference is made to defined benefit plans and defined contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members.

1.4. Defined Benefit Fraction.

         1.4.1. General Rule. Defined benefit fraction means a fraction the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer determined as of the close of the limitation year, and the denominator of which is the lesser of:

                  (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(b) of the Code as of the close of such limitation year (i.e., 125% of $90,000 as adjusted for cost of living, commencement dates, length of service and other factors), or

                  (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(b) of the Code with respect to such Participant as of the close of such limitation year (i.e., 140% of the Participant's highest average compensation as adjusted for cost of living, length of service and other factors).

         1.4.2. Transition Rule. Notwithstanding the above, if the Participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 for all limitation years beginning before January 1, 1987.

1.5. Defined Contribution Fraction.

         1.5.1. General Rule. Defined contribution fraction means a fraction, the numerator of which is the sum of the Participant's annual additions under all defined contribution plans (whether or not terminated) (including employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in Appendix B) under a welfare benefit fund or individual medical account and also including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated)) as of the close of the limitation year and for all prior limitation years, and the denominator of which is the sum of the amounts determined under paragraph (i) or (ii) below, whichever is the lesser, for such limitation year and for each prior limitation year in which the Participant had any service with the employer (regardless of whether that or any other defined contribution plan was in existence during those years or continues in existence):

                  (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(c)(l)(A) of the Code for such limitation year determined without regard to section 415(c)(6) of the Code (i.e., 125% of $30,000 as adjusted for cost of living), or

                  (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(c)(l)(B) of the Code with respect to such individual under the Plan for such limitation year (i.e., 140% of 25% of the Participant's ss. 415 compensation for such limitation year).

         1.5.2. TEFRA Transition Rule. The Employer may elect that the amount taken into account for each Participant for all limitation years ending before January 1, 1983 under Section 1.5.1(i) and Section 1.5.1(ii) shall be determined pursuant to the special transition rule provided in section 415(e)(6) of the Code.

         1.5.3. Employee Contributions. Notwithstanding the definition of "annual additions," for the purpose of determining the defined contribution fraction in limitation years beginning before January 1, 1987, employee contributions shall not be taken into account to the extent that they were not required to be taken into account under section 415 of the Code prior to the Tax Reform Act of 1986.

         1.5.4. Annual Denominator. The amounts to be determined under Section 1.5.1(i) and Section 1.5.1(ii) for the limitation year and for all prior limitation years in which the Participant had any service with the employer shall be determined separately for each such limitation year on the basis of which amount is the lesser for each such limitation year.

         1.5.5. Relevant Law. For all limitation years ending before January 1, 1976, the dollar limitation under section 415(c)(1)(A) of the Code is Twenty-five Thousand Dollars ($25,000). For limitation years ending after December 31, 1975 and before January 1, 1990, the amount shall be:

              For limitation years             The section 415(c)(1)(A)
                 ending during:                    dollar amount is:
              --------------------             ------------------------

                      1976                            $ 26,825
                      1977                            $ 28,175
                      1978                            $ 30,050
                      1979                            $ 32,700
                      1980                            $ 36,875
                      1981                            $ 41,500
                      1982                            $ 45,475
                   1983 - 1989                        $ 30,000

         1.5.6. Relief Rule. If the Participant was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0) under the terms of this Plan Statement. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over one (10), times the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the section 415 limitations applicable to the first limitation year beginning on or after January 1, 1987.

1.6. Highest Average Compensation. Highest average compensation means the average section 415 compensation for the three (3) consecutive years of service with the controlled group members that produce the highest average. A year of service with the controlled group members is the Plan Year.

1.7. Individual Medical Account. Individual medical account means an account, as defined in section 415(l)(2) of the Code, maintained by the Employer or a controlled group member which provides an annual addition.

1.8. Limitation Year. The limitation year shall be the Plan Year, unless the Adoption Agreement specifies a different limitation year.

1.9. Maximum Permissible Addition.

         1.9.1. General Rule. The maximum permissible addition (to defined contribution plans) for any one (1) limitation year shall be the lesser of:

                  (i) Thirty Thousand Dollars ($30,000), or if greater, one-fourth (1/4) of the defined benefit limitation set forth in section 415(b)(1) of the Code as in effect for the limitation year, or

                  (ii)     Twenty-five percent (25%) of the Participant's
                           section 415 compensation for such limitation year.

The compensation limitation referred to in Section 1.9.1(ii) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under section 415(l)(1) or section 419A(d)(2) of the Code.

         1.9.2. ESOP Rule. For limitation years beginning before July 13, 1989, in the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code under which no more than one third (1/3rd) of the employer contributions for a limitation year are allocated to highly compensated employees (as defined in section 414(q) of the Code), the dollar limitation in
Section 1.9.1(i) (after adjustment for cost of living) shall be increased to be equal to the sum of:

                  (i) the dollar limitation in Section 1.9.1(i) (after adjustment for cost of living), and

                  (ii) the lesser of the dollar limitation in Section 1.9.1(i) (after adjustment for cost of living) or the amount of employer securities contributed or purchased with cash contributed to the employee stock ownership plan.

         1.9.3. Medical Benefits. The dollar limitation in 1.9.1(i) (after adjustment for cost of living) shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in Appendix B) under a welfare benefit fund or an individual medical account.

         1.9.4. Short Year. If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the amount described in
Section 1.9.1(i) multiplied by the following fraction:

                  Number of months in the short limitation year
                  ---------------------------------------------
                                       12

1.10. Projected Annual Benefit. Projected annual benefit means the annual annuity benefit payable to the Participant at normal retirement age (as defined in the defined benefit plan) adjusted to an actuarially equivalent straight life annuity form (or, if it would be a lesser amount, to any actuarially equivalent qualified joint and survivor annuity form that is available under the defined benefit plan) assuming that:

                  (i) the Participant continues employment and participation under the defined benefit plan until normal retirement age (as defined in the defined benefit plan) or, if later, until the Participant's current age, and

                  (ii) the Participant's section 415 compensation and all other factors used to determine benefits under the defined benefit plan remain unchanged for all future limitation years.

1.11. Regional Prototype Plan. A plan, the form of which is the subject of a favorable notification letter from the Internal Revenue Service.

1.12. Section 415 Compensation. Notwithstanding the definition of compensation used in the Plan Statement, section 415 compensation shall mean, with respect to any limitation year, compensation as defined in section 415(c)(3) of the Code, and shall include, with respect to any limitation year, the Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with any employer maintaining any defined contribution plan or defined benefit plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances).

         1.12.1. Cash vs. Accrual Basis. Section 415 compensation shall be determined on a cash basis.

         1.12.2. Specific Inclusions. Section 415 compensation includes: (i) earned income from sources outside the United States, as defined in section 911(b) of the Code, whether or not excludable from gross income under section 911 of the Code or deductible under section 913 of the Code; (ii) amounts described in sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Participant;
(iii) amounts paid or reimbursed by the employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Participant under section 217 of the Code; (iv) the value of a nonqualified stock option granted to a Participant by the employer, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which it was granted; (v) the amount includable in the gross income of the Participant upon making the election described in section 83(b) of the Code; (vi) the amounts received by the Participant pursuant to an unfunded nonqualified plan or contract providing for deferred compensation when such amounts are includable in the gross income of the Participant; and (vii) in the case of a Participant who is an employee within in meaning of section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income as described in section 401(c)(2) of the Code and the regulations thereunder.

         1.12.3. Specific Exclusions. Section 415 compensation does not include:
(i) contributions made by the employer to a plan of deferred compensation to the extent that, before application of Code section 415 limitations to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed; (ii) amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Participant's gross income under sections 125, 402(a)(8) or 402(h) of the Code;
(iii) contributions made by an employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant); (iv) distributions from a plan of deferred compensation (other than an unfunded, nonqualified plan), regardless of whether such amounts are includable in the gross income of the Participant when distributed; (v) amounts realized from the exercise of a stock option not intended to be an incentive stock option within the meaning of section 422(A) of the Code, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture within the meaning of section 83 of the Code; (vi) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option within the meaning of section 422A of the Code; and (vii) other amounts which receive special tax benefits, such as premiums for group term life insurance

(but only to the extent that the premiums are not includable in the gross income of the Participant).

         1.12.4. Earned Income. Section 415 compensation for a Self-Employed Person shall be such Self-Employed Person's earned income. Earned income is a Self-Employed Person's net earnings from self-employment in the trade or business indicated in the Adoption Agreement as the trade or business of the employer with regard to which this Plan is established (but only if such trade or business is one in which personal services of the Self-Employed Person is a material income-producing factor) for a Plan Year during which the Self-Employed Person is a Participant, reduced by the amount of the employer contributions made under the terms of this Plan for Common Law Employees. Earned income shall include gains (other than any gain which is treated as gain from the sale or exchange of a capital asset for the purpose of determining the self-employed individual's federal income tax) and net earnings derived from the sale or other disposition of, the transfer of any interest in, or the licensing of the use of property (other than good will) by an individual whose personal efforts created such property. Earned Income shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by the employer to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Self-Employed Person by section 164(f) of the Code for taxable years beginning after December 31, 1989.

1.13. Welfare Benefit Fund. Welfare benefit fund means a fund as defined in section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in section 419A(d)(3).


                                    SECTION 2

                                 THIS PLAN ALONE

         This Section 2 applies only if the Participant does not participate in and has never participated in another qualified plan or a welfare benefit fund or an individual medical account maintained by any controlled group member.

2.1. General Rule. The amount of annual additions which may be credited to the Participant's Account under this Plan for any limitation year will not exceed the maximum permissible amount. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

2.2. Estimation. Prior to determining the Participant's actual total compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's total compensation for the limitation year, uniformly determined for all Participants similarly situated.

2.3. Final Determination. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined by the Employer on the basis of the Participant's actual total compensation for the limitation year.

2.4. Remedial Action. If pursuant to Section 2.3 of this Appendix or as a result of the allocation of forfeitures there is an excess amount, the excess will be disposed of as follows:

         (a) Any nondeductible voluntary employee contributions made by the Participant for the limitation year which cause such excess to occur (adjusted for their proportionate share of gains but not losses while held in the Plan), to the extent they would reduce the excess amount, will be returned to the Participant.

         (b) If after the application of paragraph (a) an excess amount still exists, and the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's Account will be used to reduce Employer contributions (including any reallocation of forfeited suspense accounts) for the next limitation year ("second limitation year") (and each succeeding limitation year as necessary) for that Participant if that Participant is covered by the Plan at the end of the second limitation year (or succeeding limitation years).

         (c) If after the application of paragraph (a) an excess amount still exists, and the Participant is not covered by the Plan at the end of the limitation year, the excess amount must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years). The excess account will be applied to reduce future Employer contributions (including any forfeited Suspense Accounts) for all remaining Participants in the second limitation year and each succeeding limitation year, if necessary.

         (d) If an excess account is in existence at any time during the limitation year pursuant to this Section 2, it will not participate in the allocation of the Fund's investment gains and losses. Also, all amounts in the excess account must be credited to Participant's Accounts before any Employer or employee contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants. If the Plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the Account of Participants, the date of termination shall be deemed to be an Annual Valuation Date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed Annual Valuation Date by reason of the limitations of this Appendix, such remaining excess shall be returned to the Employer.


                                    SECTION 3

                    THIS PLAN AND ANOTHER REGIONAL PROTOTYPE
                            DEFINED CONTRIBUTION PLAN

         This Section 3 applies only if, in addition to this Plan, the Participant is covered under another qualified regional prototype defined contribution plan, a welfare benefit fund or an individual medical account maintained by any controlled group member.

3.1. General Rule. The annual additions which may be credited to a Participant's Account under this Plan for any limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by any controlled group member are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the limitation year.

3.2. Estimation. Prior to determining the Participant's actual total compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's compensation for the limitation year, uniformly determined for all Participants similarly situated.

3.3. Final Determination. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined by the Employer on the basis of the Participant's actual total compensation for the limitation year.

3.4. Priority. If, pursuant to Section 3.3 of this Appendix or as a result of the allocation of forfeitures, a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year and the allocations to accounts under such plans are made as of more than one (1) date during the limitation year, the excess amount will be deemed to consist of the annual additions last allocated during the limitation year, except that the annual additions attributable to a welfare benefit fund or individual medial account will be deemed to have been allocated first regardless of the actual allocation date.

3.5. Apportionment. If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of,

         (a) the total excess amount allocated as of such date, multiplied by

         (b) the ratio of (i) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (ii) the total annual additions allocated to the Participant for the limitation year as of such date under this Plan and all the other qualified regional prototype defined contribution plans.

3.6. Remedial Action. Any excess amount attributed to this Plan will be disposed in the manner described in Section 2.4 of this Appendix.

                                    SECTION 4

                         THIS PLAN AND A NON-PROTOTYPE
                            DEFINED CONTRIBUTION PLAN

         If the Participant is covered under another qualified defined contribution plan maintained by any controlled group member which is not a qualified regional prototype plan, annual additions which may be credited to the Participant's Account under this Plan for any limitation year will be limited in accordance with Section 3.1 through 3.6 of this Appendix A as though the other plan was a qualified regional prototype defined contribution plan unless the Employer provides other limitations in the Adoption Agreement.


                                    SECTION 5

                      THIS PLAN AND A DEFINED BENEFIT PLAN

         If any controlled group member maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of a Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed one (1.0) at the close of any limitation year. The annual additions which may be credited to the Participant's Account under this Plan for any limitation year will be limited in accordance with the Adoption Agreement.

                                   APPENDIX B

                         CONTINGENT TOP HEAVY PLAN RULES

         Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a Top Heavy Plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply. For so long as this Plan is not determined to be a Top Heavy Plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.


                                    SECTION 1

                               SPECIAL DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. Aggregated Employers -- the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c), (m) or (o) of the Code.

1.2. Aggregation Group -- a grouping of this Plan and:

         (a) if any Participant in the Plan is a key employee, each other qualified pension, profit sharing or stock bonus plan of the Aggregated Employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when the Participant is actually accruing benefits and not during periods when the Participant has preserved accrued benefits attributable to periods of participation when the Participant was not a key employee); and

         (b) each other qualified pension, profit sharing or stock bonus plan of the Aggregated Employers which is required to be taken into account for this Plan or any plan described in paragraph
                  (a) above to satisfy the qualification requirements under
                  section 410 or section 401(a)(4) of the Code; and

         (c) each other qualified pension, profit sharing or stock bonus plan of the Aggregated Employers which is not included in paragraph (a) or (b) above, but which the Employer elects to include in the Aggregation Group and which, when included, would not cause the Aggregation Group to fail to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code.

1.3. Compensation -- unless the context clearly requires otherwise and notwithstanding any other definition in this Plan Statement, compensation means section 415 of the Code compensation as defined in Section 1.12 of Appendix A (as limited to Two Hundred Thousand Dollars adjusted annually as provided in section 401(a)(17) of the Code).

1.4. Determination Date -- for the first (1st) plan year of a plan, the last day of such first (1st) plan year, and for each subsequent plan year, the last day of the immediately preceding plan year.

1.5. Five Percent Owner -- for each Aggregated Employer that is a corporation, any person who owns (or is considered to own within the meaning of the Shareholder Attribution Rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each Aggregated Employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such Aggregated Employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.6. Key Employee -- each Participant (whether or not then an employee) who at any time during a plan year (or any of the four preceding plan years) is:

         (a) an officer of any Aggregated Employer (excluding persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all Aggregated Employers for any such plan year in excess of fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for any such plan year, or

         (b) one (l) of the ten (10) employees (not necessarily Participants) owning (or considered to own within the meaning of the Shareholder Attribution Rules) both more than one-half of one percent (1/2%) ownership interest in value and the largest percentage ownership interests in value of any of the Aggregated Employers (which are owned by employees) and who has an annual compensation from all the Aggregated Employers in excess of the limitation in effect under section 415(c)(1)(A) of the Code for any such plan year, or

         (c)      a Five Percent Owner, or

         (d) a One Percent Owner having an annual compensation from the Aggregated Employers of more than One Hundred Fifty Thousand Dollars ($150,000);

provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the Aggregated Employers' employees or ten percent of all the Aggregated Employers' employees) shall be treated as officers. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of paragraph (b) above, if two (2) employees have the same interest in any of the Aggregated Employers, the employee having the greatest annual compensation from that Aggregated Employer shall be treated as having a larger interest. For the purpose of determining Compensation, however, all Compensation received from all Aggregated Employers shall be taken into account. The term "key employee" shall include the beneficiaries of a deceased key employee. Annual compensation means ss. 415 compensation as defined in Section
1.12 of Appendix A but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Participant's gross income under section 125, section 402(a)(8), section 402(h) or Section 403(b) of the Code. Notwithstanding this Section 1.6, the determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

1.7. One Percent Owner -- for each Aggregated Employer that is a corporation, any person who owns (or is considered to own within the meaning of the Shareholder Attribution Rules) more than one percent (l%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (l%) of the total combined voting power of the corporation, and, for each Aggregated Employer that is not a corporation, any person who owns more than one percent (l%) of the capital or the profits interest in such Aggregated Employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.8. Shareholder Attribution Rules -- the rules of section 318 of the Code, (except that subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting "5 percent" for "50 percent") or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

1.9. Top Heavy Aggregation Group -- any Aggregation Group for which, as of the Determination Date, the sum of:

                  (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such Aggregation Group; and

                  (ii) the aggregate of the accounts of key employees under all defined contribution plans included in such Aggregation Group,

exceed sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

         (a) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five
                  (5) year period ending on the Determination Date.

         (b) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one Employer to a plan maintained by another Employer and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group).

         (c) If any individual is not a key employee with respect to a plan for any plan year, but such individual was a key employee with respect to a plan for any prior plan year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (d) The determination of whether a plan is a Top Heavy Plan shall be made once for each plan year of the plan as of the Determination Date for that plan year.

         (e) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the Determination Date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no method which is used for accrual purposes under all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code section 411(b)(1)(C). Unless otherwise specified in the Adoption Agreement, in determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (f) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the Determination Date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the Determination Date shall be included even if such contributions are not required. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

         (g) If any individual has not performed any services for any Employer maintaining the plan at any time during the five (5) year period ending on the Determination Date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (h) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the Employer if it was maintained within the last five (5) years ending on the determination date for the plan year in question and would, but for the fact that it terminated, be part of the Aggregation Group for such plan year.

         (i) Deductible employee contributions shall not be taken into account for the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan (including any simplified employee pension plan).

1.10. Top Heavy Plan -- a qualified plan under which (as of the Determination
Date):

                  (i) if the plan is a defined benefit plan, the present value of the cumulative accrued benefits for key employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees; and

                  (ii) if the plan is a defined contribution plan (including any simplified employee pension plan), the aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

In applying the foregoing, the following rules shall be observed:

         (a) Each plan of an Employer required to be included in an Aggregation Group shall be a Top Heavy Plan if such Aggregation Group is a Top Heavy Aggregation Group.

         (b) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan (including any simplified employee pension plan), such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the Determination Date.

         (c) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one Employer to a plan maintained by another Employer and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Aggregation Group).

         (d) If any individual is not a key employee with respect to a plan for any plan year, but such individual was a key employee with respect to the plan for any prior plan year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (e) The determination of whether a plan is a Top Heavy Plan shall be made once for each plan year of the plan as of the Determination Date for that plan year.

         (f) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the Determination Date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no method which is used for accrual purposes under all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code section 411(b)(1)(C). Unless otherwise specified in the Adoption Agreement, in determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (g) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the Determination Date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the Determination Date shall be included even if such contributions are not required. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

         (h) If any individual has not performed any services for any Employer maintaining the plan at any time during the five (5) year period ending on the Determination Date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (i) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the Employer if it was maintained within the last five (5) years ending on the determination date for the plan year in question and would, but for the fact that it terminated, be part of the Aggregation Group for such plan year.

         (j) Deductible employee contributions shall not be taken into account for the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of that account of any employee under a defined contribution plan (including any simplified employee pension plan).


                                    SECTION 2

                         DETERMINATION OF TOP HEAVINESS

Once each Plan Year, as of the Determination Date for that Plan Year, the administrator of this Plan shall determine if this Plan is a Top Heavy Plan.


                                    SECTION 3

                              CONTINGENT PROVISIONS

3.1. When Applicable. If this Plan is determined to be a Top Heavy Plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan Statement.

3.2. Vesting Requirement.

         3.2.1. General Rule. During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a Top Heavy Plan and the accrued benefits of all Participants in a defined benefit plan that is a Top Heavy Plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan Statement:

                    If the Participant Has            The Participant's
                    Completed the Following           Vested Percentage
                    Years of Vesting Service:             Shall Be:
                   ----------------------------------------------------

                   Less than 2 years                          0%
                   2 years but less than 3 years             20%
                   3 years but less than 4 years             40%
                   4 years but less than 5 years             60%
                   5 years but less than 6 years             80%
                   6 years or more                          100%

         3.2.2. Subsequent Year. In each subsequent Plan Year that the Plan is determined not to be a Top Heavy Plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three (3) or more years of Vesting Service for Participants who have one (1) or more Hours of Service in any Plan Year beginning after December 31, 1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant. The accounts and accrued benefits of all other Participants shall be vested and nonforfeitable in accordance with the more favorable of the schedule in Section 3.2.1 above or other provisions of the Plan Statement.

3.3. Defined Contribution Plan Minimum Benefit Requirement.

         3.3.1. General Rule. If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a Top Heavy Plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to the Participant's account) which is at least equal to three percent (3%) of such Participant's compensation. This contribution shall be made for each Participant who has not separated from service with the Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if the Participant had:

         (a) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and

         (b)      made any mandatory contributions to the Plan, and

         (c) earned compensation in excess of the stated amount required for participation in the Plan.

The provision in this Section 3.3.1 shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Article XIV of the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

         3.3.2. Special Rule. Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that key employee for whom that percentage is the highest for the Plan Year.

         (a) The percentage referred to above shall be determined by dividing the Employer contributions for such key employee for such Plan Year by so much of the Participant's compensation for such Plan Year as does not exceed Two Hundred Thousand Dollars ($200,000).

         (b) For the purposes of this Section 3.3, all defined contribution plans required to be included in an Aggregation Group shall be treated as one (l) plan.

         (c) The exception contained in this Section 3.3.2 shall not apply to (be available to) this Plan if this Plan is required to be included in an Aggregation Group if including this Plan in an Aggregation Group enables a defined benefit plan to satisfy the qualification requirement of section 410 or section 401(a)(4) of the Code.

         3.3.3. Salary Reduction and Matching Contributions. For the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement shall be taken into account both for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a key employee and for the purpose of determining whether that minimum contribution requirement has been satisfied. Effective for Plan Years beginning after December 31, 1988, for the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement and all Employer matching contributions shall be taken into account for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied.

3.4. Priorities Among Plans. In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a Top Heavy Plan, the following rules shall apply:

         (a) If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

         (b) If an employee participates in both a defined benefit plan and a defined contribution plan and only one (l) of such plans is a Top Heavy Plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a Top Heavy Plan.

         (c) If an employee participates in both a defined contribution plan and a defined benefit plan and both are Top Heavy Plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received Employer contributions and forfeitures allocated to the Participant's account in the defined contribution plan in an amount which is at least equal to five percent (5%) of the Participant's compensation.

         (d) If an employee participates in this Plan, and other defined contribution plans that are Top Heavy, the minimum benefit shall be made in the plan according to chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan. Any contribution required under this Section 3.4 for this Plan is reduced by any contribution made to any other plan sponsored by the Employer.

3.5. Annual Compensation Limit. The Compensation of each employee taken into account under this Plan in any Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000). This Two Hundred Thousand Dollar ($200,000) amount shall be subject to annual adjustments by the Secretary of the Treasury as provided in section 415(d) of the Code.

3.6. Annual Contribution Limits.

         3.6.1. General Rule. Notwithstanding anything apparently to the contrary in Appendix A to the Plan Statement, for any Plan Year that this Plan is a Top Heavy Plan, the defined benefit fraction and defined contribution fraction of Appendix A to the Plan Statement pertaining to limits under section 415 of the Code, shall be determined by substituting one hundred percent (100%) for one hundred twenty-five percent (125%).

         3.6.2. Special Rule. Section 3.6.l of this Appendix shall not apply to any Top Heavy Plan if such Top Heavy Plan satisfies the following requirements:

         (a) Minimum Benefit Requirement. The Top Heavy Plan (and any plan required to be included in an Aggregation Group with such plan) satisfies the requirements of section 416(c)(1)(B) of the Code is applied by substituting three percent (3%) for two percent (2%) and by increasing (but by no more than ten percentage points) twenty percent (20%) by one percentage point for each year for which the plan was taken into account under this Section 3.6. Section 3.3.1 of this Appendix shall be applied by substituting "four percent (4%)" for "three percent (3%)." Section 3.4(c) of this Appendix shall be applied by substituting "seven and one-half percent (7-1/2%)" for "five percent (5%)."

         (b) Ninety Percent Rule. A Top Heavy Plan would not be a Top Heavy Plan if "ninety percent (90%)" were substituted for

                  "sixty percent (60%)" each place that it appears in the definitions of Top Heavy Plan and Top Heavy Aggregation Group.

         3.6.3. Transition Rule. If, but for this Section 3.6.3, Section 3.6.l of this Appendix would begin to apply with respect to this Plan because it is a Top Heavy Plan, the application of Section 3.6.1 of this Appendix shall be suspended with respect to any individual so long as there are no:

         (a) Employer contributions, forfeitures or voluntary nondeductible contributions allocated to such individual (if this Plan is a defined contribution plan), or

         (b) accruals for such individual (if this Plan is a defined benefit plan).

         3.6.4. Coordinating Change. If this Plan is a Top Heavy Plan for any Plan Year, then for purposes of the Appendix A to the Plan Statement, section 415(e)(6)(i) of the Code shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)" for "Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875)."

3.7. Bargaining Units. The requirements of Section 3.2 through Section 3.5 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more Employers.

                                   APPENDIX C

                       QUALIFIED DOMESTIC RELATIONS ORDERS


                                    SECTION 1

                                 GENERAL MATTERS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

1.1. General Rule. The Plan shall not honor the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless that domestic relations order is a qualified domestic relations order.

1.2. Alternate Payee Defined. The only persons eligible to be considered alternate payees with respect to a Participant shall be that Participant's spouse, former spouse, child or other dependent.

1.3. DRO Defined. A domestic relations order is any judgment, decree or order (including an approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law).

1.4. QDRO Defined. A qualified domestic relations order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or a portion of the Account of a Participant under the Plan and which satisfies all of the following requirements.

         1.4.1. Names and Addresses. The order must clearly specify the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order.

         1.4.2. Amount. The order must clearly specify the amount or percentage of the Participant's Account to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined.

         1.4.3. Payment Method. The order must clearly specify the number of payments or period to which the order applies.

         1.4.4. Plan Identity. The order must clearly specify that it applies to this Plan.

         1.4.5. Settlement Options. Except as provided in Section 1.4.8 of this Appendix, the order may not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan.

         1.4.6. Increased Benefits. The order may not require the Plan to provide increased benefits.

         1.4.7. Prior Awards. The order may not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

         1.4.8. Exceptions. Notwithstanding Section 1.4.5 of this Appendix:

         (a) The order may require payment of benefits be made to an alternate payee before the Participant has separated from service:

                  (i) If the order requires payment as of a date that is on or after the date on which the Participant attains (or would have attained) the earliest payment date described in Section 1.4.10 of this Appendix, or

                  (ii) If the order requires (A) that payment of benefits be made to an alternate payee in a single lump sum as soon as is administratively feasible after the order is determined to be a qualified domestic relations order, and (B) does not contain any of the provisions described in Section 1.4.9 of this Appendix, and (C) provides that the payment of such single lump sum fully and permanently discharges all obligations of the Plan to the alternate payee.

         (b) The order may require that payment of benefits be made to an alternate payee as if the Participant had retired on the date on which payment is to begin under such order (but taking into account only the present value of benefits actually accrued).

         (c) The order may require payment of benefits to be made to an alternate payee in any form in which benefits may be paid under the plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and the Participant's subsequent spouse).

         1.4.9. Deemed Spouse. Notwithstanding the foregoing:

         (a) The order may provide that the former spouse of a Participant shall be treated as a surviving spouse of such Participant for the purposes of Section 7 of the Plan Statement (and that any subsequent or prior spouse of the Participant shall not be treated as a spouse of the Participant for such purposes), and

         (b) The order may provide that, if the former spouse has been married to the Participant for at least one (1) year at any time, the surviving former spouse shall be deemed to have been married to the Participant for the one (1) year period ending on the date of the Participant's death.

         1.4.10. Payment Date Defined. For the purpose of Section 1.4.8 of this Appendix, the earliest payment date means the earlier of:

         (a) The date on which the Participant is entitled to a distribution under the Plan, or

         (b)      The later of (i) the date the Participant attains age fifty
                  (50) years, or (ii) the earliest date on which the Participant could begin receiving benefits under the plan if the Participant separated from service.


                                    SECTION 2

                                   PROCEDURES

2.1. Actions Pending Review. During any period when the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Administrative Committee, the Administrative Committee shall cause the Plan to separately account for the amounts which would be payable to the alternate payee during such period if the order were determined to be a qualified domestic relations order.

2.2. Reviewing DRO's. Upon the receipt of a domestic relations order, the Administrative Committee shall determine whether such order is a qualified domestic relations order.

         2.2.1. Receipt. A domestic relations order shall be considered to have been received only when the Administrative Committee shall have received a copy of a domestic relations order which is complete in all respects and is originally signed, certified or otherwise officially authenticated.

         2.2.2. Notice to Parties. Upon receipt of a domestic relations order, the Administrative Committee shall notify the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant that such domestic relations order has been received. The Administrative Committee shall include with such notice a copy of this Appendix.

         2.2.3. Comment Period. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded a comment period of thirty (30) days from the date such notice is mailed by the Administrative Committee in which to make comments or objections to the Administrative Committee concerning whether the domestic relations order is a qualified domestic relations order. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the thirty (30) day comment period may be shortened.

         2.2.4. Initial Determination. Within a reasonable period of time after the termination of the comment period, the Administrative Committee shall give written notice to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant of its decision that the domestic relations order is or is not a qualified domestic relations order. If the Administrative Committee determines that the order is not a qualified domestic relations order or if the Administrative Committee determines that the written objections of any party to the order being found a qualified domestic relations order are not valid, the Administrative Committee shall include in its written notice:

                  (i)      the specific reasons for its decision,

                  (ii) the specific reference to the pertinent provisions of this Plan Statement upon which its decision is based,

                  (iii) a description of additional material or information, if any, which would cause the Administrative Committee to reach a different conclusion, and

                  (iv) an explanation of the procedures for reviewing the initial determination of the Administrative Committee.

         2.2.5. Appeal Period. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded an appeal period of sixty (60) days from the date such an initial determination and explanation is mailed in which to make comments or objections concerning whether the original determination of the Administrative Committee is correct. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the sixty (60) day appeal period may be shortened.

         2.2.6. Final Determination. In all events, the final determination of the Administrative Committee shall be made not later than eighteen (18) months after the date on which first payment would be required to be made under the domestic relations order if it were a qualified domestic relations order. The final determination shall be communicated in writing to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant.

2.3. Final Disposition. If the domestic relations order is finally determined to be a qualified domestic relations order and all comment and appeal periods have expired, the Plan shall pay all amounts required to be paid pursuant to the domestic relations order to the alternate payee entitled thereto. If the domestic relations order is finally determined not to be a qualified domestic relations order and all comment and appeal periods have expired, benefits under the Plan shall be paid to the person or persons who would have been entitled to such amounts if there had been no domestic relations order.

2.4. Orders Being Sought. If the Administrative Committee has notice that a domestic relations order is being or may be sought but has not received the order, the Administrative Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or beneficiary which otherwise would be due. If the Administrative Committee has determined that a domestic relations order is not a qualified domestic relations order and all comment and appeal periods have expired, the Administrative Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or beneficiary which otherwise would be due even if the Administrative Committee has notice that the party claiming to be an alternate payee or the Participant or both are attempting to rectify any deficiencies in the domestic relations order.

                                    SECTION 3

                               PROCESSING OF AWARD

3.1. General Rules. If a benefit is awarded to an alternate payee pursuant to an order which has been finally determined to be a qualified domestic relations order, the following rules shall apply.

         3.1.1. Source of Award. If a Participant shall have a Vested interest in more than one Account under the Plan, the benefit awarded to an alternate payee shall be withdrawn from the Participant's Accounts in proportion to the Participant's Vested interest in each of them.

         3.1.2. Effect on Account. For all purposes of the Plan, the Participant's Account (and all benefits payable under the Plan which are derived in whole or in part by reference to the Participant's Account) shall be permanently diminished by the portion of the Participant's Account which is awarded to the alternate payee. The benefit awarded to an alternate payee shall be considered to have been a distribution from the Participant's Account for the limited purpose of applying the rules of Section 5.1.3 of the Plan Statement.

         3.1.3. After Death. After the death of an alternate payee, all amounts awarded to the alternate payee which have not been distributed to the alternate payee and which continue to be payable shall be paid in a single lump sum distribution to the personal representative of the alternate payee's estate as soon as administratively feasible unless the qualified domestic relations order clearly provides otherwise. The Participant's beneficiary designation shall not be effective to dispose of any portion of the benefit awarded to an alternate payee unless the qualified domestic relations order clearly provides otherwise.

         3.1.4. In-Service Benefits. The in-service distribution and the loan provisions of Section 7 of this Plan Statement shall not be applicable to the benefit awarded to an alternate payee.

3.2. Segregated Account. If the Administrative Committee determines that it would facilitate the administration or the distribution of the benefit awarded to the alternate payee or if the qualified domestic relations order so requires, the benefit awarded to the alternate payee shall be established on the books and records of the Plan as a separate account belonging to the alternate payee.

3.3. Former Alternate Payees. If an alternate payee has received all benefits to which the alternate payee is entitled under a qualified domestic relations order, the alternate payee will not at any time thereafter be deemed to be an alternate payee or prior alternate payee for any substantive or procedural purpose of this Plan.

                                   APPENDIX D

                           HIGHLY COMPENSATED EMPLOYEE


                                    SECTION 1

                                  GENERAL RULE

1.1. Highly Compensated Employee. A "highly compensated employee" is any employee who, during the "determination year" or the "look-back year":

                  (i)      was at any time a five percent (5%) owner;

                  (ii) received compensation from the Employer in excess of Seventy-Five Thousand Dollars ($75,000);

                  (iii) received compensation from the Employer in excess of Fifty Thousand Dollars ($50,000) and was in the top-paid group of employees for such year; or

                  (iv) was at any time an officer and received compensation greater than 50 percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for such year.

The group of employees (including former employees) who are highly compensated employees consists of both highly compensated active employees and highly compensated former employees.

1.2. Determination Year. The determination year is the current Plan Year (that is, the Plan Year for which the determination of which employees are highly compensated employees is being made).

1.3. Look-back Year. The look-back year is the twelve-month period immediately preceding the determination year (generally, the preceding Plan Year). The Employer does not elect to make the look-back year calculation on the basis of the calendar year ending with or within the determination year.

1.4. Special Rule For Determination Year. An employee not described in Section
1.1 (ii), (iii) or (iv) for the look-back year shall not be treated as described in Section 1.1 (ii), (iii) or (iv) for the determination year unless such employee is a member of the group consisting of the one hundred (100) employees paid the greatest compensation during the determination year. If there is no difference in compensation between the 100th employee and the

101st employee, then those employees receiving the same compensation as the 100th employee shall be ranked in descending order of seniority, with the employee with the greatest seniority being ranked first.

1.5. Highly Compensated Active Employee. A highly compensated active employee is any highly compensated employee who performs services for the Employer during the determination year.

1.6. Highly Compensated Former Employee. A highly compensated former employee is any former employee who had a "separation year" (as defined in Section 2.9) prior to the determination year and was a highly compensated active employee for either (1) such employee's separation year or (2) any determination year ending on or after the employee's 55th birthday. An employee who performs no services for the Employer during a determination year is treated as a former employee.


                                    SECTION 2

                           SPECIAL RULES & DEFINITIONS

2.1. Incorporated Definitions. Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

2.2. Five Percent Owner. An employee shall be treated as a five percent (5%) owner for any determination year or look-back year if at any time during such year such employee was a five percent (5%) owner (as defined in the Appendix B to this Plan Statement) of the Employer.

2.3. Top-Paid Group. An employee is in the top-paid group of employees for any determination year or look-back year if such employee is in the group consisting of the top twenty percent (20%) of the employees when ranked on the basis of compensation paid during such year, excluding those employees described in
Section 2.10. For purposes of the preceding sentence, the top twenty percent (20%) shall be determined by disregarding fractional numbers (i.e., the top 20% of 118 employees shall be the top 23 employees). employees who perform no services for the Employer during the year are not included in determining the top-paid group of employees for that year.

2.4. Special Rules For Officers.

         2.4.1. Not More Than 50 Officers. For purposes of Section 1.1(iv) of this Appendix, no more than fifty (50) employees (or, if lesser, the greater of three employees or ten percent of the employees) shall be treated as officers. If the actual number of officers exceeds this limit, then the officers who will be considered as includible officers under Section 1.1(iv) are those who receive the greatest compensation from the Employer during the determination year or the look-back year.

         2.4.2. At Least 1 Officer. If for any determination year or look-back year no officer of the Employer is described in Section 1.1(iv) of this Appendix, the highest paid officer of the Employer for such year shall be treated as described in such Section 1.1(iv). This is true whether or not such employee is also a highly compensated employee on any other basis.

2.5. Former Employees Excluded For Certain Purposes. Former employees are not included in the top-paid group, the group consisting of the one hundred (100) employees paid the greatest compensation or the group of includible officers for purposes of determining who are highly compensated active employees. In addition, former employees are not counted as employees for purposes of determining the number of employees in the top-paid group.

2.6. Employees Described In Several Groups. An employee who is a highly compensated active employee for a determination year by reason of being described in one group under Section 1.1 for either the determination year or the look-back year, shall not be disregarded in determining whether another employee is a highly compensated active employee by reason of being described in another group under Section 1.1.

2.7. Certain Family Members.

         2.7.1. In General. If any individual is a member of the family of a five percent (5%) owner or of a highly compensated employee in the group consisting of the ten (10) highly compensated employees paid the greatest compensation during the determination year or the look-back year, then:

                  (i) such individual shall not be considered a separate employee; and

                  (ii) any compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the five percent (5%) owner or highly compensated employee.

Family members are subject to this aggregation rule whether or not they may be excluded under Section 2.10 for purposes of determining the top-paid group and whether or not they are highly compensated employees when considered separately.

         2.7.2. Family. For purposes of Section 2.7.1 of this Appendix, the term "family" means, with respect to any employee, such employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         2.7.3. Priority. The determination of which employees are highly compensated employees and which highly compensated employees are among the ten highly compensated employees paid the greatest compensation during the determination year or the look-back year shall be made prior to the application of the family aggregation rules. Similarly, the determination of the number and identity of employees in the top-paid group for a determination year or a look-back year and the identity of the group of employees consisting of the 100 employees paid the greatest compensation for a determination year shall be made prior to the application of the family aggregation rules. The family aggregation rules apply separately to the determination year and the look-back year.

         2.7.4. Change in Family Relationship. An individual is a family member with respect to an employee or former employee if such individual is a family member on any day during the determination year or the look-back year, even though such relationship changes during such year as a result of death or divorce.

2.8. Compensation. For purposes of this Appendix the term "compensation" means "ss. 415 compensation" as defined in Appendix A to this Plan Statement but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Participant's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code. Compensation for any employee who performed services for only part of a year is not annualized for purposes of determining such employee's compensation for the determination year or the look-back year.

2.9. Separation Year. Generally the "separation year" is the determination year during which the employee separates from service with the Employer. An employee who performs no services for the Employer during a determination year will be treated as having separated from service in the year in which that employee last performed services for the Employer.

         2.9.1. Deemed Separation. Solely for the purpose of determining whether an employee is a highly compensated former employee after the employee actually separates from service, an employee may be deemed to have separated from service during a determination year in which the employee actually performs some services for the Employer. An employee will be deemed to have a separation year if, in a determination year prior to the employee's attaining the age of 55, the employee receives compensation in an amount less than 50% of the employee's average annual compensation for the three consecutive calendar years preceding such determination year during which the employee received the greatest amount of compensation from the Employer (or the total period of the employee's service with the Employer, if less). This deemed separation from service may occur without regard to whether the reduction in compensation occurs on account of the employee's leave of absence from service with the Employer.

         2.9.2. Deemed Resumption. An employee who is treated as having a deemed separation year by reason of Section 2.9.1 will not be treated as a highly compensated former employee after such employee actually separates from service with the Employer if, after such deemed separation year, and before the year of actual separation, such employee's compensation from the Employer for a particular determination year increased significantly so that such employee is treated as having a deemed resumption of employment. In order for a deemed resumption of employment to occur, there must be an increase in compensation from the Employer to the extent that such compensation would not result in a deemed separation year under Section 2.9.1 using the same three-year period taken into account for purposes of that Section.

2.10. Excluded Employees.

         2.10.1. General Exclusions. For purposes of determining the number of employees in the top-paid group for a determination year or a look-back year under Section 2.3 of this Appendix, the following employees shall be excluded:

                  (i) employees who have not completed six (6) months of service by the end of the year;

                  (ii) employees who normally work less than seventeen and one-half (17-1/2) hours per week;

                  (iii) employees who normally work during less than six (6) months during the year; and (iv) employees who have not attained age twenty-one (21) by the end of the year.

For purposes of computing months of service, an employee's service in the immediately preceding year is added to service in the current year to determine whether an employee is excluded in the current year.

         2.10.2. Employees Covered By Collective Bargaining Agreements. In general, employees who are included in a unit of employees covered by a collective bargaining agreement are included in determining the number of employees in the top-paid group. However, if ninety percent (90%) or more of all employees are covered under collective bargaining agreements and this Plan covers only employees who are not covered under such agreements, then the employees who are covered under such collective bargaining agreements shall not be counted in determining the number of employees who will be included in the top-paid group. In addition, the employees covered by such agreements will not be included in the top-paid group.

         2.10.3. Minimum Hour Rule. An employee who works at least 17-1/2 hours a week for 50% or more of the total weeks worked by such employee during a determination year or look-back year is deemed to normally work more than 17-1/2 hours a week. An employee who works less than 17-1/2 hours a week for fifty percent (50%) or more of the total weeks worked by such employee during a determination year or look-back year is deemed to normally work less than 17-1/2 hours a week. The foregoing determinations may be made separately with respect to each employee or on the basis of groups of employees who fall within particular job categories as established by the Employer on a reasonable basis. In general, eighty percent (80%) of the positions within a particular job category must be filled by employees who normally work less than 17-1/2 hours a week before any employees may be excluded under this rule on the basis of their membership in that job category. Alternatively, an Employer may exclude employees who are members of a particular job category if the median number of hours credited to employees in that category during a determination year or look-back year is 500 or less.

         2.10.4. Minimum Period of Time Rule. The determination of whether an employee normally works during less than six months in any determination year or look-back year is made on the basis of the facts and circumstances of the Employer as evidenced by the Employer's customary experience in the years preceding such year. An employee who works on one day during a month is deemed to have worked during that month.

         2.10.5. Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income (within the meaning of section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) are excluded for all purposes of this Appendix.

2.11. Adjustments to Dollar Amounts. The dollar amounts described in Section 1.1
(ii) and (iii) shall be adjusted for cost-of-living increases as provided by regulations or other rulings by the Secretary of the Treasury. The applicable dollar amount for a particular determination year shall be the dollar amount for the calendar year in which the determination year begins. For determination years beginning before January 1, 1987, the dollar amounts in Section 1.1 (ii) and (iii) shall be $75,000 and $50,000 respectively.

2.12. Election to Include Leased Employees. The term "employee" shall include all Leased Employees of the Employer, whether or not such Leased Employees are covered by a "safe-harbor plan" as described in Section 414(n)(5) of the Code.

2.13. Aggregation. Subsections (b), (c), (m), (n), and (o) of section 414 of the Code shall be applied before the application of the rules in this Appendix.

2.14. Election of Special Rule For Employees Who Separated From Service Before January 1, 1987. For purposes of determining who is a highly compensated former employee for this Plan and for all plans of the Employer with respect to all situations for which Section 414(q) of the Code is applicable to the Employer, a former employee who separated from service prior to January 1, 1987, shall be considered a highly compensated former employee if, during the employee's separation year (or the year preceding such separation year) or during any year ending on or after such employee's 55th birthday (or the last year ending before such employee's 55th birthday), the employee was a five percent (5%) owner of the Employer at any time during such year, or the employee received compensation in excess of $50,000 during such year. This determination may be made on the basis of the calendar year, the Plan Year or any other twelve month period selected by the Employer and applied on a reasonable and consistent basis.

                                   APPENDIX E

                       TEFRA ss. 242(B) TRANSITIONAL RULES


Section 1. In General. Prior to January 1, 1984, each individual who was either:

         (a) an actively employed Participant having an Account (or a contribution accrued to an Account) as of December 31, 1983,

         (b) a Participant not actively employed but having an Account (or a contribution accrued to an Account) as of December 31, 1983, or

         (c) a Beneficiary of a deceased Participant having an Account (or a contribution accrued to an Account) as of December 31, 1983 was given the opportunity to make a designation (before January 1, 1984) of a method of distribution pursuant to ss. 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (hereinafter a "ss. 242(b) designation"). Some of those individuals elected to make a ss. 242(b) designation and some did not. The distribution rules set forth in this Appendix shall, notwithstanding any provisions of Section 7 of the Plan Statement to the contrary, determine the distributions made with respect to all individuals entitled to make a ss. 242(b) designation, provided that if the Plan is not an exempt profit sharing plan, the QJ&SA contract or Life Annuity contract has been rejected as described in
Section 7 of the Plan Statement. Distributions made with respect to individuals not entitled to make a ss. 242(b) designation shall be governed solely by
Section 7 of the Plan Statement.

Section 2. No Designation. In the case of distributions to an individual where no ss. 242(b) designation was made, distributions after December 31, 1983 shall be made as follows:

         (a) If such individual is a Participant whose benefits were in pay status on December 31, 1983, and the method of distribution in effect for such Participant was consistent with the provisions of the Plan Statement at the time such distribution commenced, then distribution shall continue to be made to such Participant in accordance with the method of distribution in effect on December 31, 1983, notwithstanding that distribution could not have commenced under such method after December 31, 1983.

         (b) If such individual is a Beneficiary whose benefits were in pay status on December 31, 1983, and the method of distribution in effect for such Beneficiary was consistent with the provisions of the Plan Statement at the time such distribution commenced, then distribution shall continue to be made to such Beneficiary in accordance with the method of distribution in effect on December 31, 1983, notwithstanding that distribution could not have commenced under such method after December 31, 1983.

         (c) If such individual is a Participant or a Beneficiary whose benefits were not in pay status on December 31, 1983, distribution shall be made in accordance with Section 7 of the Plan Statement and, to the extent distribution cannot then be made upon terms which are consistent with the provisions of
                  Section 7 of the Plan Statement, distribution shall be made as soon as practicable after December 31, 1983 in a single lump sum.

         (d) For the purpose of the foregoing, benefits shall be considered to have been in pay status on December 31, 1983 if distribution had commenced on or prior to that date and was being made under a written instrument which fixed the person to whom such benefits were payable, the time or times at which distributions would be made and the amount (or formula pursuant to which the amount would be determined) of each distribution and was not subject to variation at the discretion of the Participant or the Administrative Committee unless such variation would cause the acceleration of distributions.

         (e) Examples of circumstances in which distribution could not be made upon terms consistent with the provisions of Section 7 of the Plan Statement (and therefore would have to be made in a single lump sum) include, but are not be limited to, distribution to a Participant who was a key employee in a top heavy plan and who had attained age seventy and one-half (70-1/2) years before 1984, distribution to a Beneficiary who was not the surviving spouse of the Participant if the Participant died prior to 1979, and distribution to a Beneficiary who is the surviving spouse of a Participant who dies after December 31, 1983 at a time when distributions were being made to such Participant for a term certain which extended beyond the life expectancy of such Participant and surviving spouse.

Section 3. Designation Made. In the case of distributions to an individual where a ss. 242(b) designation was made before January 1, 1984, the Administrative Committee shall honor such ss. 242(b) designation in making distributions hereunder to all individuals identified in such ss. 242(b) designation. For this purpose:

         (a) A ss. 242(b) designation shall, to the extent necessary, be deemed to incorporate by reference either the written beneficiary designation filed by the Participant prior to or coincident with the filing of a ss. 242(b) designation or, if no such written beneficiary designation has been filed, the automatic sequence of Beneficiaries provided under the Plan document in effect on December 31, 1983.

         (b) An individual who made ass. 242(b) designation shall have the right to revoke any ss. 242(b) designation filed by the Participant at any time by a written instrument delivered to the Employer. Upon such revocation, distribution shall be made in accordance with the provisions of Section 7 of the Plan Statement. To the extent that distribution cannot then be made upon terms consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made, as soon as practicable after such revocation, in a single lump sum.

         (c) A Beneficiary entitled to distribution under this Plan shall have the right to revoke thess. 242(b) designation insofar as it applies to such Beneficiary. Upon such revocation, distribution shall be made in accordance with the provisions of Section 7 of the Plan Statement. To the extent that distribution cannot then be made upon terms which are consistent with the provisions of Section 7 of the Plan Statement, distribution shall be made, as soon as practicable after such revocation, in a single lump sum.

         (d) If a Participant shall have filed ass. 242(b) designation and shall subsequently file (or amend) a written beneficiary designation under the Plan, thess. 242(b) designation shall not be deemed to be revoked and the relevant measuring life or lives for purposes of thess. 242(b) designation shall continue to be determined as described in paragraph (a) above, without regard to any subsequent filing (or amendment) of a written beneficiary designation or any subsequent amendment of the automatic sequence of Beneficiaries under the Plan Statement.

                                   ADDENDUM TO
                             ADOPTION AGREEMENT #01

                                     For The
                     COMPUTER NETWORK TECHNOLOGY CORPORATION
                           401(k) SALARY SAVINGS PLAN


1. Article VII, Item B of Adoption Agreement #01 For Use With Dorsey & Whitney ss. 401(k) Regional Prototype Basic Plan Document #1. (Discretionary Matching Contribution) shall be amended in its entirety to read as follows.

B. Discretionary Contributions. Will Employer discretionary contributions be allowed?

      _____  No

      __X__  Yes (check one or both):/15/

             __X__  Discretionary Matching Contributions. (check one)

                    __X__ Percentage Match. Employer discretionary matching contributions will be allocated to the Employer Matching Accounts of eligible Participants to match a percentage, determined by the Employer, of each eligible Participant's retirement savings ss. 401(k) contributions for the Plan Year, but not to exceed a dollar amount determined by the Employer for such Plan Year.

2. Article XI of Adoption Agreement #01 for the Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1 shall be amended to include the following section:

E. Employer Securities. Will the Trustee be subject to the directions of the Administrative Committee to purchase qualifying employer securities?

      __X__  Yes

      _____  No

      If yes, the maximum percentage of the Fund which may be invested in qualifying employer securities is:

      _100_  percent.

[ss.ss.10.6(a), 10.12]

3. NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS. Section 3.8 of the Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1 shall be amended in its entirety to read as follows:

3.8. Nondeductible Voluntary Contributions . Effective January 1, 1999, nondeductible voluntary contributions shall not be accepted by the Plan. Prior to January 1, 1999, the Plan will accept nondeductible voluntary contributions made in accordance with this Section 3.8. All such contributions held in the Voluntary Account shall continue to share in any trust earnings or losses and be distributed in accordance with the provisions of Section 7. Contributions under this Section 3 shall be limited so as to comply with the nondiscrimination test of section 401(m) of the Code.

           3.8.1. Contingent Provision . The provisions of this Section 3.8 shall be subject to such conditions and limitations as the Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of the Plan.

           3.8.2. Method of Contribution . Each Participant may make nondeductible voluntary contributions to the Plan for any Plan Year prior to January 1, 1999. A Participant electing to make nondeductible voluntary contributions may do so at such times and subject to such limitations as the Administrative Committee may prescribe under rules. All such contributions for a given Plan Year must be made not later than the thirtieth (30th) day after the end of that Plan Year.

           3.8.3. Payment to Trustee . The nondeductible voluntary contributions made by a Participant to the Plan shall be collected by the Employer by such means as the Administrative Committee shall specify. The Employer shall remit such nondeductible voluntary contributions to the Trustee within the time required by regulations of the United States Department of Labor.

           3.8.4. Allocation . The Participant's nondeductible contributions shall be allocated to the Participant's Voluntary Account and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

           3.8.5. 401(m) Compliance. For purposes of determining an eligible employee's contribution percentage pursuant to Section 3.10.1(c), an eligible employee's nondeductible voluntary contributions for the Plan Year shall be added to an eligible employee's Employer matching contributions for the Plan Year. Nondeductible voluntary contributions under this Section 3 shall be limited so as to comply with the nondiscrimination test of section 401(m) of the Code.

4. EMPLOYER SECURITIES. Section 4.1.3 of the Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1 shall be amended in its entirety to read as follows:

           4.1.3. Operational Rules. In accordance with uniform rules, the Administrative Committee shall determine the circumstances under which a particular investment Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular investment Subfund, the procedures for making or changing investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account. If the Administrative Committee directs the Trustee to create a Subfund to be invested in Employer securities, then, unless otherwise agreed to in writing by the Administrative Committee and the Trustee, the following rules shall apply:

           (a) The Principal Employer will make cash contributions to the Plan and the Trustee on behalf of the Plan will purchase shares of common stock of the Principal Employer on the open market or from another available source based upon the direction of the Named Fiduciary or Participant elections.

           (b) Dividends paid on shares of Employer stock held in the Subfund will be retained in the Subfund and invested in Employer stock. Dividends will not be passed through to Participants.

           (c) The Subfund will be available for in-service distributions and Participant loans. Distributions to Participants will be in cash.

           (d) If voting of all shareholder issues and tender offers will be passed through to the Participants, all voting will be confidential. Additionally, shares that are not voted or tendered by Participants will be voted or tendered, as applicable, by the Trustee in the same proportion as shares that are voted or tendered by Participants, and the Principal Employer shall disclose this methodology to Participants.

5. ERISA SECTION 404(c) COMPLIANCE. Section 4.1.5 of the Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1 shall be amended in its entirety to read as follows:

           4.1.5. ERISA Section 404(c) Compliance. If so permitted by the Adoption Agreement, the Administrative Committee shall establish investment subfunds and operational rules which are intended to satisfy section 404(c) of the Employee Retirement Income Security Act of 1974 and the regulations thereunder. Such investment subfunds shall permit Participants and Beneficiaries the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which present materially different risk and return characteristics, and which, in the aggregate, enable Participants and Beneficiaries to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with section 404(c) of the Employee Retirement Income Security Act of 1974 and the regulations and rules promulgated thereunder from time to time:

           (a) Participants and Beneficiaries may give investment instructions to the Trustee at least once every three months;

           (b) the Trustee must follow the investment instructions of Participants and Beneficiaries that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:

                      (i) would result in a prohibited transaction described in section 406 of the Employee Retirement Income Security Act of 1974 or
                                 section 4975 of the Internal Revenue Code;

                      (ii) would result in the acquisition of an asset that might generate income which is taxable to the Plan;

                      (iii) would not be in accordance with the documents and instruments governing the Plan insofar as they are consistent with Title I of the Employee Retirement Income Security Act of 1974;

                      (iv) would cause a fiduciary to maintain indicia of ownership of any assets of the Plan outside of the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of the Employee Retirement
                                 Income Security Act of 1974 and Department of Labor regulation section 2050.404b-1;

                      (v) would jeopardize the Plan's tax status under the Internal Revenue Code;

                      (vi) could result in a loss in excess of a Participant's or Beneficiary's Account balance;

                      (vii) would result in the acquisition or sale of any Employer real property or any Employer security unless such Employer security acquisition satisfies the conditions of section 408(e) of the Employee Retirement Income Security Act of 1974 and Department of Labor regulation section 2550.404c-1.

           (c) Participants and Beneficiaries shall be periodically informed of transaction fees and expenses (e.g., commissions, sales loads, deferred sales charges, redemption or exchange fees) that affect their Accounts and are related to their Plan investment decisions;

           (d) with respect to any Subfund consisting of Employer securities and intended to satisfy the requirements of section 404(c) of the Employee Retirement Income Security Act of 1974, (i) Participants and Beneficiaries shall be entitled to all voting, tender and other rights appurtenant to the ownership of such securities, (ii) procedures shall be established to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by the Employee Retirement Income Security Act of 1974, and (iii) the Trustee shall ensure the sufficiency of and compliance with such confidentiality procedures.

6. OTHER TRUSTEE POWERS. Subsection (a) of Section 10.6 of the Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1 shall be amended in its entirety to read as follows:

           (a) To invest and reinvest any investment Subfunds established pursuant to Section 4.1 in accordance with the investment characteristics and objectives determined therefor and to invest and reinvest the assets of the Fund in any securities or properties in which an individual could invest the Participant's own funds and which it deems for the best interest of the Fund, without limitation by any statute, rule of law or regulation of any governmental body prescribing or limiting the investment of trust assets by corporate or individual trustees, in or to certain kinds, types or classes of investments or prescribing or limiting the portion of the Fund which may be invested in any one property or kind, type or class of investment. Specifically and without limiting the generality of the foregoing, the Trustee may invest and reinvest principal and accumulated income of the Fund in any real or personal property; preferred or common stocks of any kind or class of any corporation, including but not limited to investment and small business investment companies of all types; voting trust certificates; interests in investment trusts; interests in any limited or general partnership or other business enterprise, however organized and for whatever purpose; group or individual annuity contracts (which may involve investment in the issuer's general account or any of its separate accounts); interests in common or collective trusts, variable interest notes or any other type of collective fund maintained by a bank or similar institution (whether or not the Trustee hereunder); shares of any registered investment company (mutual fund), provided, however, if the Trustee or any of its affiliates acts as investment advisor or other service provider for such mutual fund, then the Employer (or other fiduciary independent of the Trustee) must first acknowledge that it has received the current prospectus for the mutual fund and a detailed written disclosure of the investment advisory and other fees charged or to be paid by the Plan or the mutual fund and the Employer (or such other fiduciary) must approve the investment advisory fee and other fees paid by the Plan directly or through the mutual fund and the investment of Plan assets in the mutual funds; any interest-bearing certificates, accounts or similar interest-bearing instruments in a bank or similar financial institution, including the Trustee or an affiliate of the Trustee, provided such certificates, accounts or instruments bear a reasonable rate of interest; bonds, notes and debentures, secured or unsecured; mortgages, leases or other interests in real or personal property; interests in mineral, gas, oil or timber properties or other wasting assets; options; commodity or financial futures contracts; foreign currency; insurance contracts on the life of any "keyman" or shareholder of the Employer; or conditional sales contracts. The Plan may not acquire or hold any securities issued by an Employer or real estate leased to an Employer except that the Trustee acting pursuant to the express written directions of the Employer as provided in Section 10.12 may acquire and hold Employer securities which are "qualifying employer securities" (within the meaning of section 407(d)(5) of the Employee Retirement Income Security Act of 1974) and Employer real property which is "qualifying employer real property" (within the meaning of section 407(d)(4) of the aforesaid Act); and, provided further, that the Plan may acquire any such Employer securities or Employer real property only if immediately after such acquisition the aggregate fair market value of Employer securities and Employer real property held by the Plan does not exceed the percentage indicated in the Adoption Agreement of the fair market value of the assets of the Plan. Investment of the entire Fund in common stocks shall be deemed appropriate at any phase of the economic business cycle, but it is not, however, the purpose hereof to direct that the Fund shall be invested either entirely or to any extent whatsoever in such common stocks. Prior to maturity and distribution of the Vested Total Accounts of Participants, the Trustee shall commingle the Accounts of Participants and former Participants in each investment Subfund and invest, reinvest, control and manage each of the investment subfunds as a single fund.

7. INVESTMENT IN EMPLOYER SECURITIES. Section 10.14 of the Dorsey & Whitney ss. 401(k) Regional Prototype Plan Basic Plan Document #1 shall be deleted without replacement.


IN WITNESS WHEREOF, this Addendum is hereby approved.


Dated:  _______________, 1998                FOR THE PRINCIPAL EMPLOYER


                                             By Greg Barnum

                                                Its Chief Financial Officer

--------------------------------------------------------------------------------
                         SUPPLEMENTAL ADOPTION AGREEMENT
                                  FOR USE WITH
                                DORSEY & WHITNEY
                          ss. 401(k) REGIONAL PROTOTYPE
                             BASIC PLAN DOCUMENT #1
--------------------------------------------------------------------------------


         By execution of this Supplemental Adoption Agreement, the Employer and the Trustee agree that previously executed Adoption Agreement #01 to the Dorsey & Whitney ss. 401(k) Regional Prototype Basic Plan Document #1 is modified as follows:

Employer's Name and Address.   Computer Network Technology Corporation
                               605 North Highway 169, Suite 800
                               Minneapolis, Minnesota 55441

Name of the Plan.  The Computer Network Technology Corporation 401(k) Salary
                   Savings Plan

Three Digit ID Number.  001

Effective Date.  The date upon which this Supplemental Adoption Agreement is to be effective is:  January 1, 1997.

                                 (ARTICLE V. F.)

F.       Valuation Date(s). The Valuation Date(s) shall be (check only one):

         _____ the Annual Valuation Date.

         _____ the Annual Valuation Date and the last day of the 6th month of the Plan Year.

         _____ the Annual Valuation Date and the last day of the 3rd, 6th and 9th months of the Plan Year.

         _____ the Annual Valuation Date and the last day of the 1st through the 11th months of the Plan Year.

         __X__ the Annual Valuation Date and each business day of the Plan Year.

         [ss. 1.1.35]

Execution of this Supplemental Adoption Agreement does not require the Employer to file for an updated IRS determination letter.

         IN WITNESS WHEREOF, this Supplemental Adoption Agreement is hereby approved.

         Dated:  _______________, 1998.        FOR THE EMPLOYER


                                               Greg Barnum Chief
                                               -----------------
                                               (Signature and official capacity)


DORSEY & WHITNEY LLP consents to the adoption of this Supplemental Adoption Agreement.


         Dated:  _______________, 1998.        By  Its Robert Burns


                   The Computer Network Technology Corporation
                           401(k) Salary Savings Plan

                        Plan Loan Rules (January 1, 1997)
                        ---------------------------------

Effective as of January 1, 1997, the loans made under Section 7.10 of the Basic Plan Document shall be subject to the following rules, conditions and limitations:

         1. Availability. Loans shall be made available to all Participants who are actively employed and all other Participants and all Beneficiaries who are parties in interest (as defined in Section 3(14) of ERISA) subject to limitations and conditions established under this Section on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees in an amount (expressed as a percentage of the Vested Total Account) greater than is made available to other employees. An Alternate Payee shall be considered a Beneficiary for this purpose only after the domestic relation order has been finally determined to be a qualified domestic relations order as defined in Appendix C to the Plan Statement.

         2. Administration. Loan requests shall be granted or denied solely on the basis of this Section. There shall be no discretion to grant or deny a loan request. Denials shall be processed under the claims procedure rules of the Plan. Loans shall be approved (or denied) by the Committee. The Committee shall be contacted for this purpose at the address shown in the summary plan description. A copy of these rules, loan application forms, specimen promissory notes and any other information that is available concerning loans shall be made available at that address upon request. Loans under this Plan and any other plan maintained by the Employer and all Affiliates will be considered separate loans. Therefore, separate loan application forms and promissory notes will need to be completed for loans from this Plan or any other plan. A loan will be made upon completion of a loan application, the execution of a promissory note and the completing of such other forms and the furnishing of such other information as may be required to comply with this Section. The promissory note will be a negotiable instrument. The Trustee will not, however, sell any note.

         3. Loan Terms. The total amount of such loans to any borrower shall not exceed the lesser of:

         (a) Fifty percent (50%) of the Vested amount of that borrower's Total Account, or

         (b)      Fifty Thousand Dollars ($50,000);

provided, however, that the Fifty Thousand Dollar ($50,000) limitation shall be reduced by the excess (if any) of: (i) the highest outstanding balance of loans from the Plan (and all other plans of the Employer and all Affiliates) to such person during the one-year period ending on the day before the new loan is made, over (ii) the outstanding balance of all loans from the Plan (and all other plans of the Employer and all Affiliates) to such person on the day the new loan is made.

         Except for any permitted suspension of payments during a leave of absence, any such loan must be repaid at least monthly in substantially level amounts, including principal and interest, over the term of the loan. Any such loan shall provide that it shall be repaid within a definite period of time to be specified by the borrower in the loan application and the promissory note. That period shall not exceed five (5) years unless such loan is to a Participant and is used to acquire a principal residence for the Participant and then it shall not exceed ten (10) years.

         4. Collateral. Every loan made under these rules shall be secured by that portion of the borrower's Total Account which does not exceed fifty percent (50%) of the sum total of the borrower's Vested Total Account. This dollar amount shall be determined immediately after the origination of the loan (and shall be reduced by the amount of any unpaid principal and interest on any earlier loan which is similarly secured). This security interest shall exist without regard to whether it is or is not referenced in the loan documents. The Plan shall be permitted to realize on this collateral (as hereinafter provided) by any means including (but not limited to) offset. No other collateral shall be permitted or required.

         5. Loan Rules. The following rules shall apply:

         (a) Loan Amount. Loans will not be made in a principal amount less than One Thousand Dollars ($1,000).

         (b) Interest Rate. The interest rate on any loan shall be equal to the prime rate (the base rate on corporate loans at large United States money center commercial banks) as published for the last business day of the calendar month preceding the calendar month in which the loan is granted by The Wall Street Journal in its Money Rates column or any comparable successor rate so published plus one percent (1%). If the prime rate is published as a range of rates, the highest prime rate in the range shall be used.

         (c) Accounting for Loan. For the purpose of determining the extent to which a Total Account is entitled to share in income, gains or losses of the Fund under Section 4, the same shall be deemed to be reduced by the unpaid balance of any outstanding loans to the borrower, and the interest payments on such loans shall be credited to the borrower's Total Account. If a loan is made to a person who has assets in more than one Account (i.e., source of contributions), such loan shall be deemed to have been made from the Accounts in the following sequence:

                           Retirement Savings Account
                        Vested Employer Matching Account
                                Transfer Account
                                Rollover Account

                  Repayments of principal on loans and payments of interest shall be apportioned among the Accounts (i.e., sources of contributions) from which the loan was made in proportion to the amounts by which the Accounts were initially reduced in order to make the loan. If a loan is made from an Account (i.e., source of contributions) which is invested in more than one Subfund authorized and established under Section 4.1, the amount withdrawn in order to make the loan shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund. All repayments of principal and interest shall be reinvested in the same manner as contributions under the borrower's investment election in effect at the time the repayment is received.

         (d) Payments. All Participants who are actively employed by the Employer shall make payment of loans by monthly or more frequent payroll deduction. The making of the loan shall be considered an irrevocable authorization for payroll deduction. To the extent that the available payroll amount is not sufficient to satisfy the payment obligation, the Participant shall make monthly payment by cash, personal check or equivalent negotiable instrument delivered to the Trustee or to the Committee as agent for the Trustee (at the address shown in the Plan's summary plan description) by the due date for the payment. All payments by Beneficiaries, and all payments made by Participants on loans made prior to July 1, 1998 who are not actively employed, shall be made monthly by cash, personal check or equivalent negotiable instrument delivered to the Trustee or to the Committee as agent for the Trustee at the address shown in the Plan's summary plan description by the due date for the payment.

         (e) Prepayments. Prepayment of principal and interest shall be allowed only if the entire remaining balance due on the promissory note is paid in full.

         (f) Separation from Service. For loans made on or after July 1, 1998, the entire outstanding principal and unpaid interest shall be due and payable on the date which is thirty (30) days after the Participant's separation from service with the Employer.

         (g) Death of the Borrower. The death of the borrower shall terminate the loan. The unpaid principal and interest due and owing on the date of the borrower's death shall be offset against the Participant's Total Account. No payments shall be permitted after the borrower's death. The tax consequences of the offset shall be reported to the borrower's estate and not to the Participant's Beneficiary.

         (h) Event of Default. Subject to subsection (i) below, nonpayment within ninety (90) days after the stated due date shall be an event of default. Payment shall be considered made for this purpose only when the cash, personal check or other equivalent negotiable instrument is received in fact by the Trustee or the Committee as agent for the Trustee. Upon the occurrence of an event of default, the Vested Accounts in the Plan given as security shall be offset by the amount of the loan then in default (including, to the extent required under the Code, interest on the amount in default from the time of the default until the time of the offset). In the case of a Participant who is actively employed, however, this offset shall be deferred until an Event of Maturity as to such Participant, but, in the interim, it shall not be possible to cure the default. Such offset shall be automatic. No notice shall be required prior to offset.

         (i) Suspension of Payments During Leave of Absence. If the Participant is on an authorized leave of absence as determined by the Committee, and the Participant's wages during the leave are less than the amount of the loan payment, then loan payments may be suspended upon the written request of the Participant to the Committee for a period of up to one (1) year; provided, however, that the participant's death even while payments are suspended shall nevertheless terminate the loan as provided in subsection (g). Upon the Participant's return to active employment with the Employer or an Affiliate, the Participant shall resume making payments on the loan by monthly or more frequent payroll deduction. The Trustee shall reamortize the then outstanding principal and interest into equal periodic payments payable over the remaining term of the loan; provided, however, that the interest rate used in the reamortization is the same as in the loan note and the final payment on the loan is due by the original maturity date of the loan. Any such reamortization shall not be considered a new loan or a rewriting or extension of the existing loan.

         (j) Miscellaneous. Loans will be made as of the next administratively feasible Valuation Date after which all the required documentation has been provided. No loan shall be made to any Participant or Beneficiary who has any loan which is currently in default or any loan which was in default at any time during the preceding twelve (12) months. Effective July 1, 1998, no Participant or Beneficiary shall be permitted to borrow if such person has a loan then outstanding.

         (k) Fees. The loan shall be subject to any origination and periodic maintenance fees charged by the Trustee and approved by the Committee.

         6. Effect on Distributions. If any distribution is to be made after an Event of Maturity when a loan is outstanding, the first asset distributed (after offset to satisfy any default) shall be the unpaid promissory note.

         7. Reporting and Disclosure. To the extent required by section 72(p) of the Code, the Trustee shall report, from time to time, distributions of income in connection with loans made under this Plan. The operation of those tax rules is entirely independent of the rules of the Plan. It may be possible for loans not in default under these rules to nevertheless require reports of distributable income. Similarly, loans in default under these rules may not result in such reports.

         8. Truth in Lending. This Plan shall make all disclosures required under federal truth-in-lending regulations (Regulation Z issued by the Board of Governors of the Federal Reserve System).